UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 11, 2005

Date of Report (Date of earliest event reported)

SPECTRUM SCIENCES & SOFTWARE HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

DELAWARE	000-50373	90-0182158
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

91 HILL AVENUE NW
FORT WALTON BEACH, FLORIDA
32548
(Address of principal executive offices)(Zip Code)

(850)-796-0909
(Registrant’s telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

See disclosure in Item 2.01 below, which is incorporated herein by reference.

Item 2.01  Completion of Acquisition or Disposition of Assets.

Effective May 11, 2005, Spectrum Sciences & Software Holdings Corp. (the “Company”) acquired all of the outstanding capital stock of Horne Engineering Services, Inc. (“Horne”) from its shareholders, Darryl K. Horne, Charlene M. Horne and Michael Megless (the “Shareholders”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”).  Pursuant to the Merger Agreement, Horne was merged with and into Horne Acquisition LLC, a wholly owned subsidiary of the Company.  The purchase price for the capital stock of Horne was $4.5 million in cash and 6.1 million unregistered shares of the Company’s common stock (the “Shares”).  Additional shares of common stock could subsequently become issuable by the Company to the Shareholders to the extent that the average closing price of the Company’s common stock on the NASD OTC Bulletin Board, or other public securities market, for the trading days during the two month period ending on May 11, 2007 is less than $3.25 per share, subject to Horne (on a stand alone basis) meeting or exceeding 2005 gross revenues of $75 million with EBITDA (earnings before interest, tax, depreciation and amortization) of $3.25 million (the “2005 EBITDA”) and EBITDA of not less than $3.25 million in 2006.  A copy of the Merger Agreement is attached hereto as an exhibit and is incorporated herein by reference.

Pursuant to an Amendment and Waiver Agreement entered into among the parties to the Merger Agreement on May 11, 2005 (the “Amendment”), the Company will hold back four million of the Shares payable to the Shareholders under the Merger Agreement (the “Hold Back Shares”) pending receipt by the Company of certain third party consents relating to certain of Horne’s contracts (the “Required Consents”).  The Amendment requires the Company to release three million of the Hold Back Shares to the Shareholders promptly upon receiving certain of the Required Consents, which are specified in the Amendment.  To the extent that the 2005 EBITDA is less than $3.25 million (the “EBITDA Shortfall”), the Company will be entitled to recover any unreleased Hold Back Shares to the extent that the value of such Hold Back Shares, based on the closing price of the Company’s common stock on May 11, 2005, does not exceed three times the EBITDA Shortfall.  A copy of the Amendment is attached hereto as an exhibit and is incorporated herein by reference.

In connection with the Merger Agreement, the Company and the Shareholders entered into a Registration Rights Agreements, dated May 11, 2005 (the “Rights Agreement”), pursuant to which the Company agreed to prepare and file a registration statement pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), covering the resale from time to time of all of the shares of the Company’s common stock issued to the Shareholders pursuant to the Merger Agreement.  The Company must prepare and file such registration statement upon the request of any of the Shareholders, which request may be made 180 days after the closing of the Merger Agreement, or earlier if the Company becomes eligible to register securities for reoffer and resale using a registration statement on Form S-3 or if Darryl Horne’s Employment Agreement (as described below) is terminated by the Company without cause or by Mr. Horne for good reason, as described more fully in the Employment Agreement.

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Upon the closing of the Merger Agreement, Messrs. Horne and Megless were appointed to the Company’s Board of Directors (the “Board”).  Kelvin D. Armstrong, Karl Heer, and William H. Ham, Jr., the Company’s directors prior to the closing of the Merger Agreement, will continue to serve as directors.  Additionally, the Company’s Amended and Restated Bylaws were amended, effective as of May 11, 2005 (the “Bylaws Amendment”), to increase the number of directors from three to five and to change the required vote for the Board to take action from a majority of directors to four directors.  The Amendment will remain in effect until the earlier of the completion of the Company’s 2006 annual meeting of shareholders and the date on which the composition of the Board is in compliance with the corporate governance standards for the composition of boards of directors set forth by Nasdaq in respect of an application for listing on Nasdaq and any related rule, regulation or provision of the Securities and Exchange Commission (the “SEC”).  A copy of the Bylaws Amendment is attached hereto as an exhibit and is incorporated herein by reference.  Messrs. Horne and Megless were also appointed to the board of directors of Spectrum Sciences & Software, Inc., a wholly owned subsidiary of the Company (“SPSC”).  Mr. Ham will continue to serve as a director of SPSC.  Nancy C. Gontarek has resigned from SPSC’s board as of May 11, 2004.

In connection with the Merger Agreement, Messrs. Horne and Megless executed Employment Agreements with the Company, dated as of May 11, 2005 (“Employment Agreements”),  which provide that such individuals will be appointed Chief Executive Officer (“CEO”) and Chief Financial Officer (“CFO”), respectively, immediately after the Company files its Quarterly Report on Form 10-QSB for the fiscal quarter ending March 31, 2005 with the SEC.  At such time, the current CEO and CFO, Mr. Ham and Ms. Gontarek, respectively, will resign from such positions and will continue to serve as CEO and CFO of SPSC pursuant to the terms of their current employment agreements with the Company, which will be assigned to SPSC by the Company pursuant to Assignment and Assumption Agreements (the “Assignments”).  A copy of the Employment Agreements and the Assignments are attached hereto as exhibits and are incorporated herein by reference.

Pursuant to a Stock Option Agreement executed in connection with the Merger Agreement, Mr. Horne received options to purchase one million shares of the Company’s common stock at an exercise price of $1.65 per share, subject to Horne meeting the revenue and EBITDA targets for 2005 as described above.  The Company also reserved two million shares of the Company’s common stock for stock options to be granted to managers of Horne at the discretion of Mr. Horne.  A copy of the Stock Option Agreement is attached hereto as an exhibit and is incorporated herein by reference.

Item 3.02  Unregistered Sales of Equity Securities.

See disclosure in Item 2.01 above, which is incorporated herein by reference.  The shares of common stock to be issued to the Shareholders pursuant to the Merger Agreement are exempt from registration under the Securities Act, and Rule 506 promulgated thereunder.

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Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

See disclosure in Item 2.01 above, which is incorporated herein by reference.  Mr. Horne, a licensed professional engineer with over twenty years of experience, is the founder of Horne and has served as President and CEO since its inception in 1990.  Mr. Megless has over twenty-five years of experience in the environmental consulting and hazardous remediation industry and has served as the CFO of Horne since 1997.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

See disclosure in Item 2.01 above, which is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(a)

Financial Statements of Businesses Acquired.

Requisite financial statements will be filed by amendment to this Current Report within the period permitted under applicable regulations.

(b)

Pro Forma Financial Information.

Requisite pro forma financial information will be filed by amendment to this Current Report within the period permitted under applicable regulations.

(c)

Exhibits.

Exhibit No.

Description

2.1

Agreement and Plan of Merger, dated as of April 14, 2005, by and among Spectrum Sciences & Software Holdings Corp., Horne Acquisition LLC, Horne Engineering Services, Inc., Darryl K. Horne, Charlene M. Horne and Michael Megless.*

2.2

Amendment and Waiver Agreement, dated as of May 11, 2005, by and among Spectrum Sciences & Software Holdings Corp., Horne Acquisition LLC, Horne Engineering Services, Inc., Darryl K. Horne, Charlene M. Horne and Michael Megless.*

3.1

First Amendment to the Amended and Restated Bylaws of Spectrum Sciences & Software Holdings Corp., dated May 11, 2005.

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4.1

Registration Rights Agreement, dated as of May 11, 2005, by and among Spectrum Sciences & Software Holdings Corp., Darryl K. Horne, Charlene M. Horne and Michael Megless.

10.1

Employment Agreement, dated as of May 11, 2005, by and between Spectrum Sciences & Software Holdings Corp. and Darryl K. Horne.

10.2

Employment Agreement, dated as of May 11, 2005, by and between Spectrum Sciences & Software Holdings Corp. and Michael Megless.

10.3

Assignment and Assumption Agreement, dated as of May 11, 2005, by and between Spectrum Sciences & Software Holdings Corp. and Spectrum Sciences & Software, Inc., with respect to the Employment Agreement of William H. Ham, Jr., as amended.

10.4

Assignment and Assumption Agreement, dated as of May 11, 2005, by and between Spectrum Sciences & Software Holdings Corp. and Spectrum Sciences & Software, Inc., with respect to the Employment Agreement of Nancy C. Gontarek, as amended.

10.5

Stock Option Agreement between Spectrum Sciences & Software Holdings Corp. and Darryl K. Horne, dated May 11, 2005.

* The schedules to this document are not being filed herewith.  The Company agrees to furnish supplementally a copy of any such schedule to the Securities and Exchange Commission upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRUM SCIENCES & SOFTWARE HOLDINGS CORP.

Date: May 17, 2005	By: /s/ Nancy C. Gontarek
Name: Nancy C. Gontarek Title: Chief Financial Officer, Executive Vice President, and Secretary

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EXHIBIT INDEX

Exhibit No.

Description

2.1

Agreement and Plan of Merger, dated as of April 14, 2005, by and among Spectrum Sciences & Software Holdings Corp., Horne Acquisition LLC, Horne Engineering Services, Inc., Darryl K. Horne, Charlene M. Horne and Michael Megless.*

2.2

Amendment and Waiver Agreement, dated as of May 11, 2005, by and among Spectrum Sciences & Software Holdings Corp., Horne Acquisition LLC, Horne Engineering Services, Inc., Darryl K. Horne, Charlene M. Horne and Michael Megless.*

3.1

First Amendment to the Amended and Restated Bylaws of Spectrum Sciences & Software Holdings Corp., dated May 11, 2005.

4.1

Registration Rights Agreement, dated as of May 11, 2005, by and among Spectrum Sciences & Software Holdings Corp., Darryl K. Horne, Charlene M. Horne and Michael Megless.

10.1

Employment Agreement, dated as of May 11, 2005, by and between Spectrum Sciences & Software Holdings Corp. and Darryl K. Horne.

10.2

Employment Agreement, dated as of May 11, 2005, by and between Spectrum Sciences & Software Holdings Corp. and Michael Megless.

10.3

Assignment and Assumption Agreement, dated as of May 11, 2005, by and between Spectrum Sciences & Software Holdings Corp. and Spectrum Sciences & Software, Inc., with respect to the Employment Agreement of William H. Ham, Jr., as amended.

10.4

Assignment and Assumption Agreement, dated as of May 11, 2005, by and between Spectrum Sciences & Software Holdings Corp. and Spectrum Sciences & Software, Inc., with respect to the Employment Agreement of Nancy C. Gontarek, as amended.

10.5

Stock Option Agreement between Spectrum Sciences & Software Holdings Corp. and Darryl K. Horne, dated May 11, 2005.

* The schedules to this document are not being filed herewith.  The Company agrees to furnish supplementally a copy of any such schedule to the Securities and Exchange Commission upon request.

Exhibit 2.1

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (the “Agreement”) is made and entered into as of April 14, 2005, by and among (i) Spectrum Sciences & Software Holdings Corp., a Delaware corporation (“Buyer”), (ii) Horne Acquisition LLC, a Virginia limited liability company and wholly owned subsidiary of Buyer (“Acquisition LLC”), (iii) Horne Engineering Services, Inc., a Virginia corporation (the “Company”), and (iv) Darryl K. Horne (“Horne”), Charlene M. Horne (“C. Horne”) and Michael Megless (“Megless” and, together with Horne and C. Horne, the “Shareholders” and, each individually a “Shareholder”).

Recitals

A.

The Shareholders, collectively, are the beneficial owners of record of one hundred percent (100%) of the outstanding capital stock of the Company, consisting of 5,122 shares of the Company’s common stock, no par value (“Company Common Stock”), as of the date hereof and will be the beneficial owners of record of one hundred percent (100%) of such outstanding capital stock of the Company as of immediately prior to the Effective Time (as defined below).

B.

Buyer shall acquire the Company by means of a merger transaction (the “Merger”) in accordance with the Virginia Stock Corporation Act, as amended (the “Corporation Law”), and the terms of this Agreement whereby the Company will merge with and into Acquisition LLC, with Acquisition LLC continuing as the surviving corporation in the Merger (the “Surviving Entity”) and a wholly-owned subsidiary of Buyer.

C.

It is intended that the Merger qualify as a reorganization within the  meaning of Section  368 of the  Internal  Revenue  Code of 1986,  as amended (the “Code”).

D.

Simultaneously with the Closing (as defined below): (i) Horne will enter into an employment agreement with Buyer, in the form substantially as set forth on Exhibit A attached hereto (the “Horne Employment Agreement”) for the position of Chief Executive Officer and President of Buyer; (ii) Megless will enter into an employment agreement with Buyer, in the form substantially as set forth on Exhibit B attached hereto (the “Megless Employment Agreement”) for the position of Chief Financial Officer of Buyer; and (iii) Buyer and the Shareholders will enter into a registration rights agreement, in respect of the Buyer Common Stock (as defined below), in the form substantially as set forth on Exhibit C attached hereto (the “Registration Rights Agreement”).

E.

This Agreement has been approved by: (i) the respective Boards of Directors of Buyer and the Company; (ii) Buyer, as the sole member of Acquisition LLC; and (iii) the Shareholders as holders of one hundred percent (100%) of the outstanding capital stock of the Company.

Agreement

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, premises, covenants and agreements contained herein, the Parties agree as follows:

ARTICLE I. - THE MERGER

1.1

The Merger.  Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the Corporation Law, the Company shall be merged with and into Acquisition LLC at the Effective Time.  Following the Effective Time, the separate corporate existence of the Company shall cease and Acquisition LLC shall continue as the Surviving Entity and shall succeed to and assume all the rights and obligations of the Company in accordance with the Corporation Law.

1.2

Effective Time.  Subject to the provisions of this Agreement, as soon as practicable on or after the Closing Date, the Parties shall file articles of merger or other appropriate documents (in any such case, the “Articles of Merger”) executed in accordance with the relevant provisions of the Corporation Law and shall make all other filings or recordings required under the Corporation Law.  The Merger shall become effective at such time as the Articles of Merger are duly filed with the State Corporation Commission of Virginia (the “Commission”), or at such other time as Acquisition LLC and the Company shall agree should be specified in the Articles of Merger (the time the Merger becomes effective being referred to herein as the “Effective Time”).

1.3

Effects of the Merger.  The Merger shall have the effects set forth in the applicable provisions of the Corporation Law.

1.4

Articles of Incorporation and Bylaws.

(a)

The articles of organization of Acquisition LLC as in effect immediately prior to the Effective Time shall be the articles of organization of the Surviving Entity until thereafter changed or amended as provided therein or by applicable law; provided that such articles of organization shall be amended to provide that the name of the Surviving Entity is “Horne Engineering Services, LLC”.

(b)

The operating agreement of Acquisition LLC as in effect immediately prior to the Effective Time shall be the operating agreement of the Surviving Entity until thereafter changed or amended as provided therein or by applicable law.

1.5

Managers.  The individuals set forth on Schedule 1.5 attached hereto shall be the Managers of the Surviving Entity to serve until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

1.6

Officers.  The individuals set forth on Schedule 1.6 attached hereto shall be the officers of the Surviving Entity to serve, subject to the Horne Employment Agreement in respect of Horne, and the Megless Employment Agreement in respect of Megless, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

1.7

Effect on Capital Stock.  As of the Effective Time, by virtue of the Merger and without any action on the part of the holder of any shares of the outstanding capital of the Company or Acquisition LLC:

(a)

Each issued and outstanding unit of ownership interest of Acquisition LLC shall be converted into and shall become one fully paid and nonassessable unit of ownership interest of the Surviving Entity.

(b)

Each share of the Company’s common stock that is held in the treasury of the Company shall automatically be cancelled and shall cease to exist and no consideration shall be delivered in exchange therefor.

(c)

Each share of Company’s Common Stock shall be converted into the right to receive from Buyer, the Per Share Merger Consideration (as defined below) in accordance with Section 1.8 hereof.  As of the Effective Time, all such shares of Company Common Stock shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each holder of a certificate representing any such shares of Company Common Stock shall cease to have any rights with respect thereto, except the right to receive the Per Share Merger Consideration, without interest.

1.8

Per Share Merger Consideration.  At the Effective Time and without any further action on the part of Buyer, Acquisition LLC, the Company or the Shareholders, each share of Company Common Stock outstanding as of immediately prior to the Effective Time shall be converted into the right to receive:

(a)

As soon as practicable following the Effective Time, an amount of cash (the “Per Share Cash Consideration”), by wire transfer to an account or accounts designated in writing by such Shareholders to Buyer at least two (2) business days prior to the date of the Effective Time, equal to (i) $4,500,000, less, pursuant to the provisions of Section 9.7, the amount of cash to be issued to a third party at the Shareholders’ direction as provided in Section 9.7 in satisfaction of Transaction Expenses (as defined in Section 9.7), other than the Reimbursement Amount (as defined in Section 9.7) that Buyer is obligated to satisfy at the Closing in accordance with Section 9.7, divided by (ii) the aggregate number of shares of Company Common Stock issued and outstanding as of immediately prior to the Effective Time.

(b)

As soon as practicable following the Effective Time, that number of shares of Buyer Common Stock (as defined below), which shares shall be unregistered (the “Per Share Closing Stock Consideration”), equal to (i) 6,100,000 less, pursuant to the provisions of Section 9.7, that number of shares of unregistered Buyer Common Stock to be issued to a third party at the Shareholders’ direction as provided in Section 9.7 in satisfaction of Transaction Expenses (as defined in 9.7) other than the Reimbursement Amount (as defined in Section 9.7) that Buyer is obligated to satisfy at the Closing in accordance with Section 9.7 divided by (ii) the aggregate number of shares of Company Common Stock issued and outstanding as of immediately prior to the Effective Time.

(c)

Following the Effective Time and subject to the terms and conditions set forth in Section 7.3, that number of Make Whole Shares (as defined in Section 7.3) (the “Per Share Make Whole Stock Consideration” and, together with the Per Share Cash Consideration and the Per Share Closing Stock Consideration, the “Per Share Merger Consideration”) equal to (i) the aggregate number of Make Whole Shares, if any, to be issued pursuant to Section 7.3, divided by (ii) the aggregate number of shares of Company Common Stock issued and outstanding as of immediately prior to the Effective Time.  The Per Share Merger Consideration multiplied by the number of shares of Company Common Stock issued and outstanding as of immediately prior to the Effective Time shall be referred to herein as the “Merger Consideration.”

1.9

Fractional Shares.  In no event shall any fractional share of Buyer Common Stock be issued pursuant to this Article I.  The number of shares of Buyer Common Stock issuable to a Shareholder who would otherwise be entitled to a fraction thereof (after aggregating all fractional shares to be received by such Shareholder) shall be rounded up to the next highest whole number.

1.10

Exchange of Certificates.

(a)

At the Closing, each Shareholder shall surrender to Buyer the stock certificates representing the Company Common Stock held by such Shareholder for cancellation and exchange for the Per Share Merger Consideration, together with such other documents as may be reasonably required by Buyer.  Upon surrender of such certificates, Buyer shall: (i) deliver to each Shareholder a stock certificate representing such Shareholder’s pro rata percentage of the aggregate Per Share Closing Stock Consideration (as determined in accordance with Section 1.8(b)) and (ii) deliver to each Shareholder cash in the amount of such Shareholder’s pro rata percentage of the aggregate Per Share Cash Consideration (as determined in accordance with Section 1.8(a)).  In the event any stock certificate representing Company Common Stock shall have been lost, stolen or destroyed, Buyer may, in its discretion and as a condition precedent to the payment of the Merger Consideration in respect of the shares of Company Common Stock represented by such stock certificate, require the owner of such lost, stolen or destroyed stock certificate to deliver an affidavit of lost stock certificate and indemnity in form and substance reasonably satisfactory to Buyer.

(b)

Buyer shall be entitled to deduct and withhold from that portion of the Merger Consideration payable or otherwise deliverable to such Shareholder pursuant to this Agreement such amounts as Buyer is required to deduct or withhold therefrom under the Code or under any provision of state, local or foreign tax law.  To the extent such amounts are so deducted or withheld, such amounts shall be treated for all purposes under this Agreement as having been paid to the Shareholder to whom such amounts would otherwise have been paid.

1.11

Closing of Company Transfer Books.  At the Effective Time, each of the Shareholders shall cease to have any rights as a shareholder of the Company, and the stock transfer books of the Company shall be closed with respect to all shares of capital stock of the Company outstanding immediately prior to the Effective Time.  No further transfer of any shares of capital stock of the Company shall be made on such stock transfer books after the Effective Time.  If, after the Effective Time, a valid stock certificate previously representing any shares of Company Common Stock is presented to Buyer, such stock certificate shall be cancelled and exchanged as provided in Section 1.10.

1.12

Exemption from Registration.  The shares of Buyer Common Stock to be issued in connection with the Merger will be issued in one or more transactions exempt from registration under (a) the Securities Act of 1933, as amended (the “Securities Act”), by reason of Rule 506 promulgated thereunder and (b) applicable state securities laws.

1.13

Tax Consequences.  For federal income tax purposes, the Merger is intended to constitute a reorganization within the meaning of Section 368 of the Code, and the Parties agree to report the Merger and all related transactions consistently therewith.  The Parties also agree to take such actions as may be reasonably required to cause the Merger to be treated as a qualifying reorganization and to take no action which would disqualify the Merger from reorganization status under Section 368 of the Code.  The Parties hereby adopt this Agreement as a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368(a) of the United States Treasury Regulations.

ARTICLE II. -CLOSING

2.1

Closing.  The consummation of the transactions contemplated by this Agreement (the “Closing”) shall be held at the offices of Squire, Sanders & Dempsey L.L.P., 1201 Pennsylvania Avenue, N.W., Washington D.C. 20044, or at such other location as Buyer and the Company may mutually agree upon, at a time and on a date to be mutually agreed upon by Buyer and the Company, which date shall be no later than the third (3rd) business day following the satisfaction or waiver of the conditions set forth in Article VI of this Agreement and no later than June 30, 2005.  The date upon which the Closing occurs is hereinafter referred to as the “Closing Date.” The Closing shall be deemed completed as of 12:01 a.m.  Eastern Standard Time on the morning of the Closing Date.

2.2

Deliveries by the Company and the Shareholders.  At or prior to the Closing, the Company and the Shareholders shall deliver to Buyer:

(i)

the Articles of Merger, duly executed by the Company; and

(ii)

all of the documents required to be delivered to Buyer pursuant to Section 6.2 hereof; and

(iii)

a certificate executed by (X) an authorized officer of the Company and (Y) each of the Shareholders to the effect that the conditions set forth in Sections 6.2(a) and 6.2(c) have been satisfied.

2.3

Deliveries by Buyer.  At or prior to the Closing, Buyer shall deliver to the Shareholders:

(i)

all of the documents required to be delivered to the Company or the Shareholders pursuant to Section 6.1 hereof; and

(ii)

a certificate executed by an authorized officer of Buyer, on behalf of Buyer, to the effect that the conditions set forth in Sections 6.1(b) and 6.1(d) have been satisfied.

2.4

Termination in Absence of Closing.

(a)

Subject to the provisions of Section 2.4(b), if by the close of business on June 30, 2005, the Closing has not occurred, then either Buyer or the Company may thereafter terminate this Agreement by written notice to such effect, to the other Parties, without liability of or to any Party or any shareholder, director, officer, employee or representative of such Party unless the reason for Closing having not occurred is (i) such Party’s willful breach of the provisions of this Agreement, or (ii) if all of the conditions to such Party’s obligations set forth in Article VI have been satisfied or waived in writing by the date scheduled for the Closing pursuant to Section 2.1, the failure of such Party to perform its obligations under this Article II on such date; provided, however, that the provisions of Sections 9.5 through 9.11 shall survive any such termination; and provided further, however, that any termination pursuant to this Section 2.4 shall not relieve any Party who was responsible for Closing having not occurred as described in clauses (i) or (ii) above of any liability which such Party would otherwise have in respect thereof.

(b)

Notwithstanding the approval of the Board of Directors of the Company and the Shareholders, this Agreement and the transactions contemplated herein may be terminated and abandoned at any time on or prior to the Closing Date by the Company or the Shareholders if:

(i)

any representation or warranty made herein for the benefit of the Company or the Shareholders, or any certificate, schedule or document furnished to the Company or the Shareholders pursuant to this Agreement is untrue or contains any untrue statement of material fact, or omits to state a material fact necessary to make the statements or facts contained therein not misleading in light of the circumstances under which they were furnished; or

(ii)

Buyer or Acquisition LLC shall have defaulted in any material respect in the performance of any material obligation under this Agreement.

(c)

Notwithstanding the approval of the Board of Directors of Buyer, this Agreement and the transactions contemplated herein may be terminated and abandoned at any time on or prior to the Closing Date by Buyer if:

(i)

any representation or warranty made herein for the benefit of Buyer, or any certificate, schedule or document furnished to Buyer pursuant to this Agreement is untrue or contains any untrue statement of material fact, or omits to state a material fact necessary to make the statements or facts contained therein not misleading in light of the circumstances under which they were furnished; or

(ii)

The Company or the Shareholders shall have defaulted in any material respect in the performance of any material obligation under this Agreement.

ARTICLE III. - REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS AND THE COMPANY

Each of the Shareholders and the Company hereby jointly and severally represent and warrant to Buyer that:

3.1

Corporate Existence and Qualification.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Virginia; the Company has the corporate power to own, manage, lease and hold its Properties and to carry on its business as and where such Properties are presently located and such business is presently conducted; and neither the character of the Company’s Properties nor the nature of the Company’s business requires the Company to be duly qualified to do business as a foreign corporation in any jurisdiction outside those identified in Schedule 3.1 attached hereto, and the Company is qualified as a foreign corporation and in good standing in each listed jurisdiction.

3.2

Authority, Approval and Enforceability.  This Agreement has been duly executed and delivered by the Company and the Shareholders, and each of the Shareholders and the Company has all requisite power and legal capacity to execute and deliver this Agreement and all Collateral Agreements executed and delivered or to be executed and delivered in connection with the transactions provided for hereby, to consummate the transactions contemplated hereby and by the Collateral Agreements, and to perform its and his obligations hereunder and under the Collateral Agreements.  The execution, delivery and performance of this Agreement and the consummation by the Company of the Merger and of the other transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company (including approval of the Company’s Board of Directors and the Shareholders) and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions contemplated hereby.  This Agreement and each Collateral Agreement to which any of the Shareholders and/or the Company is a party constitutes, or upon execution and delivery will constitute, the legal, valid and binding obligation of such party, enforceable in accordance with its terms, except as such enforcement may be limited by general equitable principles or by applicable bankruptcy, insolvency, moratorium, or similar laws and judicial decisions from time to time in effect which affect creditors’ rights generally.

3.3

Capitalization and Corporate Records.

(a)

The Company’s authorized capital stock consists solely of 10,000 shares of Company Common Stock, of which 5,122 shares are issued and outstanding and 417 shares are held in the Company’s treasury.  All issued and outstanding shares of Company Common Stock are owned beneficially and of record by the Shareholders, free and clear of any and all liens, mortgages, adverse claims, charges, security interests, encumbrances or other restrictions or limitations whatsoever.  All of the outstanding shares of the Company Common Stock are duly authorized, validly issued, fully paid and non-assessable and were not issued in violation of (i) any preemptive or other rights of any Person to acquire securities of the Company, or (ii) any applicable federal or state securities laws, and the rules and regulations promulgated thereunder (collectively, the “Securities Laws”).  There are no outstanding subscriptions, options, convertible securities, rights (preemptive or otherwise), warrants, calls or agreements relating to any shares of capital stock of the Company.  Upon filing of the Articles of Merger with the Commission, good and valid title to all issued and outstanding shares of Company Common Stock will pass to Buyer, free and clear of all liens of any kind, other than those arising from acts of Buyer.

(b)

The copies of the articles of incorporation and bylaws of the Company provided to Buyer are true, accurate, and complete and reflect all amendments made through the date of this Agreement.  The Company’s stock and minute books made available to Buyer for review were correct and complete as of the date of such review, no further entries have been made through the date of this Agreement, and such minute books contain an accurate record of all shareholder and corporate actions of the shareholders and directors (and any committees thereof) of the Company taken by written consent or at a meeting since its date of incorporation.  All corporate actions taken by the Company have been duly authorized or ratified.

(c)

Except as otherwise set forth in Schedule 3.3(c), the Company does not own, directly or indirectly, any outstanding voting securities of or other interests in any other corporation, partnership, joint venture or other business entity.

3.4

No Shareholder Defaults or Consents.  Except as otherwise set forth in Schedule 3.4 hereto, the execution and delivery of this Agreement and the Collateral Agreements by the Shareholders and the performance by the Shareholders of their obligations hereunder and thereunder will not violate any provision of law or any judgment, award or decree or any indenture, agreement or other instrument to which any of the Shareholders is a party, or by which the properties or assets of any of the Shareholders is bound or affected, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under, any such indenture, agreement or other instrument, in each case except to the extent that such violation, default or breach could not reasonably be expected to delay or otherwise significantly impair the ability of the Parties to consummate the transactions contemplated hereby.

3.5

No Company Defaults or Consents.  Except as otherwise set forth in Schedule 3.5 attached hereto, neither the execution and delivery of this Agreement nor the carrying out of any of the transactions contemplated hereby will:

(i)

violate or conflict with any of the terms, conditions or provisions of the articles of incorporation or bylaws of the Company;

(ii)

violate any Legal Requirements applicable to the Company;

(iii)

violate, conflict with, result in a breach of, constitute a default under (whether with or without notice or the lapse of time or both), or accelerate or permit the acceleration of the performance required by, or give any other party the right to terminate, any Contract or Permit binding upon or applicable to the Company;

(iv)

result in the creation of any lien, charge or other encumbrance on any Properties of the Company; or

(v)

require any of the Shareholders or the Company to obtain or make any waiver, consent, action, approval or authorization of, or registration, declaration, notice or filing with, any private non-governmental third party or any Governmental Authority.

3.6

No Proceedings.  No suit, action or other proceeding is pending or, to the Knowledge of the Company, threatened before any Governmental Authority seeking to restrain the Company or the Shareholders or prohibit their entry into this Agreement or prohibit the Closing, or seeking damages against the Company or its Properties as a result of the consummation of this Agreement.

3.7

Employee Benefit Matters.

(a)

Schedule 3.7(a) provides a list of each of the following, if any, which is sponsored, maintained or contributed to by the Company in which present and/or former employees, officers, directors or agents of the Company or any Affiliate of the Company participate or have participated, or with respect to which the Company has or may have any actual or contingent liability:

(i)

each “employee benefit plan,” as such term is defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (“Company Plan”); and,

(ii)

each personnel policy, employee manual or other written statements of rules or policies concerning employment, stock option plan, collective bargaining agreement, bonus plan or arrangement, incentive award plan or arrangement, vacation and sick leave policy, severance pay policy or agreement, deferred compensation agreement or arrangement, consulting agreement, employment contract and each other employee benefit plan, agreement, arrangement, program, practice or understanding which is not described in Section 3.7(a)(i), including foreign plans, which are not subject to the provisions of ERISA (“Company Benefit Program or Agreement”).

(b)

True, correct and complete copies of each of the Company Plans (if any), and related trusts, if applicable, including all amendments thereto, have been furnished to Buyer.  Except as set forth on Schedule 3.7(b), there has also been furnished to Buyer, with respect to each Company Plan required to file such report and description, the three most recent reports on Form 5500 and the summary plan description.  True, correct and complete copies or descriptions of all Company Benefit Programs or Agreements have also been or shall be furnished to Buyer.

(c)

Except as otherwise set forth in Schedule 3.7(c),

(i)

The Company does not contribute to or have an obligation to contribute to, and the Company does not have any actual or contingent liability under any Company Plan that is an “employee pension benefit plan” (as defined in Section 3(2) of ERISA) which is or was subject to Title IV of ERISA, including any multiemployer plan within the meaning of Section 3(37) of ERISA, or that is or was subject to Section 412 of the Code, or that is a multiple employer plan within the meaning of Section 413(b) and (c) of the Code.

(ii)

The Company has substantially performed all obligations, whether arising by operation of law or by contract, required to be performed by it in connection with the Company Plans and the Company Benefit Programs and Agreements, and to the Knowledge of the Company, there have been no material defaults or violations of law with respect to the Company Plans or Company Benefit Programs or Agreements by any other party to the Company Plans or Company Benefit Programs or Agreements;

(iii)

To the Knowledge of the Company, all reports and disclosures relating to the Company Plans required to be filed with or furnished to governmental agencies, Company Plan participants or Company Plan beneficiaries have been filed or furnished in accordance with applicable law in a timely manner, and each Company Plan and each Company Benefit Program or Agreement has been administered in substantial compliance with its governing documents;

(iv)

Each of the Company Plans intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service regarding such qualified status or may rely on an opinion or advisory letter issued to a master or prototype provider with respect to the tax-qualified status of the Company Plan, and to the Knowledge of the Company, no event has occurred which would jeopardize the qualified status of any such Company Plan under Section 401(a) of the Code, respectively;

(v)

There are no actions, suits or claims pending (other than routine claims for benefits) or, to the Knowledge of the Company, threatened against, or with respect to, any of the Company Plans or Company Benefit Programs or Agreements or their assets;

(vi)

Other than any contributions that, individually or in the aggregate, are not material to the Company Plans, all contributions required to be made to the Company Plans pursuant to their terms and provisions and applicable law have been made timely, and will continue to be so made through the Closing Date;

(vii)

To the Knowledge of the Company, none of the Company Plans nor any trust created thereunder or with respect thereto has engaged in any “prohibited transaction” or “party-in-interest transaction” as such terms are defined in Section 4975 of the Code and Section 406 of ERISA, which transaction is not exempt under Section 4975(d) of the Code or Section 408 of ERISA, and which could subject any Company Plan, the Shareholders or any officer, director or employee thereof to a tax or penalty on prohibited transactions or party-in-interest transactions pursuant to Section 4975 of the Code or Section 502(i) of ERISA;

(viii)

To the Knowledge of the Company, there is no matter pending (other than routine qualification determination filings) with respect to any of the Company Plans or Company Benefit Programs or Agreements before the Internal Revenue Service, the Department of Labor or the PBGC;

(ix)

The Company does not maintain a trust for the purpose of funding a Company Plan, which trust is intended to be exempt from federal income taxation pursuant to Section 501(c)(9) of the Code;

(x)

The Company does not have any obligation to provide health benefits or death benefits to former employees, except as is required by or similar to Section 4980B of the Code or Section 601 (et seq.) of ERISA, or any similar applicable state law;

(xi)

Since the Company’s incorporation, there have not been any (i) work stoppages, labor disputes or other significant controversies between the Company and its employees, (ii) labor union grievances or organizational efforts, or (iii) unfair labor practice or labor arbitration proceedings pending or threatened.

(d)

Except as set forth in Schedule 3.7(d), the Company is not a party to any agreement, and has not established any policy or practice, requiring the Company to make a payment or provide any other form or compensation or benefit to any person performing services for the Company upon termination of such services which would not be payable or provided in the absence of the consummation of the transactions contemplated by this Agreement.

(e)

Schedule 3.7(e) sets forth by number and employment classification the approximate numbers of employees employed by the Company as of the date of this Agreement, and, except as set forth therein, none of said employees are subject to union or collective bargaining agreements with the Company.

(f)

Neither the Buyer nor any of its Affiliates shall have any liability or obligations under or with respect to the Workers Adjustment Retraining Notification Act in connection with the transactions contemplated by this Agreement.

(g)

Except as set forth in Schedule 3.7(g), neither the execution and delivery of this Agreement nor the consummation of any or all of the transactions contemplated hereby will: (A) entitle any current or former employee of the Company to severance pay, unemployment compensation or any similar payment, (B) accelerate the time of payment or vesting or increase the amount of any compensation due to any such employee or former employee, or (C) directly or indirectly result in any payment made to or on behalf of any person to constitute a “parachute payment” within the meaning of Section 280G of the Code.

3.8

Financial Statements; Liabilities; Accounts Receivable; Inventories.

(a)

As of the Closing, the Company will have delivered to Buyer true and complete copies of audited Financial Statements with respect to the Company and its business as of and for the years ended December 31, 2002, 2003 and 2004 (the “Company Financial Statements”), and said Company Financial Statements are attached hereto as Schedule 3.8(a).  All of such Company Financial Statements present fairly the financial condition and results of operations of the Company for the dates or periods indicated thereon.  All of such Company Financial Statements have been prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated.

(b)

Except for (i) the liabilities reflected on the Company’s December 31, 2004 balance sheet included with the Company Financial Statements attached to Schedule 3.8(a), (ii) trade payables and accrued expenses incurred since December 31, 2004 in the ordinary course of business, none of which are material, (iii) executory contract obligations under (x) Contracts listed on Schedule 3.13, and/or (y) Contracts not required to be listed on Schedule 3.13, and (iv) the liabilities set forth in Schedule 3.8(b) attached hereto, the Company does not have any liabilities or obligations (whether accrued, absolute, contingent, known, unknown or otherwise, and whether or not of a nature required to be reflected or reserved against in a balance sheet in accordance with GAAP).

(c)

Except as otherwise set forth in Schedule 3.8(c), the accounts receivable reflected on the December 31, 2004 balance sheet included in the Company Financial Statements referenced in Section 3.8(a) and all of the Company’s accounts receivable arising since

December 31, 2004 (the “Company Balance Sheet Date”) arose from bona fide transactions in the ordinary course of business, and the goods and services involved have been sold, delivered and performed to the account obligors, and no further filings (with governmental agencies, insurers or others) are required to be made, no further goods are required to be provided and no further services are required to be rendered in order to complete the sales and fully render the services and to entitle the Company to collect the accounts receivable in full.  Except as set forth in Schedule 3.8(c), no such account has been assigned or pledged to any other person, firm or corporation, and, except only to the extent fully reserved against as set forth in the December 31, 2004 balance sheet included in such Company Financial Statements, no defense or set-off to any such account has been asserted by the account obligor or exists.

(d)

Except as otherwise set forth in Schedule 3.8(d), the Inventory of the Company as of the Closing Date shall consist of items of a quality, condition and quantity consistent with normal seasonally-adjusted Inventory levels of the Company and be usable and saleable in the ordinary and usual course of business for the purposes for which intended, except to the extent written down or reserved against on the Closing Date Balance Sheet.  Except as otherwise set forth in Schedule 3.8(d), the Company’s Inventory is valued on the Company’s books of account in accordance with GAAP (on an average cost basis) at the lower of cost or market, and the value of obsolete materials, materials below standard quality and slow-moving materials have been written down in accordance with GAAP.

(e)

Except as provided under the provisions of the agreements described in Schedule 3.8(e), the Company has and will have as of the Closing Date, legal and beneficial ownership of its Properties, free and clear of any and all liens, mortgages, pledges, adverse claims, encumbrances or other restrictions or limitations whatsoever.

3.9

Absence of Certain Changes.

(a)

Except as otherwise set forth in Schedule 3.9(a) attached hereto, since the Company Balance Sheet Date, there has not been:

(i)

any event, circumstance or change that had or might have a material adverse effect on the business, operations, prospects, Properties, financial condition or working capital of the Company;

(ii)

any damage, destruction or loss (whether or not covered by insurance) that had or might have a material adverse effect on the business, operations, prospects, Properties or financial condition of the Company; or

(iii)

any material adverse change in the Company’s sales patterns, pricing policies, accounts receivable or accounts payable.

(b)

Except as otherwise set forth in Schedule 3.9(b) attached hereto, since the Company Balance Sheet Date, the Company has not done any of the following:

(i)

merged into or with or consolidated with, any other corporation or acquired the business or assets of any Person;

(ii)

purchased any securities of any Person;

(iii)

created, incurred, assumed, guaranteed or otherwise become liable or obligated with respect to any indebtedness, or made any loan or advance to, or any investment in, any person, except in each case in the ordinary course of business;

(iv)

made any change in any existing election, or made any new election, with respect to any tax law in any jurisdiction which election could have an effect on the tax treatment of the Company or the Company’s business operations;

(v)

entered into, amended or terminated any material agreement, except in each case in the ordinary course of business or in a manner that would not have a material adverse effect on the business, operations, Properties, or financial condition of the Company;

(vi)

made any change, whether written or oral, to any agreement or understanding with any of its material suppliers or customers;

(vii)

accelerated or delayed collection of any notes or accounts receivable in advance of or beyond their regular due dates or the dates when they would have been collected in the ordinary course of business consistent with past practices;

(viii)

delayed or accelerated payment of any accrued expense, trade payable or other liability beyond or in advance of its due date or the date when such liability would have been paid in the ordinary course of business consistent with past practices;

(ix)

allowed its levels of Inventory to vary in any material respect from the levels customarily maintained;

(x)

sold, transferred, leased, mortgaged, encumbered or otherwise disposed of, or agreed to sell, transfer, lease, mortgage, encumber or otherwise dispose of, any Properties except (i) in the ordinary course of business, or (ii) pursuant to any agreement specified in Schedule 3.13;

(xi)

settled any claim or litigation, or filed any motions, orders, briefs or settlement agreements in any proceeding before any Governmental Authority or any arbitrator;

(xii)

incurred or approved, or entered into any agreement or commitment to make, any expenditures in excess of $25,000 (other than those arising in the ordinary course of business or those required pursuant to any agreement specified in Schedule 3.13);

(xiii)

maintained its books of account other than in the usual, regular and ordinary manner in accordance with GAAP and on a basis consistent with prior periods or made any change in any of its accounting methods or practices that would be required to be disclosed under GAAP;

(xiv)

adopted any Company Plan or Company Benefit Program or Agreement, or granted any increase in the compensation payable or to become payable to directors, officers or employees (including, without limitation, any such increase pursuant to any bonus, profit-sharing or other plan or commitment), other than merit increases to employees in the ordinary course of business and consistent with past practice;

(xv)

suffered any extraordinary losses or waived any rights of material value;

(xvi)

made any payment to any Affiliate or forgiven any indebtedness due or owing from any Affiliate to the Company;

(xvii)

(A) liquidated Inventory or accepted product returns other than in the ordinary course, (B) accelerated receivables, (C) delayed payables, or (D) changed in any material respect the Company’s practices in connection with the payment of payables and/or the collection of receivables;

(xviii)

engaged in any one or more activities or transactions with an Affiliate or outside the ordinary course of business;

(xix)

split, combined or reclassified any shares of its capital stock, or declared, set aside or paid any dividends, or made any distributions or other payments in respect of its equity securities, or repurchased, redeemed or otherwise acquired any such securities;

(xx)

amended its articles of Incorporation or bylaws;

(xxi)

issued any capital stock or other securities, or granted, or entered into any agreement to grant, any options, convertible rights, other rights, warrants, calls or agreements relating to its capital stock; or

(xxii)

committed to do any of the foregoing.

3.10

Compliance with Laws.  Except as otherwise set forth in Schedule 3.10(1), the Company is and has been in compliance in all respects with any and all Legal Requirements applicable to the Company, other than failures to so comply that would not have a material adverse effect on the business, operations, prospects, Properties or financial condition of the Company.  Except as otherwise set forth in Schedule 3.10(2), the Company (x) has not received or entered into any citations, complaints, consent orders, compliance schedules, or other similar enforcement orders or received any written notice from any Governmental Authority or any other written notice that would indicate that there is not currently compliance with all such Legal Requirements, except for failures to so comply that would not have a material adverse effect on the business, operations, prospects, Properties or financial condition of the Company, and (y) is not in default under, and no condition exists (whether covered by insurance or not) that with or without notice or lapse of time or both would constitute a default under, or breach or violation of, any Legal Requirement or Permit applicable to the Company.  Without limiting the generality of the foregoing, the Company has not received notice of and there is no basis for, any claim, action, suit, investigation or proceeding that might result in a finding that the Company is not or has not been in compliance with Legal Requirements relating to (a) the development, testing, manufacture, packaging, distribution and marketing of Products, (b) employment, safety and health, (c) environmental protection, building, zoning and land use and/or (d) the Foreign Corrupt Practices Act and the rules and regulations promulgated thereunder.

3.11

Litigation.  Except as otherwise set forth in Schedule 3.11, there are no claims, actions, suits, investigations or proceedings against the Company pending or, to the Knowledge of the Company, threatened in any court or before or by any Governmental Authority, or before any arbitrator, that might have a material adverse effect (whether covered by insurance or not) on the business, operations, prospects, Properties or financial condition of the Company and there is no basis for any such claim, action, suit, investigation or proceeding.  Schedule 3.11 also includes a true and correct listing of all material actions, suits, investigations, claims or proceedings that were pending, settled or adjudicated since the Company’s incorporation.

3.12

Real Property.

(a)

Schedule 3.12(a) sets forth a list of all real property or any interest therein (including without limitation any option or other right or obligation to purchase any real property or any interest therein) currently owned, or ever owned, by the Company, in each case setting forth the street address and legal description of each property covered thereby (the “Owned Premises”).

(b)

Schedule 3.12(b) sets forth a list of all leases, licenses or similar agreements relating to the Company’s use or occupancy of real estate owned by a third party (“Company Leases”), true and correct copies of which have previously been furnished to Buyer, in each case setting forth (i) the lessor and lessee thereof and the commencement date, term and renewal rights under each of the Company Leases, and (ii) the street address of each property covered thereby (the “Company Leased Premises”).  The Company Leases and all guaranties with respect thereto, are in full force and effect and have not been amended in writing or otherwise, and no party thereto is in default or breach under any such Lease.  No event has occurred which, with the passage of time or the giving of notice or both, would cause a material breach of or default under any of such Company Leases.  Neither the Company nor its agents or employees have received written notice of any claimed abatements, offsets, defenses or other bases for relief or adjustment.

(c)

With respect to each Company Owned Premises and Company Leased Premises, as applicable:  (i) the Company has good, marketable and insurable fee simple interest in the Company Owned Premises and a valid leasehold interest in the Company Leased Premises, free and clear of any liens, encumbrances, covenants and easements or title defects that have had or could have an adverse effect on the Company’s use and occupancy of the Company Owned Premises and the Company Leased Premises; (ii) the portions of the buildings located on the Company Owned Premises and the Company Leased Premises that are used in the business of the Company are each in good repair and condition, normal wear and tear excepted, and are in the aggregate sufficient to satisfy the Company’s current and reasonably anticipated normal business activities as conducted thereon and, to the Knowledge of the Company, there is no latent material defect in the improvements on any Company Owned Premises, structural elements thereof, the mechanical systems (including, without limitation, all heating, ventilating, air conditioning, plumbing, electrical, utility and sprinkler systems) therein, the utility system servicing each Company Owned Premises and the roofs which have not been disclosed to Buyer in writing prior to the date of this Agreement; (iii) each of the Company Owned Premises and the Company Leased Premises (a) has direct access to public roads or access to public roads by means of a perpetual access easement, such access being sufficient to satisfy the current transportation requirements of the business presently conducted at such parcel; and (b) is served by all utilities in such quantity and quality as are necessary and sufficient to satisfy the current normal business activities conducted at such parcel; and (iv) the Company has not received notice of (a) any condemnation, eminent domain or similar proceeding affecting any portion of the Company Owned Premises or the Company Leased Premises or any access thereto, and, to the Knowledge of the Company, no such proceedings are contemplated, (b) any special assessment or pending improvement liens to be made by any governmental authority which may affect any of the Company Owned Premises or the Company Leased Premises, or (c) any violations of building codes and/or zoning ordinances or other governmental regulations with respect to the Company Owned Premises or the Company Leased Premises.

3.13

Commitments.

(a)

Except as otherwise set forth in Schedule 3.13(a), the Company is not a party to or bound by any of the following, whether written or oral:

(i)

any Contract that cannot by its terms be terminated by the Company with 30 days’ or less notice without penalty or whose term continues beyond one year after the date of this Agreement;

(ii)

contract or commitment for capital expenditures by the Company in excess of $25,000 per calendar quarter in the aggregate;

(iii)

lease or license with respect to any Properties, real or personal, whether as landlord, tenant, licensor or licensee;

(iv)

agreement, contract, indenture or other instrument relating to the borrowing of money or the guarantee of any obligation or the deferred payment of the purchase price of any Properties;

(v)

partnership agreement;

(vi)

contract with any Affiliate of the Company (including the Shareholders) relating to the provision of goods or services by or to the Company;

(vii)

agreement for the sale of any assets that in the aggregate have a net book value on the Company’s books of greater than $25,000;

(viii)

agreement that purports to limit the Company’s freedom to compete freely in any line of business or in any geographic area;

(ix)

preferential purchase right, right of first refusal, or similar agreement; or

(x)

other Contract that is material to the business of the Company.

(b)

All of the Contracts listed or required to be listed in Schedule 3.13(a) are valid, binding and in full force and effect, and the Company has not been notified or advised by any party thereto of such party’s intention or desire to terminate or modify any such Contract in any respect, except as disclosed in Schedule 3.13(a).  Neither the Company nor, to the Knowledge of the Company, any other party is in breach of any of the terms or covenants of any Contract listed or required to be listed in Schedule 3.13(a).  Following the Closing, the Company will continue to be entitled to all of the benefits currently held by the Company under each Contract listed or required to be listed in Schedule 3.13(a).

(c)

Except as otherwise set forth in Schedule 3.13(c), the Company is not a party to or bound by any Contract the terms of which were arrived at by or otherwise reflect less-than-arm’s-length negotiations or bargaining.

3.14

Insurance.  Schedule 3.14 hereto is a complete and correct list of all insurance policies (including, without limitation, fire, liability, product liability, workers’ compensation and vehicular) presently in effect that relate to the Company or its Properties, including the amounts of such insurance and annual premiums with respect thereto, all of which have been in full force and effect from and after the date(s) set forth on Schedule 3.14.  Such policies are sufficient for compliance by the Company with all applicable Legal Requirements and all material Contracts.  None of the insurance carriers has indicated to the Company an intention to cancel any such policy or to materially increase any insurance premiums (including, without limitation, workers’ compensation premiums), or that any insurance required to be listed on Schedule 3.14 will not be available in the future on substantially the same terms as currently in effect.  The Company has no claim pending or anticipated against any of its insurance carriers under any of such policies and, to the Knowledge of the Company, there has been no actual or alleged occurrence of any kind which could reasonably be expected to give rise to any such claim.  During the prior three years, all notices required to have been given by the Company or the Shareholders to any insurance company have been timely and duly given, and no insurance company has asserted that any claim is not covered by the applicable policy relating to such claim.

3.15

Intangible Rights.  Set forth on Schedule 3.15 is a list and description of all material foreign and domestic patents, patent rights, trademarks, service marks, trade names, brands and copyrights (whether or not registered and, if applicable, including pending applications for registration) owned, Used, licensed or controlled by the Company and all goodwill associated therewith.  The Company owns or has the right to use and shall as of the Closing Date own or have the right to use any and all information, know-how, trade secrets, patents, copyrights, trademarks, trade names, software, formulae, methods, processes and other intangible properties that are necessary or customarily Used by the Company for the ownership, management or operation of its Properties (“Company Intangible Rights”) including, but not limited to, the Company Intangible Rights listed on Schedule 3.15.  Except as set forth on Schedule 3.15, (i) the Company is the sole and exclusive owner of all right, title and interest in and to all of the Company Intangible Rights, and has the exclusive right to use and license the same, free and clear of any claim or conflict with the Company Intangible Rights of others; (ii) no royalties, honorariums or fees are payable by the Company to any person by reason of the ownership or use of any of the Company Intangible Rights; (iii) there have been no claims made against the Company asserting the invalidity, abuse, misuse, or unenforceability of any of the Company Intangible Rights and no grounds for any such claims exist; (iv) the Company has not made any claim of any violation or infringement by others of any of its Company Intangible Rights or interests therein and, to the Knowledge of the Company, no grounds for any such claims exist; (v) the Company has not received any notice that it is in conflict with or infringing upon the asserted intellectual property rights of others in connection with the Company Intangible Rights, and neither the use of the Company Intangible Rights nor the operation of the Company’s businesses is infringing or has infringed upon any intellectual property rights of others; (vi) the Company Intangible Rights are sufficient and include all intellectual property rights necessary for the Company to lawfully conduct its business as presently being conducted; (vii) no interest in any of the Company’s Intangible Rights has been assigned, transferred, licensed or sublicensed by the Company to any person other than the Buyer pursuant to this Agreement; (viii) to the extent that any item constituting part of the Company Intangible Rights has been registered with, filed in or issued by, any Governmental Authority, such registrations, filings or issuances are listed on Schedule 3.15 and were duly made and remain in full force and effect; (ix) to the Knowledge of the Company, there has not been any act or failure to act by the Company or any of its directors, officers, employees, attorneys or agents during the prosecution or registration of, or any other proceeding relating to, any of the Company Intangible Rights or of any other fact which could render invalid or unenforceable, or negate the right to issuance of any of the Company Intangible Rights; (x) to the extent any of the Company Intangible Rights constitutes proprietary or confidential information, the Company has adequately safeguarded such information from disclosure; and (xi) all of the Company’s current Intangible Rights will remain in full force and effect following the Closing without alteration or impairment.

3.16

Equipment and Other Tangible Property.  Except as otherwise set forth on Schedule 3.16, the Company’s equipment, furniture, machinery, vehicles, structures, fixtures and other tangible property included in the Properties (the “Tangible Company Properties”), other than Inventory, is suitable for the purposes for which intended and in good operating condition and repair consistent with normal industry standards, except for ordinary wear and tear, and except for such Tangible Company Properties as shall have been taken out of service on a temporary basis for repairs or replacement consistent with the Company’s prior practices and normal industry standards.  To the Knowledge of the Company, the Tangible Company Properties are free of any structural or engineering defects, and during the past five years there has not been any significant interruption of the Company’s business due to inadequate maintenance or obsolescence of the Tangible Company Properties.

3.17

Permits; Environmental Matters.

(a)

Except as otherwise set forth in Schedule 3.17(a), the Company has all Permits necessary for the Company to own, operate, use and/or maintain its Properties and to conduct its business and operations as presently conducted and as expected to be conducted in the future, except where the failure to have such Permits would not have a material adverse effect on the business operations, prospects, Properties or financial condition of the Company.  Except as otherwise set forth in Schedule 3.17(a), all such Permits are in effect, no proceeding is pending or, to the Knowledge of the Company, threatened to modify, suspend or revoke, withdraw, terminate, or otherwise limit any such Permits, and no administrative or governmental actions have been taken or, to the Knowledge of the Company, threatened in connection with the expiration or renewal of such Permits which could materially adversely affect the ability of the Company to own, operate, use or maintain any of its Properties or to conduct its business and operations as presently conducted and as expected to be conducted in the future.  Except as otherwise set forth in Schedule 3.17(a), (i) no violations have occurred that remain uncured, unwaived, or otherwise unresolved, or are occurring in respect of any such Permits, other than inconsequential violations, and (ii) no circumstances exist that would prevent or delay the obtaining of any requisite consent, approval, waiver or other authorization of the transactions contemplated hereby with respect to such Permits that by their terms or under applicable law may be obtained only after Closing.

(b)

Except as set forth on Schedule 3.17(b), there are no claims, liabilities, investigations, litigation, administrative proceedings, whether pending or, to the Knowledge of the Company, threatened, or judgments or orders relating to any Hazardous Materials (collectively called “Environmental Claims”) asserted or threatened against the Company or relating to any real property currently or formerly owned, leased or otherwise Used by the Company that could result in a materially adverse effect on the business, results of operations or financial condition of the Company or operator of said real property, has caused or permitted any Hazardous Material to be used, generated, reclaimed, transported, released, treated, stored or disposed of in a manner which could form the basis for an Environmental Claim against the Company or the Buyer.  Except as set forth on Schedule 3.17(b), the Company has not assumed any liability of any Person for cleanup, compliance or required capital expenditures in connection with any Environmental Claim.

(c)

Except as set forth on Schedule 3.17(c), the Company has been and is currently in compliance with all applicable Environmental Laws, including obtaining and maintaining in effect all Permits required by applicable Environmental Laws, except where the failure to have such Permits would not have a material adverse effect on the business, operations prospects, Properties or financial condition of the Company.

3.18

Banks.  Schedule 3.18 sets forth (i) the name of each bank, trust company or other financial institution and stock or other broker with which the Company has an account, credit line or safe deposit box or vault, (ii) the names of all persons authorized to draw thereon or to have access to any safe deposit box or vault, (iii) the purpose of each such account, safe deposit box or vault, and (iv) the names of all persons authorized by proxies, powers of attorney or other like instrument to act on behalf of the Company in matters concerning any of its business or affairs.  Except as otherwise set forth in Schedule 3.18, no such proxies, powers of attorney or other like instruments are irrevocable.

3.19

Customers.  Schedule 3.19 sets forth (i) the ten principal suppliers of the Company during each of the fiscal years ended December 31, 2003 and 2004, together with the dollar amount of goods purchased by the Company from each such supplier during each such period, and (ii) the ten principal customers of the Company during each of the fiscal years ended December 31, 2003 and 2004, together with the dollar amount of goods and/or services sold by the Company to each such customer during each such period.  Except as otherwise set forth in Schedule 3.19, the Company maintains good relations with all suppliers and customers listed or required to be listed in Schedule 3.19 as well as with governments, partners, financing sources and other parties with whom the Company has significant relations, and no such party has canceled, terminated or made any threat to the Company to cancel or otherwise terminate its relationship with the Company or to materially decrease its services or supplies to the Company or its direct or indirect purchase or usage of the products or services of the Company.

3.20

Absence of Certain Business Practices.  Neither the Company, Shareholders nor any other Affiliate or agent of the Company, or any other person acting on behalf of or associated with the Company, acting alone or together, has (a) received, directly or indirectly, any rebates, payments, commissions, promotional allowances or any other economic benefits, regardless of their nature or type, from any customer, supplier, employee or agent of any customer or supplier; or (b) directly or indirectly given or agreed to give any money, gift or similar benefit to any customer, supplier, employee or agent of any customer or supplier, any official or employee of any government (domestic or foreign), or any political party or candidate for office (domestic or foreign), or other person who was, is or may be in a position to help or hinder the business of the Company (or assist the Company in connection with any actual or proposed transaction), in each case which (i) may subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) if not given in the past, may have had an adverse effect on the assets, business, operations or prospects of the Company, or (iii) if not continued in the future, may adversely affect the assets, business, operations or prospects of the Company.

3.21

Products, Services and Authorizations.

(a)

Each Product designed, manufactured, repaired or serviced by the Company has been designed, manufactured, repaired or serviced in accordance with (i) the specifications under which the Product is normally and has normally been manufactured, and (ii) the provisions of all applicable laws, policies, guidelines and any other governmental requirements.

(b)

There exists no set of facts which could reasonably be expected to furnish a basis for the recall, withdrawal or suspension of any product registration, product license, repair or overhaul license, manufacturing license, wholesale dealers license, export license or other license, approval or consent of any governmental or regulatory authority with respect to the Company or any of the Products.

(c)

There are no claims existing or threatened under or pursuant to any warranty, whether express or implied, on products or services sold by the Company.  There are no claims existing and there is no basis for any claim against the Company for injury to persons, animals or property as a result of the sale, distribution or manufacture of any product or performance of any service by the Company, including, but not limited to, claims arising out of the defective or unsafe nature of its products or services.  The Company has full and adequate insurance coverage for products liability claims against it.

3.22

Transactions With Affiliates.  Except as set forth on Schedule 3.22 and except for normal advances to employees consistent with past practices, payment of compensation for employment to employees consistent with past practices, and participation in scheduled Plans or Benefit Programs and Agreements by employees, the Company has not purchased, acquired or leased any property or services from, or sold, transferred or leased any property or services to, or loaned or advanced any money to, or borrowed any money from, or entered into or been subject to any management, consulting or similar agreement with, or engaged in any other significant transaction with any of the Shareholders or any other officer, director or shareholder of the Company or any of their respective Affiliates.  Except as set forth on Schedule 3.22, none of the Shareholders nor any other Affiliate of the Company is indebted to the Company for money borrowed or other loans or advances, and the Company is not indebted to any such Affiliate.

3.23

Other Information.  Neither the representations or warranties made by the Company or the Shareholders in this Agreement, nor the Company’s and the Shareholders’ schedules identified herein or any other certificate executed and delivered by the Company or the Shareholders pursuant to this Agreement, when taken together, contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements or facts contained herein or therein not misleading in light of the circumstances under which they were furnished.

3.24

Labor Relations.  To the Knowledge of the Company, (i) no key executive employee of the Company or any of its Subsidiaries, and no group of the Company’s or any of its Subsidiaries’ employees, has any plans to terminate his or its employment, and (ii) the Company and its Subsidiaries have no material labor relations problems pending and their labor relations are satisfactory.

3.25

Brokers; Finder’s Fees.  Except as set forth on Schedule 3.25, there is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of the Company or any of the Shareholders who is entitled to any fee or commission from the Company or the Shareholders upon consummation of the transactions contemplated by this Agreement.

3.26

Investment Representations of Shareholders.  In connection with its acquisition of capital stock of the Buyer, each Shareholder hereby severally represents and warrants to Buyer as follows:

(a)

In evaluating the suitability of an investment in the Buyer, such Shareholder has not relied upon any representations or other information (whether written or oral) from the Buyer, except as expressly set forth herein.  Such Shareholder also acknowledges that it has relied solely upon the information contained herein and upon investigations made by it in making the decision to invest in the Buyer.

(b)

Shareholder has relied upon independent investigations made by such Shareholder or his representatives and is fully familiar with the business, results of operations and financial condition of Buyer and realizes the shares of Buyer Common Stock are a speculative investment involving a high degree of risk for which there is no assurance of any return.  Each Shareholder has, among other things, received and reviewed Buyer’s filings with the SEC.  Each Shareholder acknowledges that in connection with the transactions contemplated hereby, neither Buyer nor anyone acting on its behalf or any other person has made, and such Shareholder is not relying upon (other than as set forth herein and/or in the Buyer SEC Documents), any representations, statements or projections concerning Buyer, its projected results of operations, financial condition, prospects, present or future plans, acquisition plans, products and services, or the value of the Buyer Common Stock or Buyer’s business.  Each Shareholder has had an opportunity to discuss Buyer’s business, management, financial affairs and acquisition plans with its management, to review Buyer’s facilities, and to obtain such additional information concerning such Shareholder’s investment in the Buyer Common Stock in order for such Shareholder to evaluate its merits and risks, and such Shareholder has determined that the shares of Buyer Common Stock are a suitable investment for such Shareholder.

(c)

Such Shareholder recognizes that any information furnished by the Buyer does not constitute investment, accounting, tax or legal advice.  Moreover, such Shareholder is not relying upon the Buyer with respect to such Shareholder’s tax and other economic circumstances in connection with its acquisition of shares of Buyer Common Stock.  In regard to the tax and other economic considerations related to such investment, such Shareholder has relied on the advice of, or has consulted with, only its own professional advisors.

(d)

Such Shareholder is aware that the capital stock of Buyer is being offered and sold by means of an exemption under the Securities Act, as well as exemptions under certain state securities laws for nonpublic offerings, and that it makes the representations, declarations and warranties as contained in this Section 3.26 with the intent that the same shall be relied upon in determining its suitability as a purchaser of such Buyer capital stock.

(e)

Such Shareholder is an “Accredited Investor” as defined in Rule 501 of Regulation D and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Buyer and of making an informed investment decision.

(f)

Such Shareholder is aware that it cannot sell or otherwise transfer the capital stock of Buyer without registration under applicable state securities laws or without an exemption therefrom, and is aware that it will be required to bear the financial risks of its purchase for an indefinite period of time because, among other reasons, the capital stock of Buyer has not been registered with any regulatory authority of any State and, therefore, cannot be transferred or resold unless subsequently registered under applicable state securities laws or an exemption from such registration is available.  Such Shareholder also understands that the Buyer is under no obligation to register the shares of Buyer Common Stock acquired in connection with the Merger on its behalf or to assist it in complying with any exemption from registration under applicable state securities laws, other than pursuant to the Registration Rights Agreement.

(g)

Such Shareholder recognizes that no federal or state agency has recommended or endorsed the acquisition of the Buyer Common Stock or passed upon the adequacy or accuracy of the information set forth herein, and that Buyer is relying on the truth and accuracy of the representations, declarations and warranties made by such Shareholder as contained herein in issuing the Buyer Common Stock.

(h)

Such Shareholder is acquiring the Buyer Common Stock for investment for its own account and not with a view to or for sale in connection with any distribution of the capital stock of Buyer to or for the accounts of others.  Such Shareholder agrees that it will not dispose of the Buyer Common Stock, or any portion thereof or interest therein, unless and until counsel for Buyer shall have determined that the intended disposition is permissible and does not violate the Securities Act or the rules and regulations of the SEC thereunder, or the provisions of any applicable state securities laws, or any rules or regulations thereunder.

(i)

Such Shareholder recognizes that the acquisition of the Buyer Common Stock is a speculative investment and any financial forecasts or other estimates which may have been made by Buyer merely represent predictions of future events which may or may not occur and are based on assumptions which may or may not occur.  As a consequence, such financial forecasts or other estimates may not be relied upon to indicate the actual results which might be attained.

(j)

Such Shareholder understands and agrees that depending upon its state of residence, a legend in substantially the following form may be placed on all certificates evidencing the Buyer Common Stock:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) NOR ANY APPLICABLE STATE SECURITIES LAWS BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING.  THESE SECURITIES CANNOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS SUBSEQUENTLY REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, IF SUCH REGISTRATION IS REQUIRED.

ARTICLE IV. - REPRESENTATIONS AND WARRANTIES OF BUYER AND ACQUISITION LLC

Buyer and Acquisition LLC hereby jointly and severally represent and warrant to the Company and the Shareholders that:

4.1

Corporate Existence and Qualification.  Buyer and each of its Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization; has the corporate power to own, manage, lease and hold its properties and to carry on its business as and where such Properties are presently located and such business is presently conducted; and is duly qualified to do business and is in good standing as a foreign corporation in each of the jurisdictions where the character of its Properties or the nature of its business requires it to be so qualified, except where failure to be so qualified or to be in good standing in such jurisdiction could not have a material adverse effect on the business, operations, prospects, Properties or financial condition of Buyer or any of its Subsidiaries..

4.2

Authority, Approval and Enforceability.  This Agreement has been duly executed and delivered by Buyer and Acquisition LLC and each of Buyer and Acquisition LLC has all requisite corporate power and legal capacity to execute and deliver this Agreement and all Collateral Agreements executed and delivered or to be executed and delivered by it, as applicable, in connection with the transactions provided for hereby, to consummate the transactions contemplated hereby and by the Collateral Agreements, and to perform its obligations hereunder and under the Collateral Agreements, as applicable.  The execution and delivery of this Agreement and the Collateral Agreements and the performance of the transactions contemplated hereby and thereby have been duly and validly authorized and approved by all corporate action necessary on behalf of Buyer and Acquisition LLC (including approval of the Board of Directors of Buyer and the Board of Directors or Managers of Acquisition LLC, as the case may be, and by Buyer as sole member of Acquisition LLC) and no other corporate proceedings on the part of Buyer or Acquisition LLC are necessary to authorize this Agreement or to consummate the transactions contemplated hereby.  This Agreement and each Collateral Agreement to which Buyer and/or Acquisition LLC is a party constitutes, or upon execution and delivery will constitute, the legal, valid and binding obligation of Buyer and Acquisition LLC, as applicable, enforceable in accordance with its terms, except as such enforcement may be limited by general equitable principles or by applicable bankruptcy, insolvency, moratorium, or similar laws and judicial decisions from time to time in effect which affect creditors’ rights generally.

4.3

Capitalization; Corporate Records.

(a)

Buyer’s authorized capital stock consists solely of (i) 80,000,000 shares of common stock of Buyer, par value $.0001 per share (“Buyer Common Stock”), of which 38,969,300 shares are issued and outstanding as of April 12, 2005, and (ii) 20,000,000 shares of preferred stock, $.0001 par value per share, none of which shares were outstanding as of the date hereof. All of the outstanding shares of Buyer Common Stock are duly authorized, validly issued, fully paid and non-assessable and were not issued in violation of (i) any preemptive or other rights of any Person to acquire securities of Buyer, or (ii) any applicable Securities Laws.  There are no outstanding subscriptions, options, convertible securities, rights (preemptive or otherwise), warrants, calls or agreements relating to any shares of capital stock of Buyer except as disclosed on Schedule 4.3(a).  All outstanding shares of the capital stock of each of Buyer’s Subsidiaries are validly issued, fully paid and nonassessable and are owned by Buyer or one of Buyer’s Subsidiaries free and clear of any liens, security interests, pledges, agreements, claims, charges or encumbrances.

(b)

The copies of the articles of incorporation or organization and bylaws of Buyer and each of its Subsidiaries, as the case may be, provided to the Company are true, accurate, and complete and reflect all amendments made through the date of this Agreement.  Buyer’s stock and minute books made available to the Company for review were correct and complete as of the date of such review, no further entries have been made through the date of this Agreement, and such minute books contain an accurate record of all shareholder and corporate actions of the shareholders and directors (and any committees thereof) of Buyer taken by written consent or at a meeting since its date of incorporation.  All corporate actions taken by Buyer have been duly authorized or ratified.

(c)

Buyer does not have any Subsidiaries except as set forth in the Buyer SEC Documents.

4.4

No Default or Consents.  Except as otherwise set forth on Schedule 4.4, neither the execution and delivery of this Agreement nor the carrying out of the transactions contemplated hereby will:

(i)

violate or conflict with any of the terms, conditions or provisions of Buyer’s or any of its Subsidiaries’ articles of incorporation or bylaws;

(ii)

violate any Legal Requirements applicable to Buyer or any of its Subsidiaries;

(iii)

violate, conflict with, result in a breach of, constitute a default under (whether with or without notice or the lapse of time or both), or accelerate or permit the acceleration of the performance required by, or give any other party the right to terminate, any contract or Permit applicable to Buyer or any of its Subsidiaries;

(iv)

result in the creation of any lien, charge or other encumbrance on any property of Buyer or any of its Subsidiaries; or

(v)

require Buyer or any of its Subsidiaries to obtain or make any waiver, consent, action, approval or authorization of, or registration, declaration, notice or filing with, any private non-governmental third party or any Governmental Authority.

4.5

No Proceedings.  No suit, action or other proceeding is pending or, to Buyer’s knowledge, threatened before any Governmental Authority seeking to restrain Buyer or Acquisition LLC or prohibit their entry into this Agreement or prohibit the Closing, or seeking Damages against Buyer or Acquisition LLC or their properties as a result of the consummation of this Agreement.

4.6

Employee Benefit Matters.

(a)

Schedule 4.6(a) provides a description of each of the following, if any, which is sponsored, maintained or contributed to by Buyer in which present and/or former employees, officers, directors or agents of Buyer or any Affiliate of Buyer participate or have participated, or with respect to which Buyer has or may have any actual or contingent liability:

(i)

each “employee benefit plan,” as such term is defined in Section 3(3) of ERISA (“Buyer Plan”); and,

(ii)

each personnel policy, employee manual or other written statements of rules or policies concerning employment, stock option plan, collective bargaining agreement, bonus plan or arrangement, incentive award plan or arrangement, vacation and sick leave policy, severance pay policy or agreement, deferred compensation agreement or arrangement, consulting agreement, employment contract and each other employee benefit plan, agreement, arrangement, program, practice or understanding which is not described in Section 4.6(a)(i), including foreign plans, which are not subject to the provisions of ERISA (“Buyer Benefit Program or Agreement”).

(b)

True, correct and complete copies of each of the Buyer Plans (if any), and related trusts, if applicable, including all amendments thereto, have been furnished to the Company.  There has also been furnished to the Company, with respect to each Buyer Plan required to file such report and description, the three most recent reports on Form 5500 and the summary plan description.  True, correct and complete copies or descriptions of all Buyer Benefit Programs or Agreements have also been or shall be furnished to the Company.

(c)

Except as otherwise set forth in Schedule 4.6(c),

(i)

Buyer does not contribute to or have an obligation to contribute to, and Buyer does not have any actual or contingent liability under any “employee pension benefit plan” (as defined in Section 3(2) of ERISA) which is or was subject to Title IV of ERISA, including any multiemployer plan within the meaning of Section 3(37) of ERISA, or that is or was subject to Section 412 of the Code, or that is a multiple employer plan within the meaning of Section 413(b) and (c) of the Code.

(ii)

Buyer has substantially performed all obligations, whether arising by operation of law or by contract, required to be performed by it in connection with the Buyer Plans and the Buyer Benefit Programs and Agreements, and to the Knowledge of Buyer, there have been no defaults or violations of law with respect to the Buyer Plans or Buyer Benefit Programs or Agreements by any other party to the Buyer Plans or Buyer Benefit Programs or Agreements;

(iii)

To the Knowledge of Buyer, all reports and disclosures relating to the Buyer Plans required to be filed with or furnished to governmental agencies, Buyer Plan participants or Buyer Plan beneficiaries have been filed or furnished in accordance with applicable law in a timely manner, and each Buyer Plan and each Buyer Benefit Program or Agreement has been administered in substantial compliance with its governing documents;

(iv)

Each of the Buyer Plans intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service regarding such qualified status or may rely on an opinion or advisory letter issued to a master or prototype provider with respect to the tax-qualified status of the Buyer Plan, and to the Knowledge of Buyer, no event has occurred which would jeopardize the qualified status of any such Buyer Plan under Section 401(a) of the Code, respectively;

(v)

There are no actions, suits or claims pending (other than routine claims for benefits) or, to the Knowledge of Buyer, threatened against, or with respect to, any of the Buyer Plans or Buyer Benefit Programs or Agreements or their assets;

(vi)

Other than any contributions that, individually or in the aggregate, are not material to the Buyer Plans, all contributions required to be made to the Buyer Plans pursuant to their terms and provisions and applicable law have been made timely, and will continue to be made so through the Closing Date;

(vii)

To the Knowledge of Buyer, none of the Buyer Plans nor any trust created thereunder or with respect thereto has engaged in any “prohibited transaction” or “party-in-interest transaction” as such terms are defined in Section 4975 of the Code and Section 406 of

ERISA, which transaction is not exempt under Section 4975(d) of the Code or Section 408 of ERISA, and which could subject any Buyer Plan or any officer, director or employee thereof to a tax or penalty on prohibited transactions or party-in-interest transactions pursuant to Section 4975 of the Code or Section 502(i) of ERISA;

(viii)

To the Knowledge of Buyer, there is no matter pending (other than routine qualification determination filings) with respect to any of the Buyer Plans or Buyer Benefit Programs or Agreements before the Internal Revenue Service, the Department of Labor or the PBGC;

(ix)

Buyer does not maintain a trust for the purpose of funding a Buyer Plan, which trust is intended to be exempt from federal income taxation pursuant to Section 501(c)(9) of the Code;

(x)

Buyer does not have any obligation to provide health benefits or death benefits to former employees, except as is required by or similar to Section 4980B of the Code or Section 601 (et seq.) of ERISA, or any similar applicable state law;

(xi)

Since Buyer’s incorporation, there have not been any (i) work stoppages, labor disputes or other significant controversies between Buyer and its employees, (ii) labor union grievances or organizational efforts, or (iii) unfair labor practice or labor arbitration proceedings pending or threatened.

(d)

Except as set forth in Schedule 4.6(d), Buyer is not a party to any agreement, and has not established any policy or practice, requiring Buyer to make a payment or provide any other form or compensation or benefit to any person performing services for Buyer upon termination of such services which would not be payable or provided in the absence of the consummation of the transactions contemplated by this Agreement.

(e)

Schedule 4.6(e) sets forth by number and employment classification the approximate numbers of employees employed by Buyer as of the date of this Agreement, and, except as set forth therein, none of said employees are subject to union or collective bargaining agreements with Buyer.

(f)

Neither the Company nor any of its Affiliates shall have any liability or obligations under or with respect to the Workers Adjustment Retraining Notification Act in connection with the transactions contemplated by this Agreement.

(g)

Except as set forth in Schedule 4.6(g), neither the execution and delivery of this Agreement nor the consummation of any or all of the transactions contemplated hereby will: (A) entitle any current or former employee of Buyer to severance pay, unemployment compensation or any similar payment, (B) accelerate the time of payment or vesting or increase the amount of any compensation due to any such employee or former employee, or (C) directly or indirectly result in any payment made to or on behalf of any person to constitute a “parachute payment” within the meaning of Section 280G of the Code.

4.7

SEC Filings; Financial Statements.

(a)

Buyer has previously furnished or made available to the Company and the Shareholders true and correct copies of its (i) Form 10-KSB for the period ended December 31, 2004; (ii) its Quarterly Report on Form 10-QSB for the periods ended March 31, 2004, June 30, 2004 and September 30, 2004; and (iii) all other reports filed by it with the SEC under the Securities Act and the Securities Exchange Act of 1934, as amended, since January 1, 2004 and prior to the date of this Agreement (collectively, the “Buyer SEC Documents”).  As of their respective dates, the Buyer SEC Documents complied in all material respects with the then applicable published rules and regulations of the SEC with respect thereto at the date of their issuance and did not or will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  As of the date hereof, no additional filings or amendments to previously filed Buyer SEC Documents are required pursuant to such rules and regulations.

(b)

Each of the audited consolidated financial statements and unaudited interim financial statements of Buyer included (or incorporated by reference) in the Buyer SEC Documents, including, without limitation, the audited financial statements of Buyer as of and for the year ended December 31, 2004 (the “Buyer Balance Sheet Date”), has been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto), is accurate and complete in all material respects and fairly presents the consolidated financial position of Buyer and its Subsidiaries as of the dates thereof and the consolidated results of Buyer’s operations and the changes in Buyer’s consolidated financial position or the results of operations, stockholders’ equity or cash flows of such entity or entities for the periods then ended, in the case of the unaudited interim financial statements subject to the absence of footnotes and year end audit adjustments which will not, individually or in the aggregate, be material in magnitude.  Such unaudited interim financial statements reflect all adjustments necessary to present a fair statement of the results for the interim periods presented.

4.8

Absence of Certain Changes.

(a)

Except as set forth in the Buyer SEC Documents, since Buyer Balance Sheet Date there has not been:

(i)

any event, circumstance or change that had or might have a material adverse effect on the business, operations, prospects, Properties, financial condition or working capital of Buyer or any of its Subsidiaries;

(ii)

any damage, destruction or loss (whether or not covered by insurance) that had or might have a material adverse effect on the business, operations, prospects, Properties or financial condition of Buyer or any of its Subsidiaries or

(iii)

any material adverse change in Buyer’s or any of its Subsidiaries’ sales patterns, pricing policies, accounts receivable or accounts payable.

(b)

Except as otherwise set forth in the Buyer SEC Documents and on Schedule 4.8(b), since the Buyer Balance Sheet Date, Buyer nor any of its Subsidiaries has:

(i)

merged into or with or consolidated with, any other corporation or acquired the business or assets of any Person;

(ii)

purchased any securities of any Person;

(iii)

created, incurred, assumed, guaranteed or otherwise become liable or obligated with respect to any indebtedness, or made any loan or advance to, or any investment in, any person, except in each case in the ordinary course of business;

(iv)

made any change in any existing election, or made any new election, with respect to any tax law in any jurisdiction which election could have an effect on the tax treatment of Buyer or Buyer’s business operations;

(v)

entered into, amended or terminated any material agreement, except in each case in the ordinary course of business or in a manner that would not have a material adverse effect on the business, operations, Properties, or financial condition of Buyer or any of its Subsidiaries;

(vi)

made any change, whether written or oral, to any agreement or understanding with any of its material suppliers or customers;

(vii)

accelerated or delayed collection of any notes or accounts receivable in advance of or beyond their regular due dates or the dates when they would have been collected in the ordinary course of business consistent with past practices;

(viii)

delayed or accelerated payment of any accrued expense, trade payable or other liability beyond or in advance of its due date or the date when such liability would have been paid in the ordinary course of business consistent with past practices;

(ix)

allowed its levels of Inventory to vary in any material respect from the levels customarily maintained;

(x)

sold, transferred, leased, mortgaged, encumbered or otherwise disposed of, or agreed to sell, transfer, lease, mortgage, encumber or otherwise dispose of, any Properties except (i) in the ordinary course of business, or (ii) pursuant to any agreement specified in the Buyer SEC Documents;

(xi)

settled any claim or litigation, or filed any motions, orders, briefs or settlement agreements in any proceeding before any Governmental Authority or any arbitrator, other than in connection with the SEC inquiry referenced in Section 6.1(f) below;

(xii)

incurred or approved, or entered into any agreement or commitment to make, any expenditures in excess of $25,000 (other than those arising in the ordinary course of business or those required pursuant to any agreement specified in the Buyer SEC Documents);

(xiii)

maintained its books of account other than in the usual, regular and ordinary manner in accordance with GAAP and on a basis consistent with prior periods or made any change in any of its accounting methods or practices that would be required to be disclosed under GAAP;

(xiv)

adopted any Buyer Plan or Buyer Benefit Program or Agreement, or granted any increase in the compensation payable or to become payable to directors, officers or employees (including, without limitation, any such increase pursuant to any bonus, profit-sharing or other plan or commitment), other than merit increases to non-officer employees in the ordinary course of business and consistent with past practice;

(xv)

suffered any extraordinary losses or waived any rights of material value;

(xvi)

made any payment to any Affiliate or forgiven any indebtedness due or owing from any Affiliate to the Company;

(xvii)

(A) liquidated Inventory or accepted product returns other than in the ordinary course, (B) accelerated receivables, (C) delayed payables, or (D) changed in any material respect Buyer’s practices in connection with the payment of payables and/or the collection of receivables;

(xviii)

engaged in any one or more activities or transactions with an Affiliate or outside the ordinary course of business;

(xix)

split, combined or reclassified any shares of its capital stock, or declared, set aside or paid any dividends, or made any distributions or other payments in respect of its equity securities, or repurchased, redeemed or otherwise acquired any such securities;

(xx)

amended its articles of incorporation or bylaws;

(xxi)

issued any capital stock or other securities, or granted, or entered into any agreement to grant, any options, convertible rights, other rights, warrants, calls or agreements relating to its capital stock; or

(xxii)

committed to do any of the foregoing.

4.9

Compliance with Laws.  Except as otherwise set forth in the Buyer SEC Documents, or in connection with the SEC inquiry referenced in Section 6.1(f) herein, Buyer and each of its Subsidiaries is and has been in compliance in all respects with any and all Legal Requirements applicable to Buyer and such Subsidiaries, other than failures to so comply that would not have a material adverse effect on the business, operations, prospects, Properties or financial condition of Buyer or its Subsidiaries.  Except as otherwise set forth in the Buyer SEC Documents, or in connection with the SEC inquiry referenced in Section 6.1(f) herein, Buyer and each Subsidiary of Buyer (x) has not received or entered into any citations, complaints, consent orders, compliance schedules, or other similar enforcement orders or received any written notice from any Governmental Authority or any other written notice that would indicate that there is not currently compliance with all such Legal Requirements, except for failures to so comply that would not have a material adverse effect on the business, operations, prospects, properties or financial condition of Buyer or such Subsidiary, and (y) is not in default under, and no condition exists (whether covered by insurance or not) that with or without notice or lapse of time or both would constitute a default under, or breach or violation of, any Legal Requirement or Permit applicable to Buyer or such Subsidiary.  Without limiting the generality of the foregoing, neither Buyer nor any of its Subsidiaries has received notice of and there is no basis for, any claim, action, suit, investigation or proceeding that might result in a finding that Buyer or any of its Subsidiaries is not or has not been in compliance with Legal Requirements relating to (a) the development, testing, manufacture, packaging, distribution and marketing of Products, (b) employment, safety and health, (c) environmental protection, building, zoning and land use and/or (d) the Foreign Corrupt Practices Act and the rules and regulations promulgated thereunder.

4.10

Litigation.  Except as otherwise set forth in the Buyer SEC Documents, there are no claims, actions, suits, investigations or proceedings against Buyer pending or, to the Knowledge of the Buyer, threatened in any court or before or by any Governmental Authority, or before any arbitrator, that might have a material adverse effect (whether covered by insurance or not) on the business, operations, prospects, Properties or financial condition of Buyer and there is no basis for any such claim, action, suit, investigation or proceeding.

4.11

Real Property.

(a)

The Buyer SEC Documents set forth a description of all material real property or any interest therein currently owned by Buyer or any of its Subsidiaries (the “Buyer Owned Premises”).

(b)

The Buyer SEC Documents set forth a list of all material leases, licenses or similar agreements relating to Buyer or any of its Subsidiaries’ use or occupancy of real estate (the “Buyer Leased Premises”) owned by a third party (“Buyer Leases”), true and correct copies of which have previously been furnished to the Company. The Buyer Leases and all guaranties with respect thereto, are in full force and effect and have not been amended in writing or otherwise, and no party thereto is in default or breach under any such Lease.  No event has occurred which, with the passage of time or the giving of notice or both, would cause a material breach of or default under any of such Buyer Leases.  Neither Buyer or any of its Subsidiaries nor its agents or employees have received written notice of any claimed abatements, offsets, defenses or other bases for relief or adjustment.

(c)

With respect to each Buyer Owned Premises and Buyer Leased Premises, as applicable:  (i) Buyer or one of its Subsidiaries has good, marketable and insurable fee simple interest in the Buyer Owned Premises and a valid leasehold interest in the Buyer Leased Premises, free and clear of any liens, encumbrances, covenants and easements or title defects that have had or could have an adverse effect on Buyer’s use and occupancy of the Buyer Owned Premises and the Buyer Leased Premises; (ii) the portions of the buildings located on the Buyer Owned Premises and the Buyer Leased Premises that are used in the business of Buyer or any of its Subsidiaries are each in good repair and condition, normal wear and tear excepted, and are in the aggregate sufficient to satisfy Buyer’s current and reasonably anticipated normal business activities as conducted thereon and, to the Knowledge of Buyer, there is no latent material defect in the improvements on any Buyer Owned Premises, structural elements thereof, the mechanical systems (including, without limitation, all heating, ventilating, air conditioning, plumbing, electrical, utility and sprinkler systems) therein, the utility system servicing each Buyer Owned Premises and the roofs which have not been disclosed to the Company in writing prior to the date of this Agreement; (iii) each of the Buyer Owned Premises and the Buyer Leased Premises (a) has direct access to public roads or access to public roads by means of a perpetual access easement, such access being sufficient to satisfy the current transportation requirements of the business presently conducted at such parcel; and (b) is served by all utilities in such quantity and quality as are necessary and sufficient to satisfy the current normal business activities conducted at such parcel; and (iv) Buyer has not received notice of (a) any condemnation, eminent domain or similar proceeding affecting any portion of the Buyer Owned Premises or the Buyer Leased Premises or any access thereto, and, to the Knowledge of Buyer, no such proceedings are contemplated, (b) any special assessment or pending improvement liens to be made by any governmental authority which may affect any of the Buyer Owned Premises or the Buyer Leased Premises, or (c) any violations of building codes and/or zoning ordinances or other governmental regulations with respect to the Buyer Owned Premises or the Buyer Leased Premises.

4.12

Commitments.

(a)

Buyer has filed with the Buyer SEC Documents all Contracts required to be filed with the SEC pursuant to applicable published rules and regulations of the SEC.

(b)

All of the Contracts listed or required to be listed in the Buyer SEC Documents are valid, binding and in full force and effect.  Neither Buyer nor, to the Knowledge of Buyer, any other party is in breach of any of the terms or covenants of any Contract listed or required to be listed in the Buyer SEC Documents.  Following the Closing, Buyer will continue to be entitled to all of the benefits currently held by Buyer under each of such Contracts.

(c)

Except as otherwise set forth in the Buyer SEC Documents, Buyer is not a party to or bound by any material Contract the terms of which were arrived at by or otherwise reflect less-than-arm’s-length negotiations or bargaining.

4.13

Insurance.  All insurance policies (including, without limitation, fire, liability, product liability, workers’ compensation and vehicular) presently in effect that relate to Buyer or its Properties are sufficient for compliance by Buyer with all applicable Legal Requirements and all material Contracts.  None of the insurance carriers has indicated to Buyer an intention to cancel any such policy or to materially increase any insurance premiums (including, without limitation, workers’ compensation premiums), or that any such insurance will not be available in the future on substantially the same terms as currently in effect.  Buyer has no claim pending or anticipated against any of its insurance carriers under any of such policies and, to the Knowledge of Buyer, there has been no actual or alleged occurrence of any kind which could reasonably be expected to give rise to any such claim.  During the prior three years, all notices required to have been given by Buyer to any insurance company have been timely and duly given, and no insurance company has asserted that any claim is not covered by the applicable policy relating to such claim.

4.14

Intangible Rights.  Buyer owns or has the right to use and shall as of the Closing Date own or have the right to use any and all information, know-how, trade secrets, patents, copyrights, trademarks, service marks, trade names, brands, software, formulae, methods, processes and other intangible properties that are necessary or customarily Used by Buyer for the ownership, management or operation of its Properties (“Buyer Intangible Rights”).  Except as set forth on Schedule 4.14, (i) Buyer is the sole and exclusive owner of all right, title and interest in and to all of the Buyer Intangible Rights, and has the exclusive right to use and license the same, free and clear of any claim or conflict with the Buyer Intangible Rights of others; (ii) no royalties, honorariums or fees are payable by Buyer to any person by reason of the ownership or use of any of the Buyer Intangible Rights; (iii) there have been no claims made against Buyer asserting the invalidity, abuse, misuse, or unenforceability of any of the Buyer Intangible Rights and no grounds for any such claims exist; (iv) Buyer has not made any claim of any violation or infringement by others of any of its Buyer Intangible Rights or interests therein and, to the Knowledge of Buyer, no grounds for any such claims exist; (v) Buyer has not received any notice that it is in conflict with or infringing upon the asserted intellectual property rights of others in connection with the Buyer Intangible Rights, and neither the use of the Buyer Intangible Rights nor the operation of the Company’s businesses is infringing or has infringed upon any intellectual property rights of others; (vi) the Buyer Intangible Rights are sufficient and include all intellectual property rights necessary for Buyer to lawfully conduct its business as presently being conducted; (vii) to the extent that any item constituting part of the Buyer Intangible Rights has been registered with, filed in or issued by, any Governmental Authority, such registrations, filings or issuances were duly made and remain in full force and effect; (viii)  to the Knowledge of Buyer, there has not been any act or failure to act by Buyer or any of its directors, officers, employees, attorneys or agents during the prosecution or registration of, or any other proceeding relating to, any of the Buyer Intangible Rights or of any other fact which could render invalid or unenforceable, or negate the right to issuance of any of the Buyer Intangible Rights; (ix) to the extent any of the Buyer Intangible Rights constitutes proprietary or confidential information, Buyer has adequately safeguarded such information from disclosure; and (x) all of Buyer’s current Intangible Rights will remain in full force and effect following the Closing without alteration or impairment.

4.15

Equipment and Other Tangible Property.  Buyer’s equipment, furniture, machinery, vehicles, structures, fixtures and other tangible property included in the

Properties (the “Tangible Buyer Properties”), other than Inventory, is suitable for the purposes for which intended and in good operating condition and repair consistent with normal industry standards, except for ordinary wear and tear, and except for such Tangible Buyer Properties as shall have been taken out of service on a temporary basis for repairs or replacement consistent with Buyer’s prior practices and normal industry standards.  To the Knowledge of Buyer, the Tangible Buyer Properties are free of any structural or engineering defects, and during the past five years there has not been any significant interruption of Buyer’s business due to inadequate maintenance or obsolescence of the Tangible Buyer Properties.

4.16

Permits; Environmental Matters.

(a)

Buyer has all Permits necessary for Buyer to own, operate, use and/or maintain its Properties and to conduct its business and operations as presently conducted and as expected to be conducted in the future, except where the failure to have such Permits would not have a material adverse effect on the business, operations, prospects, Properties or financial condition of Buyer.  All such Permits are in effect, no proceeding is pending or, to the Knowledge of Buyer, threatened to modify, suspend or revoke, withdraw, terminate, or otherwise limit any such Permits, and no administrative or governmental actions have been taken or, to the Knowledge of Buyer, threatened in connection with the expiration or renewal of such Permits which could materially adversely affect the ability of Buyer to own, operate, use or maintain any of its Properties or to conduct its business and operations as presently conducted and as expected to be conducted in the future.

(b)

Except as set forth in the Buyer SEC Documents, there are no Environmental Claims asserted or threatened against Buyer or any of its Subsidiaries or relating to any real property currently or formerly owned, leased or otherwise Used by Buyer or any of its Subsidiaries, that could result in a materially adverse effect on the business, results of operation or financial condition of Buyer.

(c)

Except as set forth in the Buyer SEC Documents, Buyer and its Subsidiaries have been and are currently in compliance with all applicable Environmental Laws, including obtaining and maintaining in effect all Permits required by applicable Environmental Laws, except where the failure to have such Permits would not have a material adverse effect on the business, operations, prospects, Properties or financial condition of Buyer.

4.17

Suppliers and Customers.  Except as set forth in the Buyer SEC Documents, Buyer maintains good relations with all of its material suppliers and customers as well as with governments, partners, financing sources and other parties with whom Buyer has significant relations, and no such party has canceled, terminated or made any threat to Buyer to cancel or otherwise terminate its relationship with Buyer or to materially decrease its services or supplies to Buyer or its direct or indirect purchase or usage of the products or services of Buyer.

4.18

Absence of Certain Business Practices.  Neither Buyer, its subsidiaries nor any other Affiliate or agent of Buyer, or any other person acting on behalf of or associated with Buyer or its Subsidiaries, acting alone or together, has (a) received, directly or indirectly, any rebates, payments, commissions, promotional allowances or any other economic benefits, regardless of their nature or type, from any customer, supplier, employee or agent of any customer or supplier; or (b) directly or indirectly given or agreed to give any money, gift or similar benefit to any customer, supplier, employee or agent of any customer or supplier, any official or employee of any government (domestic or foreign), or any political party or candidate for office (domestic or foreign), or other person who was, is or may be in a position to help or hinder the business of Buyer or its Subsidiaries (or assist Buyer or its Subsidiaries in connection with any actual or proposed transaction), in each case which (i) may subject Buyer or its Subsidiaries to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) if not given in the past, may have had an adverse effect on the assets, business, operations or prospects of Buyer or its Subsidiaries, or (iii) if not continued in the future, may adversely affect the assets, business, operations or prospects of Buyer or its Subsidiaries.

4.19

Products, Services and Authorizations.

(a)

Each Product designed, manufactured, repaired or serviced by Buyer has been designed, manufactured, repaired or serviced in accordance with (i) the specifications under which the Product is normally and has normally been manufactured, and (ii) the provisions of all applicable laws, policies, guidelines and any other governmental requirements.

(b)

There exists no set of facts which could reasonably be expected to furnish a basis for the recall, withdrawal or suspension of any product registration, product license, repair or overhaul license, manufacturing license, wholesale dealers license, export license or other license, approval or consent of any governmental or regulatory authority with respect to Buyer or any of the Products.

(c)

There are no claims existing or threatened under or pursuant to any warranty, whether express or implied, on products or services sold by Buyer.  There are no claims existing and there is no basis for any claim against Buyer for injury to persons, animals or property as a result of the sale, distribution or manufacture of any product or performance of any service by Buyer, including, but not limited to, claims arising out of the defective or unsafe nature of its products or services.  Buyer has full and adequate insurance coverage for products liability claims against it.

4.20

Transactions With Affiliates.  Except as set forth in the Buyer SEC Documents or on Schedule 4.20, and except for normal advances to employees consistent with past practices, payment of compensation for employment to employees consistent with past practices, and participation in scheduled Plans or Benefit Programs and Agreements by employees, Buyer has not purchased, acquired or leased any property or services from, or sold, transferred or leased any property or services to, or loaned or advanced any money to, or borrowed any money from, or entered into or been subject to any management, consulting or similar agreement with, or engaged in any other significant transaction with any officer, director or shareholder of Buyer or any of their respective Affiliates.  Except as set forth in the Buyer SEC Documents or on Schedule 4.20, no Affiliate of Buyer is indebted to Buyer for money borrowed or other loans or advances, and Buyer is not indebted to any such Affiliate.

4.21

Interim Operations of Acquisition LLC.  Acquisition LLC was formed solely for the purpose of engaging in the transactions contemplated hereby, has engaged in no other business activities and has conducted its operations only as contemplated hereby.

4.22

Valid Issuance.  The shares of Buyer Common Stock to be issued as Per Share Closing Stock Consideration pursuant to Section 1.8(b) will, when issued in accordance with the provisions of this Agreement, be validly issued, fully paid and nonassessable.  In the event of the issuance of any Make Whole Shares pursuant to Section 7.3, the shares of Buyer Common Stock to be issued as Make Whole Shares will, when issued in accordance with the provisions of this Agreement, be validly issued, fully paid and nonassessable.  In the event of the issuance of any shares of Buyer Common Stock pursuant to (i) the exercise of Horne Options (as defined below) granted pursuant to Section 7.4 or (ii) the exercise of stock options granted to employees of the Surviving Entity pursuant to Section 7.5(vi), the shares of Buyer Common Stock to be issued will, when issued in accordance with the provisions of this Agreement, be validly issued, fully paid and nonassessable.

4.23

Tax Matters.

(a)

Neither Buyer nor any of its Affiliates has taken or agreed to take any action (other than actions contemplated by this Agreement) that could reasonably be expected to prevent the Merger from constituting a “reorganization” under Section 368(a) of the Code.  Buyer is not aware of any agreement, plan or other circumstances that could reasonably be expected to prevent the Merger from so qualifying.

(b)

Buyer does not have a plan or intention to reacquire, and, to Buyer’s knowledge, no person related to Buyer within the meaning of Treasury Regulation Section 1.368-1(e)(3) has a plan or intention to acquire, any Buyer Common Stock issued in the Merger, other than pursuant to a share repurchase program described in Revenue Ruling 99-58.

(c)

Following the Merger, Buyer will continue the Company’s historic business or will use a significant portion of the Company’s historic business assets in a business within the meaning of Section 1.368-1(d) of the Treasury Regulations, assuming that the assets of, and the business conducted by, the Company on the Closing Date constitute the Company’s historic business assets and historic business, respectively.

4.24

Labor Relations.  To the Knowledge of Buyer, (i) no key executive employee of Buyer or any of its Subsidiaries, and no group of Buyer’s or any of its Subsidiaries’ employees, has any plans to terminate his or its employment, and (ii) Buyer and its Subsidiaries have no material labor relations problems pending and their labor relations are satisfactory.

4.25

Brokers; Finder’s Fees.  Except as set forth on Schedule 4.25, there is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of Buyer or any of its Subsidiaries who is entitled to any fee or commission from Buyer or such Subsidiary upon consummation of the transactions contemplated by this Agreement.

4.26

Other Information.  Neither the representations or warranties made by Buyer in this Agreement, nor Buyer’s schedules identified herein or any other certificate executed and delivered by Buyer pursuant to this Agreement, when taken together, contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements or facts contained herein or therein not misleading in light of the circumstances under which they were furnished.

ARTICLE V. - OBLIGATIONS PRIOR TO CLOSING

From the date of this Agreement through the Closing:

5.1

Buyer’s Access to Information and Properties.  The Company shall permit Buyer and its authorized employees, agents, accountants, legal counsel and other representatives to have access to the books, records, employees, counsel, accountants, engineers and other representatives of the Company at all times reasonably requested by Buyer for the purpose of conducting an investigation of the Company’s financial condition, corporate status, operations, prospects, business and the Company’s Properties.  The Company shall make available to Buyer for examination and reproduction all documents and data of every kind and character relating to the Company in possession or control of, or subject to reasonable access by, the Company and/or the Shareholders, including, without limitation, all files, records, data and information relating to the Properties (whether stored in paper, magnetic or other storage media) and all agreements, instruments, contracts, assignments, certificates, orders, and amendments thereto.  The Company shall allow Buyer access to, and the right to inspect, the Company’s Properties, except to the extent that such Properties are operated by a third-party operator, in which case the Company shall use its best efforts to cause the operator of such Properties to allow Buyer access to, and the right to inspect, such Properties.

5.2

Company’s Access to Information and Properties.  Buyer shall permit the Company and its authorized employees, agents, accountants, legal counsel and other representatives to have access to the books, records, employees, counsel, accountants, engineers and other representatives of Buyer at all times reasonably requested by the Company for the purpose of conducting an investigation of Buyer’s financial condition, corporate status, operations, prospects, business and Buyer’s Properties.  Buyer shall make available to the Company for examination and reproduction all documents and data of every kind and character relating to Buyer in possession or control of, or subject to reasonable access by, Buyer, including, without limitation, all files, records, data and information relating to Buyer’s Properties (whether stored in paper, magnetic or other storage media) and all agreements, instruments, contracts, assignments, certificates, orders, and amendments thereto.  Buyer shall allow the Company access to, and the right to inspect, Buyer’s Properties, except to the extent that such Properties are operated by a third-party operator, in which case Buyer shall use its best efforts to cause the operator of such Properties to allow the Company access to, and the right to inspect, such Properties.

5.3

Company’s Conduct of Business and Operations.  The Company and the Shareholders shall keep Buyer advised as to all material operations and proposed material operations relating to the Company.  The Company shall (a) conduct its business in the ordinary course, (b) use reasonable efforts to keep available the services of present employees, (c) maintain and operate its Properties in a good and workmanlike manner, (d) pay or cause to be paid all costs and expenses (including but not limited to insurance premiums) incurred in connection therewith in a timely manner, (e) use reasonable efforts to keep all Contracts listed or required to be listed on Schedule 3.13 in full force and effect, (f) comply with all of the covenants contained in all such material Contracts, (g) maintain in force until the Closing Date insurance policies (subject to the provisions of Section 5.7) equivalent to those in effect on the date hereof, and (h) comply in all material respects with all applicable Legal Requirements.  Except as otherwise contemplated in this Agreement, the Company will use its best efforts to preserve the present relationships of the Company with persons having significant business relations therewith.

5.4

Buyer’s Conduct of Business and Operations.  Buyer shall keep the Company advised as to all material operations and proposed material operations relating to Buyer.  Buyer shall (a) conduct its business in the ordinary course, (b) maintain and operate its properties in a good and workmanlike manner, (c) pay or cause to be paid all costs and expenses (including but not limited to insurance premiums) incurred in connection therewith in a timely manner, (d) use reasonable efforts to keep all material Contracts in full force and effect, (e) comply with all of the covenants contained in all such material Contracts, (f) maintain in force until the Closing Date insurance policies equivalent to those in effect on the date hereof, and (g) comply in all material respects with all applicable Legal Requirements.  Except as otherwise contemplated in this Agreement, Buyer will use its best efforts to preserve the present relationships of Buyer with persons having significant business relations therewith.

5.5

Business Restrictions.  Without limiting the generality of Sections 5.3 and 5.4 herein above, each of Buyer and the Company shall conduct its business in the ordinary course consistent with past practice and in compliance with all applicable laws and regulations, and neither Buyer nor the Company, except with the written consent of such other Party, as the case may be, will:

(i)

issue any capital stock or other securities, or grant, or enter into any agreement to grant, any options, convertible rights, other rights, warrants, calls or agreements relating to such Party's capital stock; or

(ii)

split, combine or reclassify any shares of its capital stock, or declare, set aside or pay any dividends, or make any distributions or other payments in respect of its equity securities, or repurchase, redeem or otherwise acquire any such securities; or

(iii)

enter into, amend or terminate any material agreement, other than in the ordinary course of business consistent with past practice and in a manner which would not have a material adverse effect on such party’s the business, operations, prospects, Properties, financial condition or working capital; or

(iv)

create, incur, assume, guaranty or otherwise become liable or obligated with respect to any indebtedness, or made any loan or advance to, or any investment in, any person; or

(v)

merge into or with or consolidate with, any other corporation or acquire the business of assets of any Person.

5.6

Notice Regarding Changes.  The Company and the Shareholders shall promptly inform Buyer in writing of any change in facts and circumstances that could render any of the representations and warranties made herein by the Company and/or any of the Shareholders inaccurate or misleading if such representations and warranties had been made upon the occurrence of the fact or circumstance in question.  Buyer shall promptly inform the Company and the Shareholders in writing of any change in facts and circumstances that could render any of the representations and warranties made herein by it inaccurate or misleading if such representations and warranties had been made upon the occurrence of the fact or circumstance in question.

5.7

Ensure Conditions Met.  Subject to the terms and conditions of this Agreement, each Party shall use all reasonable commercial efforts to take or cause to be taken all actions and do or cause to be done all things required under applicable Legal Requirements in order to consummate the transactions contemplated hereby, including, without limitation, (i) obtaining all Permits, authorizations, consents and approvals of any Governmental Authority or other person which are required for or in connection with the consummation of the transactions contemplated hereby and by the Collateral Agreements, (ii) taking any and all reasonable actions necessary to satisfy all of the conditions to each Party’s obligations hereunder as set forth in Article VI, and (iii) executing and delivering all agreements and documents required by the terms hereof to be executed and delivered by such Party on or prior to the Closing.

5.8

Termination of Insurance Policies.  The Company shall take all actions necessary or appropriate to cause any and all insurance coverage currently carried by or for the benefit of the Company to remain in full force and effect; provided, however, that the Company shall cooperate with Buyer to cause termination as of the Closing Date of the insurance coverage identified in writing for this purpose by Buyer to the Company and the Company shall take all actions necessary to discharge any and all liabilities or obligations of the Company arising with respect to any such coverage that is to be terminated hereunder.

5.9

Casualty Loss.

(a)

If, between the date of this Agreement and the Closing, any of the Properties of the Company shall be destroyed or damaged in whole or in part by fire, earthquake, flood, other casualty or any other cause, then the Company shall, at Buyer’s election, (i) cause such Properties to be repaired or replaced prior to the Closing with Properties of substantially the same condition and function, (ii) deposit in a separate account an amount sufficient to cause such Properties to be so repaired or replaced, or (iii) enter into contractual arrangements satisfactory to Buyer so that the Company will have at the Closing the same economic value as if such casualty had not occurred.

(b)

If, between the date of this Agreement and the Closing, any of the Properties of Buyer shall be destroyed or damaged in whole or in part by fire, earthquake, flood, other casualty or any other cause, then Buyer shall, at the Company’s election, (i) cause such Properties to be repaired or replaced prior to the Closing with Properties of substantially the same condition and function, (ii) deposit in a separate account an amount sufficient to cause such Properties to be so repaired or replaced, or (iii) enter into contractual arrangements satisfactory to the Company so that Buyer will have at the Closing the same economic value as if such casualty had not occurred.

5.10

Employee Benefit Matters.  The Company shall take all actions necessary or appropriate to cause each Plan or Benefit Program or Agreement in effect on the date of this Agreement to remain in full force and effect; provided, however, that to the extent requested in writing by Buyer, the Company shall, effective as of the Closing Date, cease to sponsor, maintain or contribute to any Plan or Benefit Program or Agreement specified by Buyer in such written request.

5.11

Public Announcement.  The Parties agree to consult with each other before issuing any press release or making any public statement with respect to the Merger, this Agreement or the other transactions contemplated hereby and will not issue any such press release or make any such public statement prior to such consultation.

5.12

No Shop.

(a)

From the date of this Agreement until the earlier of (i) the Closing Date, or (ii) the termination of this Agreement, the Company and the Shareholders shall not, and the Company shall cause the Company’s officers, directors, employees and other agents (including any of its Subsidiaries and Affiliates) not to, directly or indirectly, take any action to solicit, initiate or encourage any offer or proposal or indication of interest in a merger, consolidation or other business combination involving any equity interest in, or a substantial portion of the assets of the Company, other than in connection with the transactions contemplated by this Agreement.  The Company and the Shareholders shall immediately advise the Buyer of the terms of any offer, proposal or indication of interest that it receives or otherwise becomes aware of.

(b)

From date of this Agreement until the earlier of (i) the Closing Date, or (ii) the termination of this Agreement, Buyer shall not, and Buyer shall cause Buyer’s officers, directors, employees and other agents (including any of its Subsidiaries and Affiliates) not to, directly or indirectly, take any action to solicit, initiate or encourage any offer or proposal or indication of interest in a merger, consolidation or other business combination involving any equity interest in, or a substantial portion of the assets of Buyer, other than in connection with the transactions contemplated by this Agreement.  Buyer shall immediately advise the Company and the Shareholders of the terms of any offer, proposal or indication of interest that it receives or otherwise becomes aware of.

ARTICLE VI. -CONDITIONS TO COMPANY’S AND BUYER’S OBLIGATIONS

6.1

Conditions to Obligations of the Company.  The obligations of the Company to carry out the transactions contemplated by this Agreement are subject, at the option of the Company, to the satisfaction or waiver of the following conditions:

(a)

Buyer shall have furnished the Company with a certified copy of all necessary corporate action on its behalf approving its execution, delivery and performance of this Agreement.

(b)

All representations and warranties of Buyer contained in this Agreement shall be true and correct in all material respects at and as of the Closing, and Buyer shall have performed and satisfied in all material respects all covenants and agreements required by this Agreement to be performed and satisfied by Buyer at or prior to the Closing.

(c)

As of the Closing Date, no suit, action or other proceeding (excluding any such matter initiated by or on behalf of the Company or any of the Shareholders) shall be pending or threatened before any Governmental Authority seeking to restrain the Company or prohibit the Closing or seeking Damages against the Company as a result of the consummation of this Agreement.

(d)

Since the date hereof and up to and including the Closing, there shall not have been any event, circumstance, change or effect that, individually or in the aggregate, had or might have a material adverse effect on Buyer’s business, operations, prospects, Properties or financial condition. Notwithstanding the foregoing, any liability, penalty for Taxes or other unsatisfied obligation of the Buyer or any of its Affiliates existing as of the date hereof and/or as of the Effective Time, in connection with any of the Buyer Plans and/or Buyer Benefit Programs or Agreements which has or might reasonably result in payments by the Buyer or any Affiliate of the Buyer in excess of One Million Dollars ($1,000,000), individually or in the aggregate, shall be deemed a material adverse effect on Buyer’s business, operations, prospects, Properties and financial condition.

(e)

The Company shall have received written evidence, in form and substance satisfactory to the Company, of: (i) the consents and novations identified in Schedule 3.13 hereto; and (ii) the consent to the transactions contemplated by this Agreement of all governmental, quasi-governmental and private third parties (including, without limitation, persons or other entities leasing real or personal property to Buyer) where the absence of any such consent would result in a violation of law or a breach or default under any agreement to which Buyer is subject.

(f)

Buyer shall have resolved any and all outstanding inquiries (whether formal or informal) by the SEC to the reasonable satisfaction of the Company, in the Company’s sole discretion.

(g)

The Company shall have received the opinion of Squire, Sanders & Dempsey L.L.P., counsel to Buyer, dated as of the Closing Date, in form and substance reasonably satisfactory to the Company.  In rendering such opinion, Squire, Sanders & Dempsey L.L.P. may rely as to factual matters on certificates of officers and directors of Buyer and on certificates of governmental officials.

(h)

Buyer shall have executed and delivered to Horne, the Horne Employment Agreement.

(i)

Buyer shall have executed and delivered to Megless, the Megless Employment Agreement.

(j)

Buyer shall have executed and delivered to the Shareholders, the Registration Rights Agreement.

(k)

The Shareholders shall have received from Buyer the Merger Consideration less any withholdings in accordance with Section 1.10.

(l)

The Company shall have received the opinion of DLA Piper Rudnick Gray Cary US LLP (“Company Counsel”), dated as of the Closing Date, to the effect that the Merger will be treated as a “reorganization” as described in Section 368(a) of the Code.

(m)

Buyer shall have assigned to Spectrum Sciences & Software, Inc., a Florida corporation and a wholly-owned subsidiary of Buyer (“SPSC”), the current employment agreement between William H. Ham, Jr. (“Ham”) and Buyer, as filed with the Buyer SEC Documents as of the date of this Agreement (the “Ham Employment Agreement”), such assignment shall be in form and substance reasonably satisfactory to the Company; and Ham shall have expressly acknowledged (X) such assignment of the Ham Employment Agreement and (Y) the extension of the term of employment pursuant to the Ham Employment Agreement, through the period up to and including the date of the 2006 Annual Meeting (as defined below).

(n)

Buyer shall have assigned to SPSC, the current employment agreement between Nancy C. Gontarek (“Gontarek”) and Buyer, as filed with the Buyer SEC Documents as of the date of this Agreement (the “Gontarek Employment Agreement”), such assignment shall be in form and substance reasonably satisfactory to the Company; and Gontarek shall have expressly acknowledged (X) such assignment of the Gontarek Employment Agreement and (Y) the extension of the term of employment pursuant to the Gontarek Employment Agreement, through the period up to and including the date of the 2006 Annual Meeting (as defined below).

6.2

Conditions to Obligations of Buyer.  The obligations of Buyer to carry out the transactions contemplated by this Agreement are subject, at the option of Buyer, to the satisfaction, or waiver by Buyer, of the following conditions:

(a)

All representations and warranties of the Company and the Shareholders contained in this Agreement shall be true and correct in all material respects at and as of the Closing, and the Company and the Shareholders shall have performed and satisfied in all material respects all agreements and covenants required by this Agreement to be performed and satisfied by them at or prior to the Closing.

(b)

As of the Closing Date, no suit, action or other proceeding (excluding any such matter initiated by or on behalf of Buyer) shall be pending or threatened before any court or governmental agency seeking to restrain Buyer or prohibit the Closing or seeking Damages against Buyer or the Company or its Properties as a result of the consummation of this Agreement.

(c)

Except for matters disclosed in Schedule 3.9(a) or Schedule 3.9(b) attached hereto, since the Balance Sheet Date and up to and including the Closing, there shall not have been any event, circumstance, change or effect that, individually or in the aggregate, had or might have a material adverse effect on the Company’s business, operations, prospects, Properties or financial condition.

(d)

Buyer shall have received the opinion of Company Counsel, dated as of the Closing Date, addressed to the Buyer in form and substance reasonably satisfactory to Buyer.  In rendering such opinion, Company Counsel may rely as to factual matters on certificates of officers and directors of the Company and the Shareholders and on certificates of governmental officials.

(e)

The Company shall have furnished Buyer with a certified copy of all necessary corporate action on its behalf approving the Company’s execution, delivery and performance of this Agreement.

(f)

All agreements, commitments and understandings between the Company and any of the Shareholders (or any other Affiliate of the Company or any such Shareholder) shall have been terminated in all respects on terms satisfactory to Buyer, and all obligations, claims or entitlements thereunder shall be unconditionally waived and released by the Shareholders and such Affiliates and written evidence thereof satisfactory in form and substance to Buyer shall have been delivered to Buyer.

(g)

All proceedings to be taken by the Company in connection with the transactions contemplated hereby and all documents incident thereto shall be satisfactory in form and substance to Buyer and its counsel, and Buyer and said counsel shall have received all such counterpart originals or certified or other copies of such documents as it or they may reasonably request.

(h)

Buyer shall have received written evidence, in form and substance satisfactory to Buyer, of: (i) the consents and novations identified in Schedule 3.13 hereto; and (ii) the consent to the transactions contemplated by this Agreement of all governmental, quasi-governmental and private third parties (including, without limitation, persons or other entities leasing real or personal property to the Company) where the absence of any such consent would result in a violation of law or a breach or default under any agreement to which the Company is subject.

(i)

No proceeding in which any of the Shareholders or the Company shall be a debtor, defendant or party seeking an order for its own relief or reorganization shall have been brought or be pending by or against such person under any United States or state bankruptcy or insolvency law.

(j)

Buyer shall have received from the Shareholders the stock certificates representing all of the Company Common Stock or affidavits of lost certificates in accordance with Section 1.10(a).

(k)

 Horne shall have executed and delivered to Buyer, the Horne Employment Agreement.

(l)

Megless shall have executed and delivered to Buyer, the Megless Employment Agreement.

(m)

The Shareholders shall have executed and delivered to Buyer the Registration Rights Agreement.

(n)

Buyer shall be satisfied that it will be able to obtain, not later than sixty (60) days after the Closing Date, all audited historical and unaudited pro forma Financial Statements with respect to the Company, if any, together with any required consent of the Company’s independent public accountants, that may be required to be included in a Current Report on Form 8-K.

(o)

No Shareholder shall have exercised dissenter or appraisal rights with respect to the Merger.

ARTICLE VII. - POST-CLOSING OBLIGATIONS

7.1

Further Assurances.  Following the Closing, the Company, the Shareholders and Buyer shall execute and deliver such documents, and take such other action, as shall be reasonably requested by any other Party to carry out the transactions contemplated by this Agreement.

7.2

Publicity.  None of the Parties shall issue or make, or cause to have issued or made, any public release or announcement concerning this Agreement or the transactions contemplated hereby, without the advance approval in writing of the form and substance thereof by each of the other Parties, except as required by law (in which case, there shall be consultation among the parties prior to such announcement), and the Parties shall endeavor jointly to agree on the text of any announcement or circular so approved or required.

7.3

Make Whole Shares.

(a)

Subject to Section 7.3(b), in the event that the average closing price of the Buyer Common Stock on the NASD OTC Bulletin Board, or other public securities market (the “Measurement Price”) for the Trading Days during the two (2) month period immediately preceding the two (2) year anniversary of the Closing Date (the “Second Anniversary Date”) is less than $3.25 per share, then Buyer shall, immediately and in no case later than ten (10) days after the Second Anniversary Date, issue to the Shareholders (on a pro-rata basis, based on the number of shares of Buyer Common Stock issued to such Shareholder pursuant to Section 1.8(b) and the aggregate number of shares of Buyer Common Stock issued to the Shareholders pursuant to Section 1.8(b)) a number of additional shares of unregistered Buyer Common Stock (the “Make Whole Shares”) such that the sum of (i) the value of the Buyer Common Stock issued pursuant to Section 1.8(b) and (ii) the value of the Make Whole Shares, which value shall be calculated in each case based on the Measurement Price, shall equal $19,500,000.  The Make Whole Shares shall be considered and reported by the Parties as part of the consideration paid by Buyer pursuant to Section 1.8 hereof.

(b)

Notwithstanding Section 7.3(a), the Shareholders shall have no right to receive from Buyer, and Buyer shall have no obligation to issue to the Shareholders, any Make Whole Shares pursuant to Section 7.3(a) in the event that either:

(i)

the gross revenues of the Surviving Entity for the fiscal year ending December 31, 2005, together with the gross revenues of the Company for the fiscal year ending December 31, 2005 prior to the Effective Time, based on Buyer’s audited financial statements for the 2005 ending December 31, 2005 fiscal year as filed in Buyer’s Annual Report on Form 10-K filed with the SEC for such fiscal year, is less than $75,000,000 (such amount being referred to herein as the “2005 Gross Revenues Threshold”); or

(ii)

the EBITDA (as defined below) of the Surviving Entity for the fiscal year ending December 31, 2005, together with the EBITDA of the Company for the fiscal year ending December 31, 2005 prior to the Effective Time, based on Buyer’s audited financial statements for the fiscal year ending December 31, 2005 as filed in Buyer’s Annual Report on Form 10-K filed with the SEC for such fiscal year, is less than $3,250,000 (such amount being referred to herein as the “2005 EBITDA Threshold”); or

(iii)

the EBITDA of the Surviving Entity for the fiscal year ending December 31, 2006, based on Buyer’s audited financial statements for the fiscal year ending December 31, 2006 as filed in Buyer’s Annual Report on Form 10-K filed with the SEC for such fiscal year, is less than $3,250,000.

(c)

For purposes of this Agreement, “EBITDA” shall mean, for any period of determination, for the Surviving Entity and/or the Company, determined in accordance with GAAP consistently applied, the net income (or loss) for such period, plus, to the extent reflected in the statement of net income for such period, the sum of: (a) income tax; (b) interest expense; (c) depreciation expense; and (d) amortization.

7.4

Horne Stock Options.  Concurrently with the Closing, Buyer shall issue to Horne stock options to purchase 1,000,000 shares of Buyer Common Stock at an exercise price of $1.65 per share (the “Horne Options”).  The Horne Options will become fully vested and exercisable immediately following a certification by Buyer, in accordance with Sections 7.3(b)(i) and 7.3(b)(ii), as applicable, that each of the 2005 Gross Revenues Threshold and the 2005 EBITDA Threshold have been achieved.  The Horne Options will expire five (5) years from the date they become fully vested and exercisable as provided herein; provided, however, that in the event that either the 2005 Gross Revenues Threshold or the 2005 EBITDA Threshold is not achieved in accordance with Sections 7.3(b)(i) and 7.3(b)(ii), as applicable, the Horne Options shall be cancelled immediately upon certification thereof by Buyer.

7.5

Additional Obligations of Buyer.  Simultaneously with the Closing, Buyer shall execute and deliver such documents, and take such other action, as necessary to:

(i)

increase the number of directors to serve on the Board of Directors of Buyer to five (5);

(ii)

appoint Horne and Megless as directors to fill such newly created vacancies on Buyer’s Board of Directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal;

(iii)

amend and restate the bylaws of Buyer in form and substance satisfactory to the Company, to, among other things, provide that a vote of four (4) directors present at a meeting at which a quorum is present shall be necessary to constitute an act of the Board of Directors of Buyer;

(iv)

increase the number of directors to serve on the Board of Directors of SPSC to three (3);

(v)

remove Gontarek from the Board of Directors of SPCS;

(vi)

reserve 2,000,000 shares of Buyer Common Stock for issuance to key employees and Managers of the Surviving Entity pursuant to stock options to be granted by Buyer at the discretion of Horne; and

(vii)

provide employment agreements to certain of the Company’s senior management employees; such employment agreements to be, in form and substance mutually acceptable to Buyer, Horne and such senior management employee.

7.6

Board Composition.  Subject to Section 7.8 below, it is the intent of Buyer and the Shareholders that immediately following the Effective Date (X) (i) Horne and Megless (the “Horne Directors”), Armstrong and Heer (the “Spectrum Directors”) and Ham serve as directors of Buyer’s Board of Directors until Buyer’s 2006 annual meeting of shareholders (the “2006 Annual Meeting”), (ii) each of the Horne Directors and the Spectrum Directors shall be nominated for re-election to Buyer’s Board of Directors at the 2006 Annual Meeting, (iii) Ham may be nominated for re-election to Buyer’s Board of Directors at the 2006 Annual Meeting with the approval of at least four (4) of the then current directors, (iv) in the event Ham is not nominated for such re-election, such other individual shall be nominated as approved by at least four (4) of the then current directors and (v) the requirement that at least four (4) directors must approve any action by Buyer’s Board of Directors (as referenced in Section 7.6(iii)) shall apply only until the 2006 Annual Meeting, after which time Buyer’s Bylaws will be promptly amended to require only a majority approval of directors for action by Buyer’s Board of Directors.  Buyer and the Shareholders agree to execute and deliver such documents and take such action as may be reasonably required to effect the foregoing and (Y) the Managers or members of the Board of Directors (as the case may be) of the Surviving Entity, SPSC, Coast Engine and Equipment Co., Inc. and M&M Engineering Limited (“M&M”), shall consist of such members of Buyer’s Board of Directors, in accordance with the foregoing, who are eligible to serve as a Manager or member of the Board of Directors (as the case may be) of such Subsidiaries of Buyer, except, with respect to M&M, as may be otherwise required in connection with securing necessary bonding services in Canada.

7.7

Employee Benefit Matters.  For a period of twelve (12) months following the Closing Date, Buyer and its Affiliates shall provide each employee who is an employee of the Company on the Closing Date and who continues to be employed by the Company immediately following the Closing Date (“Acquired Employees”), with compensation that is at least as favorable as that provided by the Company immediately prior to the Closing Date and benefits that are at least as favorable in the aggregate as that provided by the Company immediately prior to the Closing Date.

7.8

Compliance with Nasdaq Corporate Governance Standards.  In no event later than the date which is the six (6) month anniversary of the Closing Date (the "Compliance Date"), the Buyer’s Board of Directors and committees thereof, as applicable, shall be in full compliance with corporate governance standards set forth by Nasdaq in respect of an application for listing on Nasdaq (including either of the Nasdaq National Market or Nasdaq Small Cap Market) and any SEC rule, regulation or provision related thereto, including, without limitation, as the foregoing relates to Buyer: (X) to comply with the requirement that a majority of the members of the Board of Directors be independent (as such term is defined and interpreted by Nasdaq and the SEC), an increase in the Buyer’s Board of Directors to seven (7) members and the appointment of two (2) independent directors (the "Additional Directors"), each of whom must have financial literacy (as interpreted by Nasdaq) and at least one of whom must be a financial expert (as interpreted by Nasdaq); (Y) the establishment of an audit committee of the Board of Directors, comprised of the Additional Directors and at least one other of Buyer’s independent directors; and (Z) the establishment of a compensation committee of the Board of Directors, comprised solely of the Additional Directors.  Each of the Parties hereto shall use all reasonable best efforts to take, or cause to be taken, all actions necessary or appropriate for Buyer’s Board of Directors and committees thereof, as applicable, to be in full compliance with the foregoing no later than the Compliance Date.

ARTICLE VIII. TAX MATTERS

8.1

Representations and Obligations Regarding Taxes.  The Company and the Shareholders jointly and severally represent and warrant to and agree with the Buyer as follows:

(a)

The Company has filed all Tax Returns that it was required to file.  All such Tax Returns were correct and complete in all material respects.  All Taxes owed by the Company (whether or not shown on any Tax Return and whether or not any Tax Return was required) have been paid.  The Company is not currently the beneficiary of any extension of time within which to file any Tax Return.  To the Knowledge of the Company no claim has ever been proposed or threatened by a taxing authority in a jurisdiction where the Company does not file Tax Returns that it is or may be subject to taxation by that jurisdiction.  There are no liens on any of the assets of the Company that arose in connection with any failure (or alleged failure) to pay any Tax, except for liens for Taxes not yet due.

(b)

The Company has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party.

(c)

There is no dispute or claim concerning any Tax liability of the Company claimed or raised by any taxing authority in writing.  Schedule 8.1(c) lists all Federal, state, local and foreign income Tax Returns filed with respect to the Company for the taxable period commenced on January 1, 2003 and ended on December 31, 2003, indicates those Tax Returns that have been audited and indicates those Tax Returns that currently are the subject of audit or in respect of which any written or unwritten notice of any audit or examination has been received by the Company.  Except as set forth on Schedule 8.1(c), no issue relating to Taxes has been raised in writing by a taxing authority during any pending audit or examination, and no issue relating to Taxes was raised in writing by a taxing authority in any completed audit or examination, that reasonably can be expected to recur in a later taxable period.  The Company has provided Buyer with access to correct and complete copies of all Tax Returns, examination reports and statements of deficiencies assessed against or agreed to by the Company for the taxable period commenced on January 1, 2003 and ended on December 31, 2003, and for which the statute of limitations has not yet expired.

(d)

The Company has not waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

(e)

The Company has not filed a consent under Section 341(f) of the Code concerning collapsible corporations.  The Company has not made any payments, is not obligated to make any payments and is not a party to any agreement that under certain circumstances could obligate it to make any payments that will not be deductible under section 280G of the Code.  The Company has not been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.  The Company has disclosed on its Federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of Federal income Tax within the meaning of Section 6662 of the Code.  The Company is not a party to any Tax allocation or sharing agreement.  The Company (i) has not been a member of an Affiliated Group filing a consolidated Federal income Tax Return and (ii) has no liability for the Taxes of any Person under Treasury regulation Section 1.1502-6 (or any similar provision of state, local or foreign law), as a transferee or successor, by contract or otherwise.

(f)

Schedule 8.1(f) sets forth the following information with respect to the Company as of the most recent practicable date (as well as on an estimated pro forma basis as of the Closing giving effect to the consummation of the transactions contemplated hereby): (i) the basis of the Company in its assets; and (ii) the amount of any net operating loss, net operating loss carryover, net capital loss, net capital loss carryover, Tax credit, Tax credit carryover or excess charitable contribution of the Company.

(g)

The unpaid Taxes of the Company (i) did not, as of the most recent fiscal month end, exceed the reserve for Tax liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of the most recent balance sheet (rather than in any notes thereto) and (ii) do not exceed that reserve as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of the Company in filing its Tax Returns.

(h)

The Company shall not be required to include in a taxable period ending after the Closing Date taxable income attributable to income that accrued in a prior taxable period but was not recognized in any prior taxable period as a result of the installment method of accounting, the completed contract method of accounting, the long-term contract method of accounting, the cash method of accounting or Section 481 of the Code or any comparable provision of state, local or foreign tax law.

(i)

The Company has never been an S corporation (within the meaning of Section 1361(a)(1) of the Code).

(j)

All material elections with respect to Taxes affecting the Company are disclosed on Schedule 8.1(j) or attached to a Tax Return of the Company.

(k)

All private letter rulings issued by the Internal Revenue Service to the Company (and any corresponding ruling or determination of any state, local or foreign taxing authority) have been disclosed on Schedule 8.1(k), and there are no pending requests for any such rulings (or corresponding determinations).

(l)

The Company shall grant to Buyer or its designees access at all reasonable times to all of the Company’s books and records (including tax work papers and returns and correspondence with tax authorities), including the right to take extracts therefrom and make copies thereof, to the extent such books and records relate to taxable periods ending on or prior to or that include the Closing Date.  Buyer shall (i) grant to Shareholders access at all reasonable times to all of the Company’s books and records (including tax work papers and returns and correspondence with tax authorities), including the right to take extracts therefrom and make copies thereof, to the extent that such books and records relate to the operations of the Company during taxable periods ending on or prior to or that include the Closing Date, and (ii) otherwise cooperate with Shareholders in connection with any audit of Taxes that relate to the business of the Company prior to Closing.

(m)

Buyer shall be responsible for preparing and filing, or causing the Company to prepare and file, all Tax Returns of the Company required to be filed after the Closing Date; provided, however, with respect to any Tax Returns relating to periods prior to the Closing Date, the Shareholders shall have the right to review and consent (which consent shall not be unreasonably withheld; provided such consent shall be given or withheld in writing at least two (2) business days prior to the filing date and if such written notice is not given the Shareholders shall be deemed to have consented) to such filings.  Buyer shall provide to the Shareholders copies of such Tax Returns for their review at least twenty (20) days before the due date of any such Tax Returns.  For purposes of this Agreement, in the case of any period that begins before the Closing Date and ends after the Closing Date, any tax based directly or indirectly on gross or net income or receipts or imposed in respect of specific transactions, and any credits available with respect to any Tax, shall be allocated by assuming that the taxable period ended on the Closing Date, and any other tax shall be allocated based on the number of days in the taxable period ending on the Closing Date divided by the total number of days in the taxable period.

(n)

The transaction contemplated herein, either by itself or in conjuction with any other transaction that the Company may have entered into or agreed to, will not give rise to any federal income tax liability under Section 355(e) of the Code for which the Company may in any way be held liable, whether directly, by claim for indemnification, or otherwise.

(o)

Neither the Company nor any of its Subsidiaries has participated in or cooperated with an international boycott within the meaning of Section 999 of the Code or has been requested to do so in connection with any transaction or proposed transaction.

(p)

The unpaid Taxes of the Company and its Subsidiaries (A) did not, as of the most recent fiscal month end prior to the date hereof, exceed the reserve for Tax Liability (not including any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of the most recent balance sheet (other than in any notes thereto) that has been made available to Buyer and (B) will not, as of the Closing Date, exceed the aggregate accruals for Tax liabilities set forth (1) in the Company Financial Statements and

(2) on Schedule 8.1(p) which shall be delivered by the Company to Buyer not later than three business days prior to the date of the Effective Time, which accruals shall cover the period from the date of the Company Financial Statements through the date of the Effective Time and shall be made in the ordinary course of the Company's business consistent with past practices.

(q)

Except as set forth on Schedule 8.1(q), the Company has not taken a Federal income tax return position that the Company is a party to any partnership for Federal Income tax purposes.

(r)

The Company has not entered into any sale leaseback or leveraged lease transaction that fails to satisfy the requirements of Revenue Procedure 75-21 (or similar procedures or provisions) or any safe harbor lease transaction.

(s)

As used in this Agreement, “Affiliated Group” means any affiliated group within the meaning of Section 1504(a) of the Code or any similar group defined under a similar provision of state, local or foreign law; “Code” has the meaning set forth in the Recitals of this Agreement; “Company” means the Company and/or any corporation that at any time has been a subsidiary of the Company; “Person” means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity (or any department, agency or political subdivision thereof); “Tax” means any Federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Section 59A of the Code), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated or other tax of any kind whatsoever, including any interest, penalty or addition thereto, whether disputed or not, and “Taxes” means any or all of the foregoing collectively; and “Tax Return” means any return, declaration, report, claim for refund or information return or statement relating to Taxes, including any schedule or attachment thereto and including any amendment thereof.

8.2

Indemnification for Taxes.

(a)

The Shareholders hereby jointly and severally agree to indemnify, jointly and severally, Buyer and its Affiliates, including, after the Closing, the Company (each herein sometimes referred to as an “Indemnified Taxpayer”) against, and agrees to protect, save and hold harmless each Indemnified Taxpayer from, any and all claims, damages, deficiencies and losses and all expenses, including, without limitation, attorneys’, accountants’ and experts’ fees and disbursements, penalties, interest, any Taxes (other than the tax liabilities disclosed on Schedule 8.1(p), in accordance with Section 8.1(p), or in the Company Financial Statements) (all herein referred to as “Losses”) resulting from:

(i)

A claim by any taxing authority for any Taxes of the Company allocable to any taxable year or portion of a taxable year ending on or before the Closing Date; or

(ii)

Any misrepresentation or breach of any representation, warranty or obligation set forth in this Article VIII.

(b)

Subject to the resolution of any Tax contest pursuant to Section 8.2(c), upon notice from Buyer to the Shareholders that an Indemnified Taxpayer is entitled to an indemnification payment for a Loss pursuant to Section 8.2(a), Shareholders shall thereupon pay to the Indemnified Taxpayer an amount that, net of any Tax Benefit of such Indemnified Taxpayer, will indemnify and hold the Indemnified Taxpayer harmless from such Loss.  For purposes of this Section, “Tax Benefit” means any credit, loss or deduction realized by the Indemnified Taxpayer as a result of any such Loss incurred by such party.

(c)

a.

If a claim shall be made by any taxing authority that, if successful, would result in the indemnification of an Indemnified Taxpayer, the Indemnified Taxpayer shall promptly notify the Shareholders in writing of such fact; provided, however, that any failure to give such notice will not waive any rights of the Indemnified Taxpayer except to the extent the rights of the indemnifying party are actually materially prejudiced.

(ii)

The Shareholders shall have the right to defend the Indemnified Taxpayer (to the extent allowed by law) against such claim with counsel of its choice, and shall be entitled to prosecute such contest to a determination in a court of initial jurisdiction as well as any appellate court.  Notwithstanding the foregoing, if the Shareholders are not permitted to defend the Indemnified Taxpayer under law, the Indemnified Taxpayer will allow the Shareholders to participate in the defense of any such claim, and, if requested by the Shareholders, will not settle any claims without the consent of the Shareholders, which consent shall not be unreasonably withheld.

(d)

Anything to the contrary in this Agreement notwithstanding, the indemnification obligations of the Shareholders under this Article VIII shall survive the Closing until the end of the applicable statutes of limitations.  With respect to any indemnification obligation for any Tax for which a taxing authority asserts a claim within 90 days before the end of the applicable statute of limitations, an Indemnified Taxpayer shall be treated as having provided timely notice to the Shareholders by providing written notice to the Shareholders on or before the 90th day after the Indemnified Taxpayer’s receipt of a written assertion of the claim by the taxing authority.

(e)

To the extent any governmental authority asserts a claim that Taxes are due and the Indemnified Taxpayer will not be fully indemnified for such claim or such claim will materially affect Buyer, the Shareholders shall allow the Indemnified Taxpayer to participate in the defense of any such claim, and, if requested by the Indemnified Taxpayer, the Shareholders will not settle any claim without the consent of the Indemnified Taxpayer, which consent shall not be unreasonably withheld.

8.3

Tax Covenants.

(a)

Prior to the Closing, neither Shareholders nor the Company shall, without reasonable notice to Buyer (with a reasonable period to comment), make or amend any federal, state, or local Tax election, agree to waive or extend any statute of limitations, or resolve or agree to resolve any audit or proceeding relating to Taxes, if such amendment would result in Taxes for which Buyer would not be indemnified.

(b)

Prior to the Closing, the Shareholders and the Company shall give Buyer and its authorized representatives full access to all properties, books, records, and Returns of or relating to the Company, whether in the possession of the Company, the Shareholders, or third-party representatives in order that Buyer may have full opportunity to make such investigations as it shall desire to make of the affairs of the Company.  The Shareholders and the Company shall ensure that all third-party representatives of the Shareholders of the C ompany, including without limitation accountants and attorneys, fully cooperate and be available to Buyer in connection with such investigations.

(c)

The Shareholders shall furnish to the Buyer on or before the Closing Date a certification of the Shareholders’ non-foreign status as set forth in Treasury Regulation Section 1.1445-2(b).

(d)

Buyer, the Company, and the Shareholders shall cooperate fully, as and to the extent reasonably requested by the other party, in connection with the filing of Tax Returns pursuant to this Section and any audit, litigation or other proceeding with respect to Taxes.  Such cooperation shall include the Shareholders’ retention and (upon Buyer’s request) the provision of records and information that are reasonably relevant to any such audit, litigation or other proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder.  To the extent not given to the Buyer, the Shareholders agree (A) to retain all books and records with respect to Tax matters pertinent to the Company relating to any taxable period beginning before the Closing Date until the expiration of the statute of limitations (and, to the extent notified by Buyer, any extensions thereof) of the respective taxable periods, and to abide by all record retention agreements entered into with any taxing authority, and (B) to give Buyer reasonable written notice prior to transferring, destroying or discarding any such books and records and, if Buyer or the Company so requests, the Shareholders shall allow Buyer or the Company to take possession of such books and records.

(e)

Shareholders further agree, upon request to provide Buyer with all information that is in Shareholders’ possession and that Buyer may be required to report pursuant to Section 6043 of the Code and all Treasury Department Regulations promulgated thereunder.

ARTICLE IX. -– GENERAL INDEMNIFICATION; MISCELLANEOUS

9.1

Indemnification Obligations.

(a)

Subject to the provisions of Section 9.2, from and after the Closing, the Shareholders jointly and severally indemnify and hold harmless Buyer and its Affiliates, directors, officers and employees from and against any and all Damages arising out of, resulting from or in any way related to (i) a breach of, or the failure to perform or satisfy any of, the representations, warranties, covenants and agreements made by any of the Shareholders and/or the Company in this Agreement or in any document or certificate delivered by any of the Shareholders and/or the Company at the Closing pursuant hereto, (ii) the occurrence of any event on or prior to the date of Closing that is (or would be, but for any deductible thereunder) covered by individual policies of insurance, blanket insurance policies or self insurance programs maintained by the Company, and/or (iii) the existence of any liabilities or obligations of the Company (whether accrued, absolute, contingent, known or unknown, or otherwise, and whether or not of a nature appropriate for inclusion in a balance sheet in accordance with GAAP) other than those contemplated by Section 3.8(b) hereof. Any payment made to Buyer by the Shareholders pursuant to the indemnification obligations under this Section 9.1 shall constitute a reduction in the Merger Consideration hereunder.

(b)

Subject to the provisions of Section 9.3, from and after the Closing, Buyer shall indemnify and hold harmless the Shareholders and their Affiliates, directors, officers and employees, if any, from and against any and all Damages arising out of, resulting from or in any way related to (i) a breach of, or the failure to perform or satisfy any of, the representations, warranties, covenants and agreements made by Buyer or Acquisition LLC in this Agreement or in any document or certificate delivered by Buyer or Acquisition LLC at the Closing pursuant hereto, and/or (ii) the occurrence of any event on or prior to the date of Closing that is (or would be, but for any deductible thereunder) covered by individual policies of insurance, blanket insurance policies or self insurance programs maintained by Buyer or Acquisition LLC, and/or (iii) any loss or damage related to any claim, action, suit, investigation or proceeding against Buyer or any of its Subsidiaries in connection with such Person’s relationship, whether prior to or after the date of this Agreement, with Robert Genovese, Endeavor Capital Group LLC, B.G. Capital Group Ltd. (or any other Affiliate of such Persons) and/or (iv) the existence of any liabilities or obligations of Buyer or its Subsidiaries (whether accrued, absolute, contingent, known or unknown, or otherwise, and whether or not of a nature appropriate for inclusion in a balance sheet in accordance with GAAP) other than those set forth in Buyer’s Financial Statements for the fiscal year ended December 31, 2004 included in the Buyer SEC Documents; provided, however, that Buyer’s indemnification obligations pursuant to this Section 9.1(b) in respect of Damages, shall be limited to (x) direct expenses incurred by the Shareholders or their Affiliates, directors, officers and employees and (y) any actual loss in the value of the Buyer Common Stock held by the Shareholders pursuant to this Agreement, each as a result of (whether directly or indirectly) the occurrence of the circumstances set forth in items (i) – (iv) of this Section 9.1(b).

9.2

Limitation on Liability of Shareholders.

(a)

The representations, warranties, agreements, and indemnities of the Company and the Shareholders set forth in this Agreement or in connection with the transactions contemplated hereby shall survive the Closing except as expressly provided in Section 9.2(b).

(b)

The Shareholders shall have no liability under this Agreement to indemnify under either (A) clause (iii) of Section 9.1(a), or (B) clause (i) of Section 9.1(a) against breaches of the provisions of Sections 3.5 (clauses (ii), (iii), (iv) and (v)), 3.6, and 3.8 through 3.26 (collectively the “Company Business Indemnities”), in each case unless the Shareholders receive notice in writing from Buyer of Buyer’s claim under said indemnity on or before the one (1) year anniversary of the Closing Date.  Said limitations shall not apply to any breaches of or obligations to comply with any of the other provisions of this Agreement, regardless of whether such breach or obligation also constitutes a breach or obligation under any of the provisions specifically listed in this Section 9.2(b).

(c)

The Shareholders jointly and severally shall be obligated to indemnify as and to the extent set forth in Section 9.1(a) of this Agreement only if, and in such amount to the extent of, the aggregate of all of their liability under such indemnity obligations exceeds $100,000.  In addition, in no event shall the aggregate liability of the Shareholders with respect to the Company Business Indemnities exceed $2,500,000.

(d)

Notwithstanding the foregoing, the Shareholders shall have the right at the discretion of Horne, to satisfy, in full or in part, any indemnification obligation set forth in Section 9.1(a) by paying cash or tendering the requisite number of shares of Buyer Common Stock; provided, however, that the per share value of such tendered Buyer Common Stock for the purposes of this Section 9.2(d) shall be the closing price of the Buyer Common Stock on the NASD OTC Bulletin Board, or other public securities market, on the Closing Date.

9.3

Limitation on Liability of Buyer.

(a)

The representations, warranties, agreements, and indemnities of Buyer and Acquisition LLC set forth in this Agreement or in connection with the transactions contemplated hereby shall survive the Closing except as expressly provided in Section 9.3(b).

(b)

Buyer shall have no liability under this Agreement to indemnify under either (A) clause (iv) of Section 9.1(b), or (B) clause (i) of Section 9.1(b) against breaches of the provisions of Sections 4.4 (clauses (ii), (iii), (iv) and (v)), 4.5, and 4.7 through 4.26 (collectively the “Buyer Business Indemnities”), in each case unless Buyer receives notice in writing from the Shareholders of the Shareholders’ claim under said indemnity on or before the one (1) year anniversary of the Closing Date.  Said limitations shall not apply to any breaches of or obligations to comply with any of the other provisions of this Agreement, regardless of whether such breach or obligation also constitutes a breach or obligation under any of the provisions specifically listed in this Section 9.3(b).

(c)

Buyer shall be obligated to indemnify as and to the extent set forth in Section 9.1(b) of this Agreement only if, and in such amount to the extent of, the aggregate of all of its liability under such indemnity obligations exceeds $100,000.  In addition, in no event shall the aggregate liability of Buyer with respect to the Buyer Business Indemnities exceed $2,500,000.

(d)

Notwithstanding the foregoing, Buyer shall have the right to satisfy, in full or in part, any indemnification obligation set forth in Section 9.1(b) by paying cash or tendering the requisite number of shares of Buyer Common Stock; provided, however, that the per share value of such tendered Buyer Common Stock for the purposes of this Section 9.3(d) shall be the closing price of the Buyer Common Stock on the NASD OTC Bulletin Board, or other public securities market, on the Closing Date.

9.4

Indemnification Procedures.  For purposes of this Section 9.4, a Party making a claim for indemnity under Section 9.1 is hereinafter referred to as an “Indemnified Party” and the Party against whom such claim is asserted is hereinafter referred to as the “Indemnifying Party.” All claims by any Indemnified Party under Section 9.1 hereof shall be asserted and resolved in accordance with the following provisions.  If any claim or demand for which an Indemnifying Party would be liable to an Indemnified Party is asserted against or sought to be collected from such Indemnified Party by such third party, said Indemnified Party shall with reasonable promptness notify in writing the Indemnifying Party of such claim or demand stating with reasonable specificity the circumstances of the Indemnified Party’s claim for indemnification; provided, however, that any failure to give such notice will not waive any rights of the Indemnified Party except to the extent the rights of the Indemnifying Party are actually prejudiced or to the extent that any applicable period set forth in Sections 9.2(b) or 9.3(b), as applicable, has expired without such notice being given.  After receipt by the Indemnifying Party of such notice, then upon reasonable notice from the Indemnifying Party to the Indemnified Party, or upon the request of the Indemnified Party, the Indemnifying Party shall defend, manage and conduct any proceedings, negotiations or communications involving any claimant whose claim is the subject of the Indemnified Party’s notice to the Indemnifying Party as set forth above, and shall take all actions necessary, including but not limited to the posting of such bond or other security as may be required by any Governmental Authority, so as to enable the claim to be defended against or resolved without expense or other action by the Indemnified Party.  Upon request of the Indemnifying Party, the Indemnified Party shall, to the extent it may legally do so and to the extent that it is compensated in advance by the Indemnifying Party for any costs and expenses thereby incurred,

(i)

take such action as the Indemnifying Party may reasonably request in connection with such action,

(ii)

allow the Indemnifying Party to dispute such action in the name of the Indemnified Party and to conduct a defense to such action on behalf of the Indemnified Party, and

(iii)

render to the Indemnifying Party all such assistance as the Indemnifying Party may reasonably request in connection with such dispute and defense.

9.5

Confidentiality.

(a)

Prior to the Closing, Buyer shall, and shall cause its Affiliates and its and their employees, agents, accountants, legal counsel and other representatives and advisers to, hold in strict confidence all, and not divulge or disclose any, information of any kind concerning the Company and its business; provided, however, that the foregoing obligation of confidence shall not apply to (i) information that is or becomes generally available to the public other than as a result of a disclosure by Buyer or its Affiliates or any of its or their employees, agents, accountants, legal counsel or other representatives or advisers, (ii) information that is or becomes available to Buyer or its Affiliates or any of its or their employees, agents, accountants, legal counsel or other representatives or advisers on a nonconfidential basis prior to its disclosure by Buyer or its Affiliates or any of its or their employees, agents, accountants, legal counsel or other representatives or advisers and (iii) information that is required to be disclosed by Buyer or its Affiliates or any of its or their employees, agents, accountants, legal counsel or other representatives or advisers as a result of any applicable law, rule or regulation of any Governmental Authority; and provided further that Buyer promptly shall notify the Company of any disclosure pursuant to clause (iii) of this Section 9.5(a); and, provided, further, that the foregoing obligation of confidence shall not apply to the furnishing of information by Buyer in bona fide discussions or negotiations with prospective lenders.

(b)

The Company and the Shareholders shall, and shall cause their respective Affiliates, employees, agents, accountants, legal counsel and other representatives and advisers to, hold in strict confidence all, and not divulge or disclose any, information of any kind concerning the transactions contemplated by this Agreement, the Company, Buyer or their respective businesses; provided, however, that the foregoing obligation of confidence shall not apply to (i) information that is or becomes generally available to the public other than as a result of a disclosure by any of the Company, the Shareholders or any of their respective Affiliates, employees, agents, accountants, legal counsel or other representatives or advisers, (ii) information that is or becomes available to the Company, any of the Shareholders or any of their respective Affiliates, employees, agents, accountants, legal counsel or other representatives or advisers after the Closing on a nonconfidential basis prior to its disclosure by the Company, any of the Shareholders or any of their respective Affiliates, employees, agents, accountants, legal counsel or other representatives or advisers and (iii) information that is required to be disclosed by the Company, any of the Shareholders or any of their respective Affiliates, employees, agents, accountants, legal counsel or other representatives or advisers as a result of any applicable law, rule or regulation of any Governmental Authority; and provided further that the Company shall promptly shall notify Buyer of any disclosure pursuant to clause (iii) of this Section 9.5(b).

9.6

Brokers.  Regardless of whether the Closing shall occur, (i) the Shareholders shall jointly and severally indemnify and hold harmless Buyer from and against any and all liability for any brokers or finders’ fees arising with respect to brokers or finders retained or engaged by the Company or any of the Shareholders in respect of the transactions contemplated by this Agreement, and (ii) Buyer shall indemnify and hold harmless the Company from and against any and all liability for any brokers’ or finders’ fees arising with respect to brokers or finders retained or engaged by Buyer in respect of the transactions contemplated by this Agreement.

9.7

Costs and Expenses.  Each of the Parties shall bear his or its own expenses incurred in connection with the negotiation, preparation, execution and closing of this Agreement and the transactions contemplated hereby, including, without limitation, any legal, accounting or investment banking fees and expenses (the “Transaction Expenses”); provided, however, that: (i) at the Closing, Buyer shall assume and discharge obligations for the Company's Transaction Expenses in an amount not to exceed $100,000 (the “Reimbursement Amount”); and (ii) the Shareholders shall indemnify Buyer and hold Buyer harmless from any and all Transaction Expenses in excess of the Reimbursement Amount and any investment banking fees and expenses incurred by or on behalf of the Company and/or the Shareholders incurred in connection with this Agreement.  Notwithstanding the foregoing, at the Closing, Buyer shall, on behalf of the Company and the Shareholders, satisfy any and all Transaction Expenses in excess of the Reimbursement Amount incurred by or on behalf of the Company and/or the Shareholders incurred in connection with this Agreement and the consummation of the transactions contemplated hereby, payable to The Chart Group, Claris Advisors, LLC, Crowe Chizek and Company LLC and DLA Piper Rudnick Gray Cary US LLP, and any other applicable third party, as set forth in a written instruction to Buyer delivered at the Closing;  provided, however, that the Shareholders shall deliver to Buyer at or prior to the time of delivery of such written instruction, (A) a reasonable and good faith allocation of Transaction Expenses among the Company and the Shareholders and (B) documentation, including engagement letters, evidencing the foregoing; and provided further, that (X) the amount of any payments made by Buyer pursuant to this Section 9.7 (other than payments in satisfaction of the Reimbursement Amount) and (Y) the amount of any payments made by the Shareholders to Buyer in satisfaction of the indemnification provision contained in this Section 9.7, shall, in each and every case, constitute a dollar for dollar reduction of the Merger Consideration paid to the Shareholders.

9.8

Notices.  Any notice, request, instruction, correspondence or other document to be given hereunder by any Party to another (herein collectively called “Notice”) shall be in writing and delivered personally or mailed by registered or certified mail, postage prepaid and return receipt requested, or by facsimile, as follows:

IF TO BUYER:

Spectrum Sciences & Software Holdings Corp.
91 Hill Avenue
Fort Walton Beach, Florida 32548
Attn: William H. Ham, Jr.
Telephone:  (850) 796-0909
Facsimile:  (850) 796-0924

With a copy to:

Christopher D. Johnson, Esq.

Squire, Sanders & Dempsey L.L.P.
40 North Central Ave., Suite 2700
Phoenix, Arizona 85004
Telephone:  (602) 528-4000
Facsimile:  (602) 253-8129

IF TO THE COMPANY AND/OR ANY OF

Horne Engineering Services, Inc.
    THE SHAREHOLDERS:

3130 Fairview Park Drive, Suite 400

Falls Church, Virginia  22042
Attn:  Darryl K. Horne
Telephone:  (703) 641-1100
Facsimile:  (703) 641-0440

With a copy to:

William A. Smith, II, Esq.

DLA Piper Rudnick Gray Cary US LLP
1775 Wiehle Ave., Suite 400
Reston, Virginia 20190-5159
Telephone:  (703) 773-4000
Facsimile:  (703) 773-5000

Each of the above addresses for notice purposes may be changed by providing appropriate notice hereunder.  Notice given by personal delivery or registered mail shall be effective upon actual receipt.  Notice given by facsimile shall be effective upon actual receipt if received during the recipient’s normal business hours, or at the beginning of the recipient’s next normal business day after receipt if not received during the recipient’s normal business hours.  All Notices by facsimile shall be confirmed by the sender thereof promptly after transmission in writing by registered mail or personal delivery.  Anything to the contrary contained herein notwithstanding, notices to any Party shall not be deemed effective with respect to such Party until such Notice would, but for this sentence, be effective both as to such Party and as to all other persons to whom copies are provided above to be given.

9.9

Governing Law.  The provisions of this Agreement and the documents delivered pursuant hereto shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such state.

9.10

Jurisdiction.  Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in any federal court located in the State of Delaware or any Delaware state court, and each of the Parties hereby consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.

9.11

WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING ARISING HEREUNDER.

9.12

Entire Agreement; Amendments and Waivers.  This Agreement, together with all exhibits and schedules attached hereto, constitutes the entire agreement between and among the Parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties, and there are no warranties, representations or other agreements between the Parties in connection with the subject matter hereof except as set forth specifically herein or contemplated hereby.  No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the Party to be bound thereby.  No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

9.13

Binding Effect and Assignment.  This Agreement shall be binding upon and inure to the benefit of the Parties and their respective permitted successors and assigns; but neither this Agreement nor any of the rights, benefits or obligations hereunder shall be assigned, by operation of law or otherwise, by any Party without the prior written consent of the other Party.  Nothing in this Agreement, express or implied, is intended to confer upon any person or entity other than the Parties and their respective permitted successors and assigns, any rights, benefits or obligations hereunder.

9.14

Remedies.  The rights and remedies provided by this Agreement are cumulative, and the use of any one right or remedy by any Party shall not preclude or constitute a waiver of its right to use any or all other remedies.  Such rights and remedies are given in addition to any other rights and remedies a Party may have by law, statute or otherwise.

9.15

Exhibits and Schedules.  The exhibits and Schedules referred to herein are attached hereto and incorporated herein by this reference.  Disclosure of a specific item in any one Schedule shall be deemed restricted only to the Section to which such disclosure specifically relates except where (i) there is an explicit cross-reference to another Schedule, and (ii) Buyer could reasonably be expected to ascertain the scope of the modification to a representation intended by such cross-reference.

9.16

Multiple Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

9.17

References and Construction.

(a)

Whenever required by the context, and is used in this Agreement, the singular number shall include the plural and pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identification the person may require.  References to monetary amounts and specific named statutes are intended to be and shall be construed as references to United States dollars and statutes of the United States of the stated name, respectively, unless the context otherwise requires.

(b)

The provisions of this Agreement shall be construed according to their fair meaning and neither for nor against any Party irrespective of which Party caused such provisions to be drafted.  Each of the Parties acknowledges that it has been represented by an attorney in connection with the preparation and execution of this Agreement.

9.18

Survival.  Any provision of this Agreement which contemplates performance or the existence of obligations after the Closing Date, and any and all representations and warranties set forth in this Agreement, shall not be deemed to be merged into or waived by the execution and delivery of the instruments executed at the Closing, but shall expressly survive Closing and shall be binding upon the Party or Parties obligated thereby in accordance with the terms of this Agreement, subject to any limitations expressly set forth in this Agreement.

9.19

Attorneys’ Fees.  In the event any suit or other legal proceeding is brought for the enforcement of any of the provisions of this Agreement, the Parties agree that the prevailing Party or Parties shall be entitled to recover from the other Party or Parties upon final judgment on the merits reasonable attorneys’ fees (and sales taxes thereon, if any), including attorneys’ fees for any appeal, and costs incurred in bringing such suit or proceeding.

ARTICLE X. -DEFINITIONS

Capitalized terms used in this Agreement are used as defined in this Article X or elsewhere in this Agreement.

10.1

Affiliate.  The term “Affiliate” shall mean, with respect to any Person, any other Person controlling, controlled by or under common control with such Person.  The term “Control” as used in the preceding sentence means, with respect to a corporation, the right to exercise, directly or indirectly, more than 50% of the voting rights attributable to the shares of the controlled corporation and, with respect to any Person other than a corporation, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person.

10.2

Collateral Agreements.  The term “Collateral Agreements” shall mean any or all of the exhibits to this Agreement and any and all other agreements, instruments or documents required or expressly provided under this Agreement to be executed and delivered in connection with the transactions contemplated by this Agreement.

10.3

Contracts.  The term “Contracts,” when described as being those of or applicable to any Person, shall mean any and all contracts, agreements, franchises, understandings, arrangements, leases, licenses, registrations, authorizations, easements, servitudes, rights of way, mortgages, bonds, notes, guaranties, liens, indebtedness, approvals or other instruments or undertakings to which such Person is a party or to which or by which such Person or the property of such Person is subject or bound, excluding any Permits.

10.4

Damages.  The term “Damages” shall mean any and all damages, liabilities, obligations, penalties, fines, judgments, claims, deficiencies, losses, costs, expenses and assessments (including without limitation income and other taxes, interest, penalties and attorneys’ and accountants’ fees and disbursements).

10.5

Financial Statements.  The term “Financial Statements” shall mean any or all of the financial statements, including balance sheets and related statements of income and statements of changes in financial position and the accompanying notes thereto, of the Company’s business or Buyer’s (including its Subsidiaries) business, as the case may be, prepared in accordance with GAAP consistently applied, except as may be otherwise provided herein.

10.6

GAAP.  “GAAP” means U.S.  generally accepted accounting principles.

10.7

Governmental Authorities.  The term “Governmental Authorities” shall mean any nation or country (including, but not limited to, the United States) and any commonwealth, territory or possession thereof and any political subdivision of any of the foregoing, including but not limited to courts, departments, commissions, boards, bureaus, agencies, ministries or other instrumentalities.

10.8

Hazardous Material.  The term “Hazardous Material” shall mean all or any of the following: (a) substances that are defined or listed in, or otherwise classified pursuant to, any applicable laws or regulations as “hazardous substances,” “hazardous materials,” “Hazardous wastes,” “toxic substances” or any other formulation intended to define, list or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, reproductive toxicity or “EP toxicity”; (b) oil, petroleum or petroleum derived substances, natural gas, natural gas liquids or synthetic gas and drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources; (c) any flammable substances or explosives or any radioactive materials; and (d) asbestos in any form or electrical equipment which contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty parts per million.

10.9

Inventory.  The term “Inventory” shall mean all goods, merchandise and other personal property owned and held for sale, and all raw materials, works-in-process, materials and supplies of every nature which contribute to the finished products of the Company or Buyer (including its Subsidiaries), as the case may be,  in the ordinary course of its business, specifically excluding, however, damaged, defective or otherwise unsaleable items.

10.10

Knowledge of Buyer.  The term “Knowledge of Buyer” shall mean the actual knowledge of any of the directors, officers or managerial personnel of Buyer and/or its Subsidiaries, with respect to the matter in question, and such knowledge such directors, officers or managerial personnel of Buyer or such Subsidiary, as the case may be, reasonably should have obtained upon diligent investigation and inquiry into the matter in question.

10.11

Knowledge of the Company.  The term “Knowledge of the Company” shall mean the actual knowledge of Horne or Megless or any of the other directors, officers or managerial personnel of the Company, with respect to the matter in question, and such knowledge as Horne or Megless or any of the other directors, officers or managerial personnel of the Company, reasonably should have obtained upon diligent investigation and inquiry into the matter in question.

10.12

Legal Requirements.  The term “Legal Requirements,” when described as being applicable to any Person, shall mean any and all laws (statutory, judicial or otherwise), ordinances, regulations, judgments, orders, directives, injunctions, writs, decrees or awards of, and any Contracts with, any Governmental Authority, in each case as and to the extent applicable to such Person or such Person’s business, operations or properties.

10.13

Party.  The term “Party” shall mean each of Buyer, the Shareholders and the Company, as applicable.

10.14

Permits.  The term “Permits” shall mean any and all permits, rights, approvals, licenses, authorizations, legal status, orders or Contracts under any Legal Requirement or otherwise granted by any Governmental Authority.

10.15

Person.  The term “Person” shall mean any individual, partnership, joint venture, firm, corporation, association, limited liability company, trust or other enterprise or any governmental or political subdivision or any agency, department or instrumentality thereof.

10.16

Product.  The term “Product” shall mean each product, repair process or service under development, developed, manufactured, licensed, distributed or sold by the Company or Buyer (including its Subsidiaries), as the case may be, and any other products in which such party or Buyer (including its Subsidiaries), as the case may be, has any proprietary rights or beneficial interest.

10.17

Properties.  The term “Properties” shall mean any and all properties and assets (real, personal or mixed, tangible or intangible) owned or Used by the Company or Buyer (including its Subsidiaries), as the case may be.

10.18

Real Property.  The term “Real Property” shall mean the real property Used by the Company or Buyer (including its Subsidiaries), as the case may be, in the conduct of its business.

10.19

Regulations.  The term “Regulations” shall mean any and all regulations promulgated by the Department of the Treasury pursuant to the Internal Revenue Code.

10.20

SEC.  The term “SEC” shall mean the United States Securities and Exchange Commission.

10.21

Subsidiary.  The term “Subsidiary” shall mean any Person of which a majority of the outstanding voting securities or other voting equity interests are owned, directly or indirectly, by the Company.

10.22

Trading Day.  The term “Trading Day” shall mean a day on which the Buyer Common Stock is traded on the NASD OTC Bulletin Board, or other public securities market.

10.23

Used.  The term “Used” shall mean, with respect to the Properties, Contracts or Permits of a Party, those owned, leased, licensed or otherwise held by such Party which were acquired for use or held for use by such Party in connection with such Party’s business and operations, whether or not reflected on such Party’s books of account.

IN WITNESS WHEREOF, the Parties have executed this Agreement and Plan of Merger as of the date first written above.

SPECTRUM SCIENCES & SOFTWARE HOLDINGS CORP.

By:   /s/ William H. Ham, Jr.

Name:

William H. Ham, Jr.

Title:

President and CEO

HORNE ACQUISITION LLC

By Spectrum Sciences & Software Holdings Corp., its sole Member

By:   /s/ William H. Ham, Jr.

Name:

William H. Ham, Jr.

Title:

President and CEO

HORNE ENGINEERING SERVICES, INC.

By:   /s/ Darryl K. Horne

Name:

Darryl K. Horne

Title:

President and CEO

DARRYL K. HORNE
   /s/ Darryl K. Horne

MICHAEL MEGLESS
   /s/ Michael Megless

CHARLENE M. HORNE
   /s/ Charlene M. Horne

Horne Employment Agreement

_________________________________

AGREEMENT AND PLAN OF MERGER

_________________________________

Among

SPECTRUM SCIENCES & SOFTWARE HOLDINGS CORP.,

HORNE ACQUISITION LLC,

HORNE ENGINEERING SERVICES, INC.,

and

DARRYL K. HORNE, CHARLENE M. HORNE AND MICHAEL MEGLESS

April 14, 2005

(a)

3

(b)

Horne Employment Agreement

EXHIBIT A

FORM OF EMPLOYMENT AGREEMENT

THIS AGREEMENT (the “Agreement”) is made and entered into as of _______, 2005, by and between Spectrum Sciences & Software Holdings Corp., a Delaware corporation (the “Company”), and Darryl Horne (the “Executive”).

In consideration of the mutual covenants herein contained and of the mutual benefits herein provided, the Company and the Executive agree as follows:

1.

Term of Employment.  The Company will employ Executive and Executive accepts employment by the Company on the terms and conditions herein contained for a period (the “Employment Period”) provided in Section 4.

2.

Duties and Functions.

(a)

(1)

The Executive shall be employed as the Chief Executive Officer and President (jointly referred to herein as “CEO”) of the Company and shall oversee, direct and manage all of the day-to-day operations of the Company.  The Executive shall report directly to the Company’s Board of Directors (the “Board”).

(2)

The Executive agrees to undertake the duties and responsibilities commensurate with the position of CEO, which may encompass different or additional duties as may, from time to time, be reasonably assigned by the Board, and the duties and responsibilities undertaken by the Executive may be reasonably altered or modified from time to time by the Board, so long as the Executive’s responsibilities as CEO are not materially reduced, and his reporting relationship is not materially altered or modified in an adverse way.

(b)

During the Employment Period, the Executive will devote substantially all of his time and efforts to the business of the Company and will not engage in consulting work or any trade or business for his own account or for or on behalf of any other person, firm or corporation.  Notwithstanding the foregoing, the Executive may engage in charitable activities for reasonable periods of time each month so long as such activities do not materially interfere with the Executive’s responsibilities under this Employment Agreement.

(c)

Concurrent with the execution and delivery of  this Agreement, the Company agrees to secure the Executive’s election to the Board.   The Company agrees to use its best efforts to maintain the Executive’s continued Board membership for the entire Employment Period.  Upon termination of the employment relationship under this Agreement for any reason, the Executive shall be deemed to have resigned his position as an officer of the Company or any subsidiaries thereof, and as a member of the Board, the boards of directors of any subsidiaries thereof and any committees of such boards, effective on the date of termination.

(c)

4

(d)

Horne Employment Agreement

3.

Compensation.

(a)

Base Salary:  As compensation for his services hereunder during the Executive’s employment as CEO, the Company agrees to pay the Executive a base salary at the rate of Three Hundred and Seventy-five Thousand Dollars ($375,000) per annum, payable in accordance with the Company’s normal payroll schedule, or on such other periodic basis as may be mutually agreed.  The Company may withhold from any amounts payable under this Agreement for such federal, state or local taxes as shall be required to be withheld pursuant to any applicable law or regulation.  In no event shall Executive’s salary be reduced below his current salary (or, subsequent to any increases, below his then current salary) during the Employment Period.

Executive’s salary shall be subject to annual review by the Board at or before the meeting of the Company’s board of directors held in connection with the annual general meeting of shareholders, based on corporate policy and contributions made by Executive to the Company.  Any annual salary increase will take effect on the respective anniversary date of this Agreement.

(b)

Bonus:  Executive shall receive a one-time cash bonus equal to six percent (6%) of the Company’s EBITDA for FY2005 in excess of $3,400,000 (the “2005 Bonus”); for purposes of calculating the 2005 Bonus, the Company’s EBITDA for FY2005 shall be based on the Company’s 2005 year-end audited consolidated financial statements prepared in accordance with generally accepted accounting principles (GAAP) applied on a consistent basis (the “2005 Audit”).  The 2005 Bonus shall be paid to Executive not later than ten (10) business days after completion of the 2005 Audit.  Subsequent annual bonuses may be granted by the Board on terms to be agreed between the Board and Executive.

During the term of his employment, as determined by the Board, acting in its discretion, the Executive shall be eligible to participate in any other executive bonus or benefit program that the Company may develop and offer to other executives from time to time.

(c)

Participation in Equity Award Program:  To the extent the Company establishes or may, from time to time, establish at any period in the future, an incentive program that permits, allows, or provides for awards of stock, restricted stock, or options in the Company, or similar incentive equity interests, the Executive shall be eligible to participate in such program as determined by the Board, acting in its discretion, including, without limitation the one million (1,000,000) options to purchase shares of common stock of the Company for $1.65 per share (the “Merger Options”) awarded to Executive in connection with that certain merger transaction between Horne Engineering Services, Inc. and the Company (the “Merger Transaction”), as provided in Section 7.4 of that certain Merger Agreement dated April 14, 2005 by and among the Company, Horne Engineering Services, Inc. and certain other parties including the Executive (the “Merger Agreement”).

(d)

Other Expenses:  In addition to the compensation provided for above, the Company agrees to pay or to reimburse the Executive during his employment for all reasonable, ordinary, and necessary, properly vouchered, client-related business or entertainment expenses incurred in the performance of his services hereunder in accordance with Company policy in

(e)

5

(f)

Horne Employment Agreement

effect from time to time.  The Executive shall submit vouchers and receipts for all expenses for which reimbursement is sought.

(e)

Vacation:  During each calendar year, the Executive shall be entitled to five (5) weeks of paid vacation per year.  To the extent that he is unable to take any part of this vacation during a particular calendar year, it shall be carried over and shall not affect his vacation during any subsequent year; provided, however, that the Executive may not carry forward more than one (1) week of unused vacation days from any year of this Agreement to the next.

(f)

Fringe Benefits:  In addition to his compensation provided by the foregoing, the Executive shall be entitled to the benefits available generally to Company employees pursuant to Company programs, including, by way of illustration, personal leave, paid holidays, sick leave, retirement, disability, dental, vision, group life, health, accident, disability or hospitalization insurance plans, pension plans and retirement plans of the Company which may now or, if not terminated, shall hereafter be in effect, or in any other or additional such programs which may be established by the Company, as and to the extent any such programs are or may from time to time be in effect, as determined by the Company and the terms hereof, provided, however, that, to the extent the Company amends, reduces or completely terminates any of the group life, health, accident, disability or hospitalization insurance plans, pension plans and retirement plans in effect as of the date this Agreement initially becomes effective (the “Initial Benefits”) in a manner that adversely affects these benefits for Executive, the Company agrees that it will replace these Initial Benefits with and/or take any and all steps otherwise necessary to ensure that Executive obtains comparable replacement benefits at the level of, the same cost as, and under terms and conditions no less favorable than those provided under the Initial Benefits.

(g)

Car Allowance.  Executive shall be eligible for a monthly car allowance in an amount consistent with past practice, which Executive may use to cover the costs of a car as he sees fit, including but not limited to lease or loan payments, insurance premiums, and/or maintenance or fuel expenses.

4.

Employment Period; Termination.

(a)

The Executive’s employment under this Agreement shall commence on _________, 2005 and shall continue thereafter unabated until terminated upon the earlier to occur of the following events:  (i) the close of business on the fifth (5th) anniversary of this Agreement (with the initial five (5) year term of this Agreement being referred to herein as the “Initial Term”) or (ii) otherwise as provided below, provided, however, that, on the fifth anniversary of the date of this Agreement, and on every subsequent annual anniversary, and unless either party has given the other party written notice at least sixty (60) days prior to the such anniversary date, the term of this Agreement and the Employment Period shall be renewed for a term ending one (1) year subsequent to such date (each such one-year term shall be referred to herein as a “Renewal Term”), unless sooner terminated as provided herein.  For the purposes of this Agreement, the Initial Term and each Renewal Term shall collectively be referred to as the “Employment Period”.

(g)

6

(h)

Horne Employment Agreement

(b)

(i)  Notwithstanding the provisions of Section 4(a) above, the Executive may terminate the employment relationship at any time for any reason by giving the Company written notice at least thirty (30) days prior to the effective date of termination.  Unless otherwise provided herein, all compensation and benefits paid by the Company to the Executive shall cease upon his last day of employment; provided, however, that if the Company terminates Executive’s employment for any reason other than for Cause (as defined below) or if the Executive terminates his employment for “Good Reason” pursuant to the terms and conditions set forth below, the Company will continue to pay the Executive’s base salary, bonus compensation and any and all fringe/medical benefits as provided for in Section 3(f) (collectively, the “Fringe Benefits”) for a period of twelve (12) months from the effective date of such termination without Cause or for Good Reason, and Executive’s interest in any stock options, restricted stock or other equity interest in the Company for which he is or has become eligible under the terms of any applicable stock option or restricted stock plan or agreement or for which he was scheduled to become eligible at any time during the then applicable Employment Period, including, without limitation, the Merger Options (collectively, the “Options”) shall fully vest on the effective date of Executive’s termination without Cause or for Good Reason and otherwise shall thereafter be exercisable by Executive subject to the terms and conditions contained therein.  In addition, the Company shall pay Executive, within ten (10) calendar days from the effective date of such termination without Cause or for Good Reason any and all accrued but unpaid salary, bonus and reimbursable expenses and payment for any unused vacation days, in each case through the effective date of termination without Cause or for Good Reason.  Subject to the provisions detailed below, upon thirty (30) days’ written notice to the Company of his intent to terminate the Agreement, Executive shall have the right to terminate his employment under this Agreement for “Good Reason.”  For purposes of this Agreement, “Good Reason” is defined as any one of the following: (i) Company’s material breach of any provision of this Agreement; (ii) any material adverse change in Executive’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities, or any other action by the Company made without Executive’s permission (other than a change due to Executive’s Permanent Disability or as an accommodation under the Americans With Disabilities Act) which results in: (A) a diminution in any material respect in Executive’s position, authority, duties, responsibilities or compensation, which diminution continues in time over at least thirty (30) calendar days, such that it constitutes an effective demotion; or (B) a material diversion from Executive’s performance of the functions of Executive’s position (including but not necessarily limited to Executive’s authority to hire, direct, and/or fire employees, Executive’s authority to oversee the general direction and focus of the Company), excluding for this purpose material adverse changes made with Executive’s written consent or due to Executive’s termination For Cause or termination by Executive without Good Reason; (iii) relocation of the Company’s headquarters and/or Executive’s regular work address outside of the Fairfax, Virginia area without Executive’s prior written consent; or (iv) the Company’s failure to comply with the covenant contained in Section 7.8 of the Merger Agreement by the Compliance Date (as defined in the Merger Agreement); provided, however, that none of the foregoing shall constitute Good Reason unless Executive shall have provided the Company with written notice of its alleged actions constituting Good Reason (which notice shall specify in reasonable detail the particulars of such Good Reason) and Company has not cured any such alleged Good Reason or substantially commenced its effort to cure such breach within fourteen (14) calendar days of Company’s

(i)

7

(j)

Horne Employment Agreement

receipt of such written notice; and provided, further, that Executive may not terminate for Good Reason pursuant to clause (iv), above, if failure to comply results primarily from factors beyond the Company’s reasonable control that persist notwithstanding the Company’s compliance with the reasonable best efforts covenant contained in Section 7.8 of the Merger Agreement.

(c)

If the Executive’s employment is terminated for “Cause” (as defined below), the Executive shall be entitled to receive any accrued but unpaid salary, bonus and reimbursable expenses, and payment for any then unused vacation days, through the date of termination.  For purposes of this Agreement, “Cause” shall be defined as follows: (i) Executive’s conviction of, or plea of guilty to, a felony (other than a felony resulting from a traffic violation); (ii)  Executive’s willful refusal to abide by or comply with the lawful directives of the Board; or (iii) Executive’s willful and material dishonesty, fraud, or misconduct with respect to the business or affairs of the Company.  Anything herein to the contrary notwithstanding, prior to terminating Executive’s employment under this Agreement based upon (b) or (c) above, the Company shall give the Executive written notice setting forth the exact nature of any alleged breach or alleged refusal, and the conduct required to cure such breach or refusal.  The Executive shall have fourteen (14) calendar days from the giving of such notice within which to cure, or to commence and continue to pursue the cure.  In any case, “cause” shall not be found to exist absent a majority vote of the non-interested members of the Board of Directors (defined as all of the members of the Board at the relevant time, excluding Executive) at a formal Board meeting called for this purpose, with Executive being provided ten (10) days advance written notice of the meeting of the Board at which such a vote is scheduled to be taken, and Executive and, at his election, counsel for Executive being permitted to address the Board on the issue of any alleged material breach of the Employment Agreement at such meeting.  Notwithstanding termination of Executive’s employment for Cause, all of Executive’s Options shall thereafter remain in effect subject to the terms and conditions contained therein, except for those Options which by their express terms expire upon termination of Executive’s employment.

For purposes of this Section, no act, or failure to act, on Executive’s part shall be considered “willful” unless done or omitted to be done by Executive intentionally and without reasonable belief that Executive’s action or omission was in the best interest of the Company.

(d)

To the extent permissible by applicable law, in the event the Executive becomes permanently disabled during the Employment Period, the Company may terminate this Agreement by giving thirty (30) calendar days notice to the Executive of its intent to terminate, and unless the Executive resumes performance of the duties set forth in Section 2 within ten (10) calendar days of the date of the notice and continues performance for the remainder of the notice period, this Agreement shall terminate at the end of the thirty (30) calendar day notice period.  If the Executive is terminated pursuant to this Section 4(e), he shall be entitled to receive severance pay in an amount equal to three (3) months of then current salary, less all applicable withholding and deductions; Executive shall be entitled to receive all bonuses, stock options and the Fringe Benefits as if Executive’s employment had continued through the three (3) month period following termination; and Executive’s interest in any Options shall fully vest on the effective date of his termination under this Section and shall be exercisable by the Executive for a period of one (1) year after the effective date of his termination under this Section.  This severance pay

(k)

8

(l)

Horne Employment Agreement

shall be payable in accordance with the Company’s normal payroll schedule, or on such other periodic basis as may be mutually agreed upon, from the effective date of his termination, as if Executive’s employment had continued during the three (3) month severance period.  “Permanently disabled” for the purposes of this Agreement means the inability, due to physical or mental ill health, to perform the Executive’s duties for one hundred twenty (120) days during any one employment year, irrespective of whether such days are consecutive.  In the event of any dispute under this Section, the Executive shall submit to a physical examination by a licensed physician mutually satisfactory to the Company and the Executive, the cost of such examination to be paid by the Company, and the determination of such physician shall be determinative.

(e)

This Agreement will terminate immediately upon the Executive’s death and the Company shall not have any further liability or obligation to the Executive, his executors, heirs, assigns or any other person claiming under or through his estate, except that Executive’s estate shall receive any accrued but unpaid salary or bonuses accrued or payable to Executive through the effective date of his termination under this Section, and Executive’s interest in any Options shall fully vest on the effective date of his termination under this Section and shall be exercisable by the Executive’s estate for a period of one (1) year after the effective date of his termination under this Section.  In addition, the Company shall pay an amount equal to three (3) months of salary, less all applicable withholding and deductions, to Executive’s estate in a lump sum payment, within fifteen (15) calendar days after Executive’s death.

(f)

The Company expressly acknowledges and agrees that, in the event Executive is terminated for any reason at any time prior to the second anniversary of the closing of the Merger Transaction, the terms and conditions of the Merger Agreement, including without limitation, the Make Whole provision contained in Section 7.3 of the Merger Agreement, shall survive the termination of such employment relationship, and Executive shall be entitled to all of the rights, benefits and privileges contemplated therein; nothing herein is intended to suggest that any obligations imposed on the Company in the Merger Agreement, other than the employment obligations addressed herein, shall terminate or otherwise be affected in the event of the termination of Executive’s employment under this Agreement.

5.

Non-Compete; Non-Solicitation.  The Executive agrees and acknowledges that, in connection with his employment with the Company, he will be provided with access to and become familiar with confidential and proprietary information and trade secrets belonging to the Company.  Executive further acknowledges and agrees that, given the nature of this information, it is likely that such information would inevitably be used or revealed, either directly or indirectly, in any subsequent employment with a competitor of the Company in any position comparable to the position he holds with the Company under this Agreement.  Under these circumstances, and in consideration of his employment with the Company pursuant to this Agreement, and other good and valuable consideration, the receipt of which is hereby acknowledged, Executive agrees that, while he is in the employ of the Company and (a) for a period of one (1) year after termination of his employment without Cause or for Good Reason, above or (b) for a period of two (2) years after termination of his employment for Cause or without Good Reason, Executive shall not, either on his own behalf or on behalf of any third party, except on behalf of the Company, directly or indirectly:

(m)

9

(n)

Horne Employment Agreement

(i)

Other than through his ownership of stock of the Company, directly or indirectly, own, manage, operate, join, control, finance or participate in the ownership, management, operation, control, or financing of, or be connected as a proprietor, partner, stockholder, officer, director, principal, agent, representative, joint venturer, investor, lender, consultant or otherwise with, or use or permit his name to be used in connection with, any business or enterprise engaged directly or indirectly in competition with the business conducted by the Company at any time during such period, and any other business that the Company engaged in or planned to engage in that Executive is or has been directly involved with at any time during the twelve (12) month period leading up to the end of the Employment Term (the “Business”).  The foregoing restriction shall not be construed to prohibit the ownership by Employee as a passive investment of not more than five percent (5%) of any class of securities of any corporation engaged in any of the foregoing businesses having a class of securities registered pursuant to the Securities Exchange Act of 1934, as amended.

(ii)

Attempt in any manner to solicit from any entity that is a current client or customer of the Company at the time of his termination business of the type performed by the Company, or to persuade any client or customer of the Company to cease to do business or to reduce the amount of business which any such client or customer has customarily done or actively contemplates doing with the Company.

(iii)

Recruit, solicit, induce, or attempt to recruit, solicit, or induce, any employee or employees of the Company or its affiliates to terminate their employment with, or otherwise cease their relationship with, the Company or its affiliates.

(b)

The parties agree that the relevant public policy aspects of covenants not to compete have been discussed, and that every effort has been made to limit the restrictions placed upon the Executive to those that are reasonable and necessary to protect the Company's legitimate interests.

(c)

If any restriction set forth in this Section 5 is found by any arbitrator or court of competent jurisdiction to be unenforceable because it extends for too long a period of time or over too great a range of activities or geographic area, it shall be interpreted or reformed in such jurisdiction to extend over the maximum period of time, range of activities or geographic areas as to which it may be enforceable.  Any such re-interpretation or reformation of this Section 5 mandated by an arbitrator of court in one jurisdiction shall not be deemed to affect the interpretation of the terms of this Section 5 in any other jurisdiction.  Any such modification, re-interpretation, or reformation in any jurisdiction shall not modify, reform, invalidate, or otherwise render unenforceable this Section 5 in any other jurisdiction.

(o)

10

(p)

Horne Employment Agreement

(d)

The restrictions contained in this Section 5 are necessary for the protection of the business and goodwill of the Company and/or its affiliates and are considered by the Executive to be reasonable for such purposes.  The Executive agrees that any material breach of this Section 5 will cause the Company and/or its affiliates substantial and irrevocable damage and, therefore, in the event of any such breach, in addition to such other remedies which may be available, the Company shall have the right to seek specific performance and injunctive relief.  Executive acknowledges that, based upon his education, experience, and training, this non-competition provision will not prevent him from earning a livelihood and supporting himself and his family during the relevant time period.

(e)

The provisions of this Section 5 shall survive termination of this Agreement.

6.

Non-Disparagement.  Following the date of this Agreement and regardless of any dispute that may arise in the future, the Executive and the Company jointly and mutually agree that they will not disparage, criticize or make statements which are negative, detrimental or injurious to the other to any individual, company or client, including within the Company.

7.

Binding Agreement.  This Agreement shall be binding upon and inure to the benefit of the parties hereto, their heirs, personal representatives, successors and assigns.  In the event the Company is acquired, is a non surviving party in a merger, or transfers substantially all of its assets, this Agreement shall not be terminated and the transferee or surviving company shall be bound by the provisions of this Agreement.  The parties understand that the obligations of the Executive are personal and may not be assigned by him.

8.

Entire Agreement.  This Agreement contains the entire understanding of the Executive and the Company with respect to employment of the Executive and supersedes any and all prior understandings, written or oral.  This Agreement may not be amended, waived, discharged or terminated orally, but only by an instrument in writing, specifically identified as an amendment to this Agreement, and signed by all parties.  By entering into this Agreement, the Executive certifies and acknowledges that he has carefully read all of the provisions of this Agreement and that he voluntarily and knowingly enters into said Agreement.

9.

Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be deemed severable from the remainder of this Agreement, and the remaining provisions contained in this Agreement shall be construed to preserve to the maximum permissible extent the intent and purposes of this Agreement.  Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.

Governing Law.  This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

11.

Notices.  Any notice provided for in this Agreement shall be provided in writing.  Notices shall be effective from the date of service, if served personally on the party to whom

(q)

11

(r)

Horne Employment Agreement

notice is to be given, or on the second day after mailing, if mailed by first class mail, postage prepaid.  Notices shall be properly addressed to the parties at their respective addresses or to such other address as either party may later specify by notice to the other.

12.

Dispute Resolution.  The parties agree that any controversy, claim or dispute arising out of or relating to this Agreement, or the breach thereof, except as discussed herein, or arising out of or relating to the employment of the Executive, or the termination thereof, including any statutory or common law claims under federal, state, or local law, such as laws prohibiting discrimination in the workplace, shall be resolved by arbitration in Fairfax County, Virginia in accordance with the Employment Dispute Resolution Rules of the American Arbitration Association.  The parties agree that any award rendered by the arbitrator shall be final and binding, and that judgment upon the award may be entered in any court having jurisdiction thereof.  The Company agrees to pay the arbitration fee and any and all filing fees associated therewith; provided, however, that the prevailing party in any arbitration hereunder shall be entitled to reimbursement for its legal fees and fees paid to the arbitrator by such prevailing party.  In the event of a dispute between the parties regarding Executive’s entitlement to any bonus, severance or other compensation, benefits or entitlements under this Agreement, the Company agrees that, upon commencement of any legal proceeding arising out of such dispute, it will either (i) place an amount equal to the amount in dispute in an interest-bearing escrow account mutually agreeable to the parties, or (ii) shall deliver to the Executive an irrevocable letter of credit containing terms, including those relating to the accrual of interest, mutually agreeable to the parties.  In the event that the Company fails to do so, Executive shall be entitled to seek injunctive relief ordering the Company to deposit the money in escrow during the pendency of the relevant legal proceeding, and the proceeding seeking injunctive relief may be instituted in, and both the Company and Executive consent to jurisdiction within, the Commonwealth of Virginia, without giving effect to the principles of conflicts of law thereof.

13.

Indemnification.

(a)

Corporate Acts.  In his capacity as a director, manager, officer, or employee of the Company or serving or having served any other entity as a director, manager, officer, or Executive at the Company’s request, Executive shall be indemnified and held harmless by the Company to the fullest extent allowed by law, the Company’s charter and by-laws, from and against any and all losses, claims, damages, liabilities, expenses (including legal fees and expenses), judgments, fines, settlements and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, in which Executive may be involved, or threatened to be involved, as a party or otherwise by reason of Executive’s status, which relate to or arise out of the Company, their assets, business or affairs, if in each of the foregoing cases, (i) Executive acted in good faith and in a manner Executive believed to be in, or not opposed to, the best interests of the Company, and, with respect to any criminal proceeding, had no reasonable cause to believe Executive’s conduct was unlawful, and (ii) Executive’s conduct did not constitute gross negligence or willful or wanton misconduct (and the Company shall also advance expenses as incurred to the fullest extent permitted under applicable law, provided Executive provides an undertaking to repay advances if it is ultimately determined that Executive is not entitled to indemnification). The Company shall advance all expenses incurred by Executive in connection with the investigation, defense,

(s)

12

(t)

Horne Employment Agreement

settlement or appeal of any civil or criminal action or proceeding referenced in this Section, including but not necessarily limited to legal counsel, expert witnesses or other litigation-related expenses.  Executive shall be entitled to coverage under the Company’s directors and officers liability insurance policy in effect at any time in the future to no lesser extent than any other officers or directors of the Company.  After Executive is no longer employed by the Company, the Company shall keep in effect the provisions of this Section, which provision shall not be amended except as required by applicable law or except to make changes permitted by law that would enlarge the right of indemnification of Executive.  Notwithstanding anything herein to the contrary, the provisions of this Section shall survive the termination of this Agreement and the termination of the Period of Employment for any reason.

(b)

Personal Guarantees.  The Company shall indemnify and hold harmless the Executive for any liability incurred by him by reason of his execution of any personal guarantee for the Company’s benefit (including but not limited to personal guarantees in connection with office or equipment leases, commercial loans or promissory notes).

14.

Miscellaneous.

(a)

No delay or omission by either party in exercising any right under this Agreement shall operate as a waiver of that or any other right.  A waiver or consent given by one party on any one occasion shall be effective only in that instance and shall not be construed as a bar or waiver of any right on any other occasion.

(b)

The captions of the sections of this Agreement are for convenience of reference only and in no way define, limit or affect the scope or substance of any section of this Agreement.

(c)

Any rights of Executive hereunder shall be in addition to any rights Executive may otherwise have under written benefit plans or agreements of the Company to which he is a party or in which he is a participant, including, but not limited to, any Company sponsored written employee benefit plans, stock option plans, grants and agreements.

(d)

Notwithstanding any provision to the contrary contained herein, any and all matters assigned, retained, reserved and/or otherwise to be addressed by the Board hereunder shall delegated by the Board to its duly constituted Compensation Committee immediately upon the charter and formation thereof as required in Section 7.8 of the Merger Agreement.

Megless Employment Agreement

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered under seal, by its authorized officers or individually, on the date first identified above.

SPECTRUM SCIENCES &

SOFTWARE HOLDINGS CORP.

By:  __________________

Name:

William H. Ham, Jr.

Title:

President and Chief Executive Officer

DARRYL HORNE

_____________

(u)

14

(v)

Megless Employment Agreement

EXHIBIT B

FORM OF EMPLOYMENT AGREEMENT

THIS AGREEMENT (the “Agreement”) is made and entered into as of _________, 2005, by and between Spectrum Sciences & Software Holdings Corp., a Delaware corporation (the “Company”), and Michael Megless (the “Executive”).

In consideration of the mutual covenants herein contained and of the mutual benefits herein provided, the Company and the Executive agree as follows:

1.

Term of Employment.  The Company will employ Executive and Executive accepts employment by the Company on the terms and conditions herein contained for a period (the “Employment Period”) provided in Section 4.

2.

Duties and Functions.

(a)

(1)

The Executive shall be employed as the Chief Financial Officer (the “CFO”) of the Company.  The Executive shall report directly to the Company’s Board of Directors (the “Board”).

(2)

The Executive agrees to undertake the duties and responsibilities commensurate with the position of CFO, which may encompass different or additional duties as may, from time to time, be reasonably assigned by the Board, and the duties and responsibilities undertaken by the Executive may be reasonably altered or modified from time to time by the Board, so long as the Executive’s responsibilities as CFO are not materially reduced, and his reporting relationship is not materially altered or modified in an adverse way.

(b)

During the Employment Period, the Executive will devote substantially all of his time and efforts to the business of the Company and will not engage in consulting work or any trade or business for his own account or for or on behalf of any other person, firm or corporation.  Notwithstanding the foregoing, the Executive may engage in charitable activities for reasonable periods of time each month so long as such activities do not materially interfere with the Executive’s responsibilities under this Employment Agreement.

(c)

Concurrent with the execution and delivery of  this Agreement, the Company agrees to secure the Executive’s election to the Board.  The Company agrees to use its best efforts to maintain the Executive’s continued Board membership for the entire Employment Period.  Upon termination of the employment relationship under this Agreement for any reason, the Executive shall be deemed to have resigned his position as an officer of the Company or any subsidiaries thereof, and as a member of the Board, the boards of directors of any subsidiaries thereof and any committees of such boards, effective on the date of termination.

(w)

15

(x)

Megless Employment Agreement

3.

Compensation.

(a)

Base Salary:  As compensation for his services hereunder, during the Executive’s employment as CFO, the Company agrees to pay the Executive a base salary at the rate of Two Hundred and Sixty Thousand Dollars ($260,000) per annum, payable in accordance with the Company’s normal payroll schedule, or on such other periodic basis as may be mutually agreed.  The Company may withhold from any amounts payable under this Agreement for such federal, state or local taxes as shall be required to be withheld pursuant to any applicable law or regulation.  In no event shall Executive’s salary be reduced below his current salary (or, subsequent to any increases, below his then current salary) during the Employment Period.

Executive’s salary shall be subject to annual review by the Board at or before the meeting of the Company’s board of directors held in connection with the annual general meeting of shareholders, based on corporate policy and contributions made by Executive to the Company.  Any annual salary increase will take effect on the respective anniversary date of this Agreement.

(b)

Bonus:  Executive shall receive a one-time cash bonus equal to four percent (4%) of the Company’s EBITDA for FY2005 in excess of $3,400,000 (the “2005 Bonus”); for purposes of calculating the 2005 Bonus, the Company’s EBITDA for FY2005 shall be based on the Company’s 2005 year-end audited consolidated financial statements prepared in accordance with generally accepted accounting principles (GAAP) applied on a consistent basis (the “2005 Audit”).  The 2005 Bonus shall be paid to Executive not later than ten (10) business days after completion of the 2005 Audit.  Subsequent annual bonuses may be granted by the Board on terms to be agreed between the Board and Executive.

During the term of his employment, as determined by the Board, acting in its discretion, the Executive shall be eligible to participate in any other executive bonus or benefit program that the Company may develop and offer to other executives from time to time.

(c)

Participation in Equity Award Program:  To the extent the Company establishes or may, from time to time, establish at any period in the future, an incentive program that permits, allows, or provides for awards of stock, restricted stock, or options in the Company, or similar incentive equity interests, the Executive shall be eligible to participate in such program as determined by the Board, acting in its discretion.

(d)

Other Expenses:  In addition to the compensation provided for above, the Company agrees to pay or to reimburse the Executive during his employment for all reasonable, ordinary, and necessary, properly vouchered, client-related business or entertainment expenses incurred in the performance of his services hereunder in accordance with Company policy in effect from time to time.  The Executive shall submit vouchers and receipts for all expenses for which reimbursement is sought.

(e)

Vacation:  During each calendar year, the Executive shall be entitled to five (5) weeks of paid vacation per year.  To the extent that he is unable to take any part of this vacation during a particular calendar year, it shall be carried over and shall not affect his vacation during any subsequent year; provided, however, that the Executive may not carry

(y)

16

(z)

Megless Employment Agreement

forward more than one (1) week of unused vacation days from any year of this Agreement to the next.

(f)

Fringe Benefits:  In addition to his compensation provided by the foregoing, the Executive shall be entitled to the benefits available generally to Company employees pursuant to Company programs, including, by way of illustration, personal leave, paid holidays, sick leave, retirement, disability, dental, vision, group life, health, accident, disability or hospitalization insurance plans, pension plans and retirement plans of the Company which may now or, if not terminated, shall hereafter be in effect, or in any other or additional such programs which may be established by the Company, as and to the extent any such programs are or may from time to time be in effect, as determined by the Company and the terms hereof, provided, however, that, to the extent the Company amends, reduces or completely terminates any of the group life, health, accident, disability or hospitalization insurance plans, pension plans and retirement plans in effect as of the date this Agreement initially becomes effective (the “Initial Benefits”) in a manner that adversely affects these benefits for Executive, the Company agrees that it will replace these Initial Benefits with and/or take any and all steps otherwise necessary to ensure that Executive obtains comparable replacement benefits at the level of, the same cost as, and under terms and conditions no less favorable than those provided under the Initial Benefits.

(g)

Car Allowance.  Executive shall be eligible for a monthly car allowance in an amount consistent with past practice, which Executive may use to cover the costs of a car as he sees fit, including but not limited to lease or loan payments, insurance premiums, and/or maintenance or fuel expenses.

4.

Employment Period; Termination.

(a)

The Executive’s employment under this Agreement shall commence on __________, 2005 and shall continue thereafter unabated until terminated upon the earlier to occur of the following events:  (i) the close of business on the third (3rd) anniversary of this Agreement (with the initial three (3) year term of this Agreement being referred to herein as the “Initial Term”) or (ii) otherwise as provided below, provided, however, that, on the third anniversary of the date of this Agreement, and on every subsequent annual anniversary, and unless either party has given the other party written notice at least sixty (60) days prior to the such anniversary date, the term of this Agreement and the Employment Period shall be renewed for a term ending one (1) year subsequent to such date (each such one-year term shall be referred to herein as a “Renewal Term”), unless sooner terminated as provided herein.  For the purposes of this Agreement, the Initial Term and each Renewal Term shall collectively be referred to as the “Employment Period”.

(b)

(i)  Notwithstanding the provisions of Section 4(a) above, the Executive may terminate the employment relationship at any time for any reason by giving the Company written notice at least thirty (30) days prior to the effective date of termination.  Unless otherwise provided herein, all compensation and benefits paid by the Company to the Executive shall cease upon his last day of employment; provided, however, that if the Company terminates Executive’s employment for any reason other than for Cause (as defined below) or if the Executive

(aa)

17

(bb)

Megless Employment Agreement

terminates his employment for “Good Reason” pursuant to the terms and conditions set forth below, the Company will continue to pay the Executive’s base salary, bonus compensation and any and all fringe/medical benefits as provided for in Section 3(f) (collectively, the “Fringe Benefits”) for a period of six (6) months from the effective date of such termination without Cause or for Good Reason, and Executive’s interest in any stock options, restricted stock or other equity interest in the Company for which he is or has become eligible under the terms of any applicable stock option or restricted stock plan or agreement or for which he was scheduled to become eligible at any time during the then applicable Employment Period (collectively, the “Options”) shall fully vest on the effective date of Executive’s termination without Cause or for Good Reason and otherwise shall thereafter be exercisable by Executive subject to the terms and conditions contained therein.  In addition, the Company shall pay Executive, within ten (10) calendar days from the effective date of such termination without Cause or for Good Reason any and all accrued but unpaid salary, bonus and reimbursable expenses and payment for any unused vacation days, in each case through the effective date of termination without Cause or for Good Reason.  Subject to the provisions detailed below, upon thirty (30) days’ written notice to the Company of his intent to terminate the Agreement, Executive shall have the right to terminate his employment under this Agreement for “Good Reason.”  For purposes of this Agreement, “Good Reason” is defined as any one of the following: (i) Company’s material breach of any provision of this Agreement; (ii) any material adverse change in Executive’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities, or any other action by the Company made without Executive’s permission (other than a change due to Executive’s Permanent Disability or as an accommodation under the Americans With Disabilities Act) which results in: (A) a diminution in any material respect in Executive’s position, authority, duties, responsibilities or compensation, which diminution continues in time over at least thirty (30) calendar days, such that it constitutes an effective demotion; or (B) a material diversion from Executive’s performance of the functions of Executive’s position (including but not necessarily limited to Executive’s authority to hire, direct, and/or fire employees, Executive’s authority to oversee the general direction and focus of the Company), excluding for this purpose material adverse changes made with Executive’s written consent or due to Executive’s termination For Cause or termination by Executive without Good Reason; (iii) relocation of the Company’s headquarters and/or Executive’s regular work address outside of the Fairfax, Virginia area without Executive’s prior written consent; or (iv) the Company’s failure to comply with the covenant contained in Section 7.8 of that certain Merger Agreement dated April 14, 2005 by and among the Company, Horne Engineering Services, Inc. and certain other parties including the Executive (the “Merger Agreement”) by the Compliance Date (as defined in the Merger Agreement); provided, however, that none of the foregoing shall constitute Good Reason unless Executive shall have provided the Company with written notice of its alleged actions constituting Good Reason (which notice shall specify in reasonable detail the particulars of such Good Reason) and Company has not cured any such alleged Good Reason or substantially commenced its effort to cure such breach within fourteen (14) calendar days of Company’s receipt of such written notice; and provided, further, that Executive may not terminate for Good Reason pursuant to clause (iv), above, if failure to comply results primarily from factors beyond the Company’s reasonable control that persist notwithstanding the Company’s compliance with the reasonable best efforts covenant contained in Section 7.8 of the Merger Agreement.

(cc)

18

(dd)

Megless Employment Agreement

(c)

If the Executive’s employment is terminated for “Cause” (as defined below), the Executive shall be entitled to receive any accrued but unpaid salary, bonus and reimbursable expenses, and payment for any then unused vacation days, through the date of termination.  For purposes of this Agreement, “Cause” shall be defined as follows: (i) Executive’s conviction of, or plea of guilty to, a felony (other than a felony resulting from a traffic violation); (ii)  Executive’s willful refusal to abide by or comply with the lawful directives of the Board; or (iii) Executive’s willful and material dishonesty, fraud, or misconduct with respect to the business or affairs of the Company.  Anything herein to the contrary notwithstanding, prior to terminating Executive’s employment under this Agreement based upon (b) or (c) above, the Company shall give the Executive written notice setting forth the exact nature of any alleged breach or alleged refusal, and the conduct required to cure such breach or refusal.  The Executive shall have fourteen (14) calendar days from the giving of such notice within which to cure, or to commence and continue to pursue the cure.  In any case, “cause” shall not be found to exist absent a majority vote of the non-interested members of the Board of Directors (defined as all of the members of the Board at the relevant time, excluding Executive) at a formal Board meeting called for this purpose, with Executive being provided ten (10) days advance written notice of the meeting of the Board at which such a vote is scheduled to be taken, and Executive and, at his election, counsel for Executive being permitted to address the Board on the issue of any alleged material breach of the Employment Agreement at such meeting.  Notwithstanding termination of Executive’s employment for Cause, all of Executive’s Options shall thereafter remain in effect subject to the terms and conditions contained therein, except for those Options which by their express terms expire upon termination of Executive’s employment.

For purposes of this Section, no act, or failure to act, on Executive’s part shall be considered “willful” unless done or omitted to be done by Executive intentionally and without reasonable belief that Executive’s action or omission was in the best interest of the Company.

(d)

To the extent permissible by applicable law, in the event the Executive becomes permanently disabled during the Employment Period, the Company may terminate this Agreement by giving thirty (30) calendar days notice to the Executive of its intent to terminate, and unless the Executive resumes performance of the duties set forth in Section 2 within ten (10) calendar days of the date of the notice and continues performance for the remainder of the notice period, this Agreement shall terminate at the end of the thirty (30) calendar day notice period.  If the Executive is terminated pursuant to this Section 4(e), he shall be entitled to receive severance pay in an amount equal to three (3) months of then current salary, less all applicable withholding and deductions; Executive shall be entitled to receive all bonuses, stock options and the Fringe Benefits as if Executive’s employment had continued through the three (3) month period following termination; and Executive’s interest in any Options shall fully vest on the effective date of his termination under this Section and shall be exercisable by the Executive for a period of one (1) year after the effective date of his termination under this Section.  This severance pay shall be payable in accordance with the Company’s normal payroll schedule, or on such other periodic basis as may be mutually agreed upon, from the effective date of his termination, as if Executive’s employment had continued during the three (3) month severance period.  “Permanently disabled” for the purposes of this Agreement means the inability, due to physical or mental ill health, to perform the Executive’s duties for one hundred twenty (120) days during

(ee)

19

(ff)

Megless Employment Agreement

any one employment year, irrespective of whether such days are consecutive.  In the event of any dispute under this Section, the Executive shall submit to a physical examination by a licensed physician mutually satisfactory to the Company and the Executive, the cost of such examination to be paid by the Company, and the determination of such physician shall be determinative.

(e)

This Agreement will terminate immediately upon the Executive’s death and the Company shall not have any further liability or obligation to the Executive, his executors, heirs, assigns or any other person claiming under or through his estate, except that Executive’s estate shall receive any accrued but unpaid salary or bonuses accrued or payable to Executive through the effective date of his termination under this Section, and Executive’s interest in any Options shall fully vest on the effective date of his termination under this Section and shall be exercisable by the Executive’s estate for a period of one (1) year after the effective date of his termination under this Section.  In addition, the Company shall pay an amount equal to three (3) months of salary, less all applicable withholding and deductions, to Executive’s estate in a lump sum payment, within fifteen (15) calendar days after Executive’s death.

(f)

The Company expressly acknowledges and agrees that, in the event Executive is terminated for any reason at any time prior to the second anniversary of the Effective Time (as defined in the Merger Agreement), the terms and conditions of the Merger Agreement, including without limitation, the Make Whole provision contained in Section 7.3 of the Merger Agreement, shall survive the termination of such employment relationship, and Executive shall be entitled to all of the rights, benefits and privileges contemplated therein; nothing herein is intended to suggest that any obligations imposed on the Company in the Merger Agreement, other than the employment obligations addressed herein, shall terminate or otherwise be affected in the event of the termination of Executive’s employment under this Agreement.

5.

[INTENTIONALLY OMITTED]

6.

Non-Disparagement.  Following the date of this Agreement and regardless of any dispute that may arise in the future, the Executive and the Company jointly and mutually agree that they will not disparage, criticize or make statements which are negative, detrimental or injurious to the other to any individual, company or client, including within the Company.

7.

Binding Agreement.  This Agreement shall be binding upon and inure to the benefit of the parties hereto, their heirs, personal representatives, successors and assigns.  In the event the Company is acquired, is a non surviving party in a merger, or transfers substantially all of its assets, this Agreement shall not be terminated and the transferee or surviving company shall be bound by the provisions of this Agreement.  The parties understand that the obligations of the Executive are personal and may not be assigned by him.

8.

Entire Agreement.  This Agreement contains the entire understanding of the Executive and the Company with respect to employment of the Executive and supersedes any and all prior understandings, written or oral.  This Agreement may not be amended, waived, discharged or terminated orally, but only by an instrument in writing, specifically identified as an amendment to this Agreement, and signed by all parties.  By entering into this Agreement, the

(gg)

20

(hh)

Megless Employment Agreement

Executive certifies and acknowledges that he has carefully read all of the provisions of this Agreement and that he voluntarily and knowingly enters into said Agreement.

9.

Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be deemed severable from the remainder of this Agreement, and the remaining provisions contained in this Agreement shall be construed to preserve to the maximum permissible extent the intent and purposes of this Agreement.  Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.

Governing Law.  This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

11.

Notices.  Any notice provided for in this Agreement shall be provided in writing.  Notices shall be effective from the date of service, if served personally on the party to whom notice is to be given, or on the second day after mailing, if mailed by first class mail, postage prepaid.  Notices shall be properly addressed to the parties at their respective addresses or to such other address as either party may later specify by notice to the other.

12.

Dispute Resolution.  The parties agree that any controversy, claim or dispute arising out of or relating to this Agreement, or the breach thereof, except as discussed herein, or arising out of or relating to the employment of the Executive, or the termination thereof, including any statutory or common law claims under federal, state, or local law, such as laws prohibiting discrimination in the workplace, shall be resolved by arbitration in Fairfax County, Virginia in accordance with the Employment Dispute Resolution Rules of the American Arbitration Association.  The parties agree that any award rendered by the arbitrator shall be final and binding, and that judgment upon the award may be entered in any court having jurisdiction thereof.  The Company agrees to pay the arbitration fee and any and all filing fees associated therewith; provided, however, that the prevailing party in any arbitration hereunder shall be entitled to reimbursement for its legal fees and fees paid to the arbitrator by such prevailing party.  In the event of a dispute between the parties regarding Executive’s entitlement to any bonus, severance or other compensation, benefits or entitlements under this Agreement, the Company agrees that, upon commencement of any legal proceeding arising out of such dispute, it will either (i) place an amount equal to the amount in dispute in an interest-bearing escrow account mutually agreeable to the parties, or (ii) shall deliver to the Executive an irrevocable letter of credit containing terms, including those relating to the accrual of interest, mutually agreeable to the parties.  In the event that the Company fails to do so, Executive shall be entitled to seek injunctive relief ordering the Company to deposit the money in escrow during the pendency of the relevant legal proceeding, and the proceeding seeking injunctive relief may be instituted in, and both the Company and Executive consent to jurisdiction within, the Commonwealth of Virginia, without giving effect to the principles of conflicts of law thereof.

(ii)

21

(jj)

Megless Employment Agreement

13.

Indemnification.

(a)

Corporate Acts.  In his capacity as a director, manager, officer, or employee of the Company or serving or having served any other entity as a director, manager, officer, or Executive at the Company’s request, Executive shall be indemnified and held harmless by the Company to the fullest extent allowed by law, the Company’s charter and by-laws, from and against any and all losses, claims, damages, liabilities, expenses (including legal fees and expenses), judgments, fines, settlements and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, in which Executive may be involved, or threatened to be involved, as a party or otherwise by reason of Executive’s status, which relate to or arise out of the Company, their assets, business or affairs, if in each of the foregoing cases, (i) Executive acted in good faith and in a manner Executive believed to be in, or not opposed to, the best interests of the Company, and, with respect to any criminal proceeding, had no reasonable cause to believe Executive’s conduct was unlawful, and (ii) Executive’s conduct did not constitute gross negligence or willful or wanton misconduct (and the Company shall also advance expenses as incurred to the fullest extent permitted under applicable law, provided Executive provides an undertaking to repay advances if it is ultimately determined that Executive is not entitled to indemnification). The Company shall advance all expenses incurred by Executive in connection with the investigation, defense, settlement or appeal of any civil or criminal action or proceeding referenced in this Section, including but not necessarily limited to legal counsel, expert witnesses or other litigation-related expenses.  Executive shall be entitled to coverage under the Company’s directors and officers liability insurance policy in effect at any time in the future to no lesser extent than any other officers or directors of the Company.  After Executive is no longer employed by the Company, the Company shall keep in effect the provisions of this Section, which provision shall not be amended except as required by applicable law or except to make changes permitted by law that would enlarge the right of indemnification of Executive.  Notwithstanding anything herein to the contrary, the provisions of this Section shall survive the termination of this Agreement and the termination of the Period of Employment for any reason.

(b)

Personal Guarantees.  The Company shall indemnify and hold harmless the Executive for any liability incurred by him by reason of his execution of any personal guarantee for the Company’s benefit (including but not limited to personal guarantees in connection with office or equipment leases, commercial loans or promissory notes).

14.

Miscellaneous.

(a)

No delay or omission by either party in exercising any right under this Agreement shall operate as a waiver of that or any other right.  A waiver or consent given by one party on any one occasion shall be effective only in that instance and shall not be construed as a bar or waiver of any right on any other occasion.

(b)

The captions of the sections of this Agreement are for convenience of reference only and in no way define, limit or affect the scope or substance of any section of this Agreement.

(kk)

22

(ll)

Megless Employment Agreement

(c)

Any rights of Executive hereunder shall be in addition to any rights Executive may otherwise have under written benefit plans or agreements of the Company to which he is a party or in which he is a participant, including, but not limited to, any Company sponsored written employee benefit plans, stock option plans, grants and agreements.

(d)

Notwithstanding any provision to the contrary contained herein, any and all matters assigned, retained, reserved and/or otherwise to be addressed by the Board hereunder shall delegated by the Board to its duly constituted Compensation Committee immediately upon the charter and formation thereof as required in Section 7.8 of the Merger Agreement.

Phoenix/321615.1

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered under seal, by its authorized officers or individually, on the date first identified above.

SPECTRUM SCIENCES &

SOFTWARE HOLDINGS CORP.

By:  _______________________

Name:

William H. Ham, Jr.

Title:

President and Chief Executive Officer

MICHAEL MEGLESS

____________________

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24

EXHIBIT C

FORM OF REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) dated as of _______, 2005, is entered into by and among SPECTRUM SCIENCES & SOFTWARE HOLDINGS CORP., a Delaware corporation (the “Company”); and DARRYL K. HORNE, CHARLENE H. HORNE and MICHAEL MEGLESS (severally and not jointly, each, a “Shareholder” and, collectively, the “Shareholders”).

RECITALS

WHEREAS, the Company has entered into an Agreement and Plan of Merger, dated April __, 2005, by and among the Company, Horne Acquisition LLC, a Virginia limited liability company and wholly owned subsidiary of the Company, Horne Engineering Services, Inc., a Virginia corporation, and the Shareholders (the “Merger Agreement”), pursuant to which the Shareholders will receive an aggregate of 6,100,000 shares (the “Merger Shares”) of the Company’s Common Stock (as defined below) on the Closing Date (as defined in the Merger Agreement);

WHEREAS, pursuant to the terms of the Merger Agreement, the Company has agreed to provide the Shareholders with certain registration rights with respect to the Merger Shares; and

WHEREAS, this Agreement is being entered into as a condition precedent to the closing of the Merger (as defined in the Merger Agreement).

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

AGREEMENT

1.

Definitions.

(a)

As used in this Agreement, the following defined terms shall have the following meanings:

“Affiliate” of any specified person means any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with such specified person.  For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Business Day” means any day other than Saturday, Sunday or any other day which is a legal holiday under the laws of the state of New York or a day on which national banking associations in New York are required by law or other governmental action to close.

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“Commission” means the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

“Common Stock” means the common stock, par value $.0001 per share, of the Company.

“Delay Conditions” means (i) the Company is in possession of material non-public information the disclosure of which would have a material adverse effect on the business, operations, prospects, condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole or (ii) the Board of Directors of the Company determines in good faith that a delay in the effectiveness of the Registration Statement, or the Registration Statement ceasing to be effective or a Prospectus thereunder ceasing to be usable, as the case may be, is appropriate due to the occurrence or existence of any material pending corporate development with respect to the Company.  The Delay Conditions shall be deemed to no longer exist if (x) in the case of clause (i) above, the Company is no longer in possession of such material non-public information or the Board of Directors of the Company determines in good faith that the disclosure of such material information would not be prejudicial to or contrary to the interest of the Company and (y) in the case of clause (ii) above, the Board of Directors of the Company determines in good faith that such delay or cessation is no longer appropriate.

“Effectiveness Period” has the meaning assigned thereto in Section 2(c)(i) hereof.

“Effective Time” means the date on which the Commission declares the Registration Statement effective or on which the Registration Statement otherwise becomes effective.

“Electing Holder” has the meaning assigned thereto in Section 3(a)(ii) hereof.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Indemnified Person” has the meaning assigned thereto in Section 5(a) hereof.

“Managing Underwriters” means the investment banker or investment bankers and manager or managers that shall administer an underwritten offering, if any, conducted pursuant to Section 6 hereof.

“Maximum Delay Period” means 30 consecutive days in any calendar year (or 60 days in the aggregate in any calendar year).

“Merger Shares” shall have the meaning set forth in the preamble hereto.

“Notice and Questionnaire” means a Notice of Registration Statement and Selling Securityholder Questionnaire, substantially in the form attached hereto as Exhibit A.

“Other Holders” has the meaning assigned thereto in Section 6(a) hereof.

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“Person” means an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

“Plan of Distribution” has the meaning assigned thereto in Section 2(a) hereof.

“Prospectus” means the prospectus (including, without limitation, any preliminary prospectus, any final prospectus and any prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A under the Securities Act) included in the Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company under the Exchange Act and incorporated by reference therein.

“Registration Statement” means a registration statement of the Company filed under the Securities Act covering the Registrable Securities, including the Prospectus contained therein, any amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement, including, without limitation, a “shelf” registration statement providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities pursuant to Rule 415 under the Securities Act and/or any similar rule that may be adopted by the Commission, filed by the Company pursuant to the provisions of Section 2 of this Agreement.

“Registrable Security(ies)” means any shares of Common Stock held by the Shareholders, including, without limitation, the Merger Shares, the Make Whole Shares (as defined in the Merger Agreement) and any other shares of Common Stock held by the Shareholders that may be issued or distributed to them by way of conversion, dividend, stock split or other distribution, merger, consolidation, exchange, recapitalization or reclassification or similar transaction; provided, however, that a security ceases to be a Registrable Security when it is no longer a Restricted Security.

“Restricted Security” means any security except any such security that (i) has been registered pursuant to an effective Registration Statement under the Securities Act and sold in a manner contemplated by the Registration Statement, (ii) has been sold in compliance with Rule 144 under the Securities Act (or any successor provision thereto) or is transferable pursuant to paragraph (k) of such Rule 144 (or any successor provision thereto) or (iii) has otherwise been sold and a new security not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of the Company.

“Rules and Regulations” means the published rules and regulations of the Commission promulgated under the Securities Act or the Exchange Act, as in effect at any relevant time.

“Securities Act” means the United States Securities Act of 1933, as amended.

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“Underwriter” means any underwriter of Registrable Securities in connection with an offering thereof under a Registration Statement.

2.

Mandatory Registration.

(a)

At any time from and after the earliest of (i) one hundred eighty (180) days after the Closing Date (as defined in the Merger Agreement); (ii) the first date upon which the Company is eligible to register securities for reoffer and resale using a Registration Statement on Form S-3; and (iii) the date upon which the Horne Employment Agreement (as defined in the Merger Agreement) is terminated by the Company without “Cause” or by Darryl K. Horne for “Good Reason” (as those terms are defined in the Horne Employment Agreement), and for so long as the Shareholders or their respective transferees own beneficially or of record any Registrable Securities, the Company shall, upon the written request (hereinafter a “notice”) of a holder or holders of a majority of the then outstanding Registrable Securities, and subject to the covenants, terms and conditions of Section 2(b) below, prepare and file a Registration Statement on Form S-1 or Form S-3, as the case may be, under the Securities Act, pursuant to Rule 415 under the Securities Act, covering the resale from time to time, of all of the shares of Registrable Securities held by such requesting holder or holders and the Company shall use its reasonable best efforts to have the Registration Statement declared effective as soon as practicable thereafter; provided, further, that in the event that additional Registrable Securities are issued after the Closing Date (as defined in the Merger Agreement), the Company shall, upon the written request of a holder of Registrable Securities, subject to the covenants, terms and conditions of Section 2(b) below, prepare and file with the Commission such additional Registration Statements as may be necessary to cover the resale from time to time of any such additional Registrable Securities; provided, further, that the Company may, by notice to the requesting holder or holders, as the case may be, delay such requested registrations for the Maximum Delay Period if and for so long as the Delay Conditions exist.  The Registration Statement shall contain the “Plan of Distribution” in substantially the form attached hereto as Exhibit B.

The Company shall not be obligated pursuant to this Section 2 to effectuate more than one (1) registration for the benefit of the holders of Registrable Securities, except as provided for in this Section 2(a) with respect to additional Registrable Securities issued after the Closing Date (as defined in the Merger Agreement).  In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall register the resale of the Registrable Securities on another such other available form of Registration Statement reasonably acceptable to the requesting holder or holders.  Notwithstanding anything to the contrary contained herein, no request may be made under this Section 1.2:

(i)

within one hundred eighty (180) days after the effective date of a Registration Statement filed by the Company covering a primary underwritten public offering of securities of the Company under the Securities Act with an aggregate offering price (before underwriting commissions and expenses) of at least Ten Million Dollars ($10,000,000); provided that such offering was made in accordance with Section 6(a) below, or

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(ii)

during the period starting with the date sixty (60) days prior to the Company’s estimated date of filing of, and ending on the date one hundred (180) days immediately following the effective date of any Registration Statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable best efforts to cause such Registration Statement to become effective and that the Company’s estimate of the date of filing such Registration Statement is made in good faith.

(b)

Immediately following receipt of any notice pursuant to Section 2(a), the Company shall promptly notify all holders of Registrable Securities from whom such notice has not been received and, as soon thereafter as practicable, shall file a Registration Statement with the Commission and use all reasonable best efforts to have such Registration Statement declared effective under the Securities Act as soon as practicable, so as to permit the public sale in accordance with the method of disposition specified in such notice from requesting holders (such method of disposition shall be as requested by such holder or holders of a majority of Registrable Securities included in such notices received by the Company) of the number of shares of Registrable Securities specified in such notice (and in all notices received by the Company from other holders within twenty (20) days after the giving of such notice by the Company).  If such method of disposition shall be an underwritten public offering, subject to the covenants, terms and conditions of Section 6 below, the Company shall designate the managing underwriter of such offering, following consultation and subject to the approval of the holders of Registrable Securities from whom notice has been received, which approval shall not be unreasonably withheld or delayed.  All holders of Registrable Securities providing notice to the Company pursuant to the foregoing, must participate in such underwriting.  The Company’s registration obligation hereunder shall be deemed satisfied only when a Registration Statement(s) covering all shares of Registrable Securities specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the requesting holders, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such shares shall have been sold pursuant thereto.

(c)

The Company shall use all reasonable best efforts:

(i)

to keep the Registration Statement continuously effective in order to permit the Prospectus to be usable by holders for resales of Registrable Securities until the earlier of (A) the sale under the Registration Statement of all the Registrable Securities registered thereunder and (B) all of the securities ceasing to be Restricted Securities (such period being referred to herein as the “Effectiveness Period”); and

(ii)

after the Effective Time and during the Effectiveness Period, promptly upon the request of any holder of Registrable Securities that is not then an Electing Holder, to take any action reasonably necessary to enable such holder to use the Prospectus for resales of Registrable Securities, including without limitation any action necessary to identify such holder as a selling securityholder in the Registration Statement; provided, however, that nothing in this subparagraph shall relieve such holder of the obligation to return a completed

Phoenix/321615.1

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and signed Notice and Questionnaire to the Company in accordance with Section 3(a) hereof.

3.

Registration Procedures.  In connection with the Registration Statement, the following provisions shall apply:

(a)

No holder shall be entitled to be named as a selling securityholder in the Registration Statement as of the Effective Time, and no such holder shall be entitled to use the Prospectus for resales of Registrable Securities at any time unless such holder has returned a completed and signed Notice and Questionnaire to the Company by the deadline for response set forth therein; provided, however, such holders shall have at least five (5) Business Days from the date on which the Notice and Questionnaire is first mailed to such holders to return a completed and signed Notice and Questionnaire to the Company.

(i)

After the Effective Time, the Company shall, upon the request of any holder of Registrable Securities that is not then an Electing Holder, promptly send a Notice and Questionnaire to such holder.  The Company shall not be required to take any action to name such holder as a selling securityholder in the Registration Statement or to enable such holder to use the Prospectus for resales of Registrable Securities until such holder has returned a completed and signed Notice and Questionnaire to the Company.

(ii)

The term “Electing Holder” shall mean any holder of Registrable Securities that has returned a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(a) hereof.

(b)

The Company shall furnish to each Electing Holder, counsel to the Electing Holders selected in accordance with Section 4(b) hereof, and the Managing Underwriters, if any, no fewer than five (5) Business Days prior to the initial filing of the Registration Statement, a copy of such Registration Statement, and shall furnish to such holders, counsel to such holders, and the Managing Underwriters, if any, no fewer than two (2) Business Days prior to the filing of any amendment or supplement to the Prospectus, a copy of such amendment or supplement and shall use all reasonable best efforts to reflect in each such document when so filed with the Commission such comments as such holders and their such counsel reasonably may propose; provided, however, that the Company shall make the final decision as to the form and content of each such document.  If any such Registration Statement refers to any Electing Holder by name or otherwise as the holder of any securities of the Company and such reference is not required by the Securities Act or any similar federal statute, then such Electing Holder shall have the right to require the deletion of the reference to such Electing Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

(c)

From the date hereof until the end of the Effectiveness Period, the Company shall (subject to paragraph (j) below) promptly take such action as may be necessary so that (i) each of the Registration Statement and any amendment thereto and the Prospectus and any amendment or supplement thereto (and each report or other document incorporated by reference therein in each case) complies in all material respects with the Securities Act and the

Phoenix/321615.1

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Exchange Act and the respective rules and regulations thereunder, (ii) each of the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (iii) each of the Prospectus and any amendment or supplement to the Prospectus does not at any time during the Effectiveness Period include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)

The Company shall promptly advise each Electing Holder, and shall confirm such advice in writing if so requested by any such holder (which notice pursuant to clauses (ii) through (iv) hereof shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made):

(i)

when the Registration Statement and any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

(ii)

of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose;

(iii)

of the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included in the Registration Statement for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

(iv)

if changes in the Registration Statement or the Prospectus are required in order that the Registration Statement and Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading.

(e)

The Company shall use its reasonable best efforts to prevent the issuance, and if issued to obtain the withdrawal, of any order suspending the effectiveness of the Registration Statement at the earliest possible time.

(f)

The Company shall furnish to each requesting Electing Holder, without charge, at least one (1) copy of the Registration Statement and all post-effective amendments thereto, including financial statements and schedules, and, if such holder so requests in writing, all reports, other documents and exhibits that are filed with or incorporated by reference in the Registration Statement.

(g)

The Company shall, during the Effectiveness Period, deliver to each Electing Holder, without charge, as many copies of the Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as such Electing Holder may reasonably request; and the Company consents (except during the continuance of any event

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described in Section 3(d)(iv) above) to the use of the Prospectus and any amendment or supplement thereto by each of the Electing Holders in connection with the offering and sale of the Registrable Securities covered by the Prospectus and any amendment or supplement thereto during the Effectiveness Period.

(h)

Prior to any offering of Registrable Securities pursuant to the Registration Statement, the Company shall (i) register or qualify or cooperate with the Electing Holders and a single counsel for the Electing Holders in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or “blue sky” laws of such jurisdictions within the United States as any Electing Holder may reasonably request, (ii) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers and sales in such jurisdictions for so long as may be necessary to enable any Electing Holder or underwriter, if any, to complete its distribution of Registrable Securities pursuant to the Registration Statement, and (iii) take any and all other actions necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities; provided, however, that in no event shall the Company be obligated to (A) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this Section 3(h) or (B) file any general consent to service of process in any jurisdiction where it is not as of the date hereof so subject.

(i)

The Company shall cooperate with the Electing Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to the Registration Statement, which certificates shall not bear any restrictive legends and shall meet the requirements of any securities exchange on which the Company’s Common Stock is then listed and which certificates shall be in such permitted denominations and registered in such names as Electing Holders may request in connection with the sale of Registrable Securities pursuant to the Registration Statement.

(j)

Upon the occurrence of any fact or event contemplated by paragraph 3(d)(iv) above, the Company shall (subject to the next sentence) promptly prepare a post-effective amendment or supplement to the Registration Statement or the Prospectus, or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.  If the Company notifies the Electing Holders in accordance with clauses (ii) through (iv) of paragraph 3(d) above to suspend the use of the Prospectus until the requisite changes to the Prospectus have been made, then each Electing Holder shall suspend the use of the Prospectus until (i) such Electing Holder has received copies of the supplemented or amended Prospectus contemplated by the preceding sentence or (ii) such Electing Holder is advised in writing by the Company that the use of the Prospectus may be resumed and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus.  Notwithstanding the foregoing, but subject to Section 6 hereof, the Company may suspend the use of the Prospectus and shall not be required to amend or supplement the Registration Statement, any related Prospectus or any document incorporated by reference, for a period not to exceed the Maximum Delay Period if and so long as the Delay Conditions exist.

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(k)

The Company shall use all reasonable best efforts to comply with all applicable Rules and Regulations, and to make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after (i) the effective date (as defined in Rule 158(c) under the Securities Act) of the Registration Statement, (ii) the effective date of each post-effective amendment to the Registration Statement, and (iii) the date of each filing by the Company with the Commission of an Annual Report on Form 10-K that is incorporated by reference in the Registration Statement, an earnings statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act and the Rules and Regulations of the Commission thereunder (including, at the option of the Company, Rule 158).

(l)

In the event of an underwritten offering conducted pursuant to Section 6 hereof, the Company shall (subject to paragraph 3(j) above), if requested, promptly include or incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the Managing Underwriters reasonably agree should be included therein and to which the Company does not object and shall (subject to paragraph 3(j) above) make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment.

(m)

The Company shall enter into such customary agreements (including an underwriting agreement in customary form in the event of an underwritten offering conducted pursuant to Section 6 hereof) and take all other appropriate action in order to expedite and facilitate the registration and disposition of the Registrable Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures substantially identical to those set forth in Section 5 hereof.

(n)

The Company shall:

(i)

(A) make reasonably available for inspection by requesting Electing Holders, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney selected in accordance with Section 4(b) hereof, one accountant and any other agent retained by such holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries and (B) cause the Company’s officers, directors and employees to supply all information reasonably requested by such holders or any such underwriter, attorney, accountant or agent in connection with the Registration Statement, in each case, as is customary for similar due diligence examinations; provided, however, that all records, information and documents that are designated in writing by the Company, in good faith, as confidential shall be kept confidential by such holders and any such underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such records, information or documents become available to the public generally or through a third party without an accompanying obligation of confidentiality; and provided, further that, if the foregoing inspection and information gathering would otherwise disrupt the Company’s conduct of its business, such inspection and

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information gathering shall, to the greatest extent possible, be coordinated on behalf of the requesting Electing Holders and the other parties entitled thereto by one counsel designated by and on behalf of Electing Holders and other parties;

(ii)

in connection with any underwritten offering conducted pursuant to Section 6 hereof, make such representations and warranties to the Electing Holders participating in such underwritten offering and to the Managing Underwriters, in form, substance and scope as are customarily made by the Company to underwriters in primary underwritten offerings of equity securities;

(iii)

in connection with any underwritten offering conducted pursuant to Section 6 hereof, obtain opinions of counsel to the Company (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters) addressed to each requesting Electing Holder, covering such matters as are customarily covered in opinions requested in primary underwritten offerings of equity securities (it being agreed that the matters to be covered shall include, without limitation, as of the date of the opinion and as of the Effective Time or the date of the most recent post-effective amendment thereto, as the case may be, comment of such counsel as to the absence, to such counsel’s knowledge, from the Registration Statement and the Prospectus, including the documents incorporated by reference therein, of an untrue statement of a material fact or the omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading);

(iv)

in connection with any underwritten offering conducted pursuant to Section 6 hereof, obtain “comfort” letters and updates thereof from the independent public accountants of the Company (and, if necessary, from the independent public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each requesting Electing Holder (if such Electing Holder has provided such letter, representations or documentation, if any, required for such cold comfort letter to be so addressed) and the underwriters, in customary form and covering matters of the type customarily covered in “comfort” letters in connection with primary underwritten offerings;

(v)

in connection with any underwritten offering conducted pursuant to Section 6 hereof, deliver such documents and certificates as may be reasonably requested by any Electing Holders and the Managing Underwriters, if any, including without limitation certificates to evidence compliance with Section 3(j) hereof and with any conditions contained in the underwriting agreement or other agreements entered into by the Company in connection therewith.

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(o)

The Company shall use all reasonable best efforts to take all other steps necessary to effect the registration of the Registrable Securities covered by the Registration Statement contemplated hereby.

4.

Registration Expenses.  a) All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by it whether or not any Registration Statement is filed or becomes effective and whether or not any securities are issued or sold pursuant to any Registration Statement.  The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including without limitation fees and expenses (A) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (B) in compliance with securities or Blue Sky laws (including without limitation and in addition to that provided for in (b) below, reasonable fees and disbursements of counsel for the underwriters or counsel for the holders of Registrable Securities in connection with Blue Sky qualifications of the Registrable Securities )), (ii) printing expenses (including without limitation expenses of printing certificates for Registrable Securities and of printing Prospectuses if the printing of Prospectuses is requested by the Managing Underwriters, if any), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company and one counsel for the holders of Registrable Securities, in accordance with the provisions of Section 4(b) hereof, (v) fees and disbursements of all independent certified public accountants referred to in Section 3(n)(iv) hereof (including without limitation the expenses of any special audit and “comfort” letters required by or incident to such performance), (vi) Securities Act liability insurance, if the Company desires such insurance, and (vii) fees and expenses of all other persons retained by the Company.  In addition, the Company shall pay its internal expenses (including without limitation all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, and the fees and expenses incurred in connection with the listing of the securities on a securities exchange.  Notwithstanding the foregoing or anything in this Agreement to the contrary, each holder of the Registrable Securities being registered shall pay all underwriting discounts and commissions with respect to any Registrable Securities sold by it and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly), other than counsel referred to in clause (iv) above.

(b)

In connection with any registration hereunder, the Company shall reimburse the holders of the Registrable Securities being registered in such registration for the reasonable fees and disbursements of not more than one counsel chosen by the holders of a majority of the Registrable Securities for whose benefit the applicable Registration Statement is being prepared.

5.

Indemnification and Contribution.

(a)

Indemnification by the Company.

(i)

The Company shall indemnify and hold harmless each Electing Holder and each underwriter, selling agent or other securities professional, if any, which facilitates the disposition of Registrable Securities, and each of their respective officers and directors and each person who controls such Electing Holder, underwriter, selling agent or other securities professional within

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the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being sometimes referred to as an “Indemnified Person”) against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any Prospectus contained therein or furnished by the Company to any Indemnified Person, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and

(ii)

the Company hereby agrees to reimburse such Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or Prospectus, or amendment or supplement thereto, in reliance upon and in conformity with written information relating to such Indemnified Person furnished to the Company by or on behalf of such Indemnified Person expressly for use therein; provided, further, however, that the foregoing indemnity agreement with respect to any Prospectus shall not inure to the benefit of any Indemnified Person who failed to deliver a final Prospectus or an amendment or supplement thereto (provided by the Company to the several Indemnified Persons in the requisite quantity and on a timely basis to permit proper delivery on or prior to the relevant transaction date) to the person asserting any losses, claims, damages and liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, if such material misstatement or omission or alleged material misstatement or omission was cured in the final Prospectus or an amendment or supplement thereto.

(b)

Indemnification by the Holders and any Agents and Underwriters.  Each Electing Holder agrees, as a consequence of the inclusion of any of such holder’s Registrable Securities in any Registration Statement, and each underwriter, selling agent or other securities professional, if any, which facilitates the disposition of Registrable Securities shall agree, as a consequence of facilitating such disposition of Registrable Securities, severally and not jointly, to (i) indemnify and hold harmless the Company, its directors, officers who sign such Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or

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actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Registration Statement or Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information relating to such holder, underwriter, selling agent or other securities professional furnished to the Company by or on behalf of such holder, underwriter, selling agent or other securities professional expressly for use therein and (ii) reimburse the Company and its directors and officers who sign such Registration Statement for any legal or other expenses reasonably incurred by the Company and such directors and officers in connection with investigating or defending any such action or claim as such expenses are incurred.

(c)

Notices of Claims, Etc.  Promptly after receipt by an indemnified party under subsection (a) or (b) of this Section 5 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 5, notify such indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 5.  In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party under this Section 5 for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.  No indemnifying party shall, without the written consent of the indemnified party, which consent will not be unreasonably withheld, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d)

Contribution.  If the indemnification provided for in this Section 5 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) of this Section 5 in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect

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thereof), as well as any other relevant equitable considerations.  The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information about such indemnifying party or indemnified party supplied by such indemnifying party or by such indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation (even if the Electing Holders or any underwriters, selling agents or other securities professionals or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 5(d).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The obligations of the Electing Holders and any underwriters, selling agents or other securities professionals in this Section 5(d) to contribute shall be several in proportion to the percentage of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

(e)

Notwithstanding any other provision of this Section 5, in no event will any (i) Electing Holder be required to undertake liability to any person under this Section 5 for any amounts in excess of the dollar amount of the proceeds to be received by such holder from the sale of such holder’s Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Registration Statement and (ii) underwriter, selling agent or other securities professional be required to undertake liability to any person hereunder for any amounts in excess of the discount, commission or other compensation payable to such underwriter, selling agent or other securities professional with respect to the Registrable Securities underwritten by it and distributed to the public.

(f)

The obligations of the Company under this Section 5 shall be in addition to any liability that the Company may otherwise have to any Indemnified Person and the obligations of any Indemnified Person under this Section 5 shall be in addition to any liability that such Indemnified Person may otherwise have to the Company.  The remedies provided in this Section 5 are not exclusive and shall not limit any rights or remedies that may otherwise be available to an indemnified party at law or in equity.

6.

Underwritten Offerings.

(a)

If at any time the Company proposes to register any of its securities under the Securities Act in connection with the public offering of such securities for its own account or for the accounts of stockholders other than the Shareholders (“Other Holders”), solely for cash on a form that would also permit the registration of the Registrable Securities, the Company shall, each such time, promptly give each holder of Registrable Securities written notice of such determination.  Upon the written request of any holder of Registrable Securities given within thirty (30) days after the giving of any such notice by the Company, the Company

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shall use its reasonable best efforts to cause to be registered under the Securities Act all of the Registrable Securities that each such holder of Registrable Securities has requested be registered.  In connection with any offering under this Section 6(a), the Company shall not be required to include any holder’s of Registrable Securities in such underwriting unless such holder accepts the terms of the underwriting as agreed upon between the Company and the Managing Underwriters, and then only in such quantity as will not, in the reasonable opinion of the Managing Underwriters, jeopardize the success of the offering by the Company.  If the total amount of securities that all holders of Registrable Securities request to be included in an underwritten offering exceeds the amount of securities that the Managing Underwriters reasonably believe compatible with the success of the offering, then the number of shares of Registrable Securities and shares of securities held by Other Holders that may be included in the offering shall be allocated among the Shareholders and the Other Holders in such proportion as the respective number of shares the Shareholders and each Other Holder requests to be included in such registration bears to the total number of shares the Shareholders and Other Holders request be included.  All Registrable Securities or any other securities excluded from the underwriting by reason of the underwriter’s marketing limitation shall not be included in such registration.  If a Shareholder or Other Holder of other securities entitled upon request) to be included in such registration, disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and the Other Holders of securities to be included in such registration.  The securities so withdrawn shall also be withdrawn from registration.

(b)

Any holder of Registrable Securities who desires to do so may sell Registrable Securities (in whole or in part) in an underwritten offering.  In any such underwritten offering, the underwriting arrangements with respect thereto (including the size of the offering) will be approved by the holders of a majority of the Registrable Securities to be included in such offering; provided, however, that such underwriting arrangements must be reasonably satisfactory to the Company.  No holder may participate in any underwritten offering contemplated hereby unless (a) such holder agrees to sell such holder’s Registrable Securities to be included in the underwritten offering in accordance with any approved underwriting arrangements, (b) such holder completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters (which shall be no more onerous than the lock-ups of the management of the Company) and other documents required under the terms of such approved underwriting arrangements and (c) if such holder is not then an Electing Holder, such holder returns a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(a) hereof within a reasonable amount of time before such underwritten offering.  The holders participating in any underwritten offering shall be responsible for any underwriting discounts and commissions and, subject to Section 4 hereof, expenses of their own counsel.  The Company shall pay all expenses customarily borne by issuers, including but not limited to filing fees, the fees and disbursements of its counsel and independent public accountants and any printing expenses incurred in connection with such underwritten offering.  Notwithstanding the foregoing or the provisions of Section 3(l) hereof, upon receipt of a request from the Managing Underwriter or a representative of holders of a majority of the Registrable Securities to be included in an underwritten offering to prepare and file an amendment or supplement to the Registration Statement and Prospectus in connection with an underwritten offering, the Company may delay the filing of any such amendment or supplement for up to the Maximum Delay Period if and so long as the Delay Conditions exist.

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7.

Rule 144.

The Company agrees, for so long as any Registrable Securities remain outstanding and during any period in which the Company is subject to Section 13 or 15(d) of the Exchange Act, to provide such opinions or other statements of its legal counsel and make all filings required thereby in a timely manner in order to permit resales of such Registrable Securities pursuant to Rule 144 of the Securities Act.

8.

Miscellaneous.

(a)

Remedies.  The Company acknowledges and agrees that any failure by the Company to comply with its obligations under this Agreement may result in material irreparable injury to the Purchasers or the holders of Registrable Securities for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Purchasers or any holder of Registrable Securities may obtain such relief as may be required to specifically enforce the Company’s obligations hereunder.  The Company further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

(b)

Other Registration Rights.  The Company will not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is superior to the rights granted to the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

(c)

Amendments and Waivers.  The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless the Company has obtained the written consent of holders of a majority-in-interest of the Registrable Securities (excluding Registrable Securities held by the Company or its Affiliates).  Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of holders whose Registrable Securities are being sold pursuant to a Registration Statement and that does not affect directly or indirectly the rights of other holders of Registrable Securities may be given by the holders of a majority of Registrable Securities being sold by such holders pursuant to such Registration Statement.

(d)

Notices.  All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been given if sent by registered or certified mail, first class postage prepaid, return receipt requested, to the address of the parties set forth on the signature pages of this Agreement or such other future address as may be specified by any party by notice to all of the other parties.  Such communications may also be given by personal delivery, by facsimile or by regular mail, but shall be effective only if and when actually received.

(e)

Parties in Interest.  The parties to this Agreement intend that all holders of Registrable Securities shall be entitled to receive the benefits of this Agreement and that any Electing Holder shall be bound by the terms and provisions of this Agreement by reason of such election with respect to the Registrable Securities that are included in a Registration

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Statement.  All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto and any holder from time to time of the Registrable Securities to the aforesaid extent.  In the event that any transferee of any holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be entitled to receive the benefits of and, if an Electing Holder, be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement to the aforesaid extent.

(f)

Mergers, Etc.  The Company shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to “Registrable Securities” shall be deemed to be references to the securities which the holders would be entitled to receive in exchange for Registrable Securities under any such merger, consolidation or reorganization; provided, however, that the provisions of this Agreement shall not apply in the event of any merger, consolidation or reorganization in which the Company is not the surviving corporation if the holders of Registrable Securities are entitled to receive in exchange therefor (i) cash, or (ii) securities of the acquiring corporation which may be immediately sold to the public without registration under the Securities Act.

(g)

Short Sales.  Each Shareholder hereby agrees that it will not, at any time during the Effectiveness Period, engage in short sales of Registrable Securities, short and deliver Registrable Securities to close out such short positions, or enter into transactions with broker-dealers to effect the foregoing.

(h)

Counterparts.  This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(i)

Headings.  The headings in this agreement are for convenience of reference only and shall not limit or otherwise affect the meaning, construction or interpretation hereof.

(j)

Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to provisions relating to conflicts of law to the extent the application of the laws of another jurisdiction would be required thereby.

(k)

Severability.  In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

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(l)

Survival.  The respective indemnities, agreements, representations, warranties and other provisions set forth in this Agreement or made pursuant hereto shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Electing Holder, any director, officer or partner of such holder, any agent or underwriter, any director, officer or partner of such agent or underwriter, or any controlling person of any of the foregoing, and shall survive the transfer and registration of the Registrable Securities of such holder.

(m)

Entire Agreement.  This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter hereof.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted with respect to the Registrable Securities.  This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the Company and the Shareholders have executed this Agreement as of the date first written above.

COMPANY:

SPECTRUM SCIENCES & SOFTWARE HOLDINGS CORP.

By:

William H. Ham, Jr.

President and CEO

Address for Notice:

91 Hill Avenue

Fort Walton Beach, Florida  32548

Telecopy:  (850) 796-0924

With a copy to:

Squire, Sanders & Dempsey L.L.P.

Two Renaissance Square

40 North Central Avenue, Suite 2700

Phoenix, Arizona  85004

Attn:  Christopher D. Johnson, Esq.

Telecopy:  (602) 253-8129

SHAREHOLDERS:

Darryl K. Horne

Address for Notice:

With a copy to:

Phoenix/321615.1

43

Charlene H. Horne

Address for Notice:

With a copy to:

Michael Megless

Address for Notice:

With a copy to:

Exhibit A

Form of Notice and Questionnaire

PHX_DOCS:1177987.1

Exhibit 2.2

Exhibit B

PLAN OF DISTRIBUTION

We are registering the shares of common stock issued to the selling stockholders and to permit the resale of these shares of common stock by the holders of the common stock from time to time after the date of this prospectus.  We will not receive any of the proceeds from the sale by the selling stockholders of the shares of common stock.  We will bear all fees and expenses incident to our obligation to register the shares of common stock.

The selling stockholders may sell all or a portion of the shares of common stock beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents.  If the shares of common stock are sold through underwriters or broker-dealers, the selling stockholders will be responsible for underwriting discounts or commissions or agent's commissions.  The shares of common stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices.  These sales may be effected in transactions, which may involve crosses or block transactions,

•

on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

•

in the over-the-counter market;

•

in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

•

through the writing of options, whether such options are listed on an options exchange or otherwise;

•

ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•

block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•

purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•

an exchange distribution in accordance with the rules of the applicable exchange;

•

privately negotiated transactions;

•

broker-dealers may agree with the selling securityholders to sell a specified number of such shares at a stipulated price per share;

•

a combination of any such methods of sale; and

Phoenix/321615.1

xlvi

Exhibit 2.2

•

any other method permitted pursuant to applicable law.

If the selling stockholders effect such transactions by selling shares of common stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling stockholders or commissions from purchasers of the shares of common stock for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved).  In connection with sales of the shares of common stock or otherwise, the selling stockholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of common stock in the course of hedging in positions they assume.  The selling stockholders may also loan or pledge shares of common stock to broker-dealers that in turn may sell such shares.

The selling stockholders may pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended, amending, if necessary, the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.  The selling stockholders also may transfer and donate the shares of common stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The selling stockholders and any broker-dealer participating in the distribution of the shares of common stock may be deemed to be "underwriters" within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act.  At the time a particular offering of the shares of common stock is made, a prospectus supplement, if required, will be distributed which will set forth the aggregate amount of shares of common stock being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling stockholders and any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers.

Under the securities laws of some states, the shares of common stock may be sold in such states only through registered or licensed brokers or dealers.  In addition, in some states the shares of common stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

There can be no assurance that any selling stockholder will sell any or all of the shares of common stock registered pursuant to the shelf registration statement, of which this prospectus forms a part.

Phoenix/321615.1

xlvii

Exhibit 2.2

The selling stockholders and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of common stock by the selling stockholders and any other participating person.  Regulation M may also restrict the ability of any person engaged in the distribution of the shares of common stock to engage in market-making activities with respect to the shares of common stock.  All of the foregoing may affect the marketability of the shares of common stock and the ability of any person or entity to engage in market-making activities with respect to the shares of common stock.

We will pay all expenses of the registration of the shares of common stock pursuant to the registration rights agreement, estimated to be $[     ] in total, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or "blue sky" laws; provided, however, that a selling stockholder will pay all underwriting discounts and selling commissions, if any.  We will indemnify the selling stockholders against liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreements, or the selling stockholders will be entitled to contribution.  We may be indemnified by the selling stockholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling stockholder specifically for use in this prospectus, in accordance with the related registration rights agreements, or we may be entitled to contribution.

Once sold under the shelf registration statement, of which this prospectus forms a part, the shares of common stock will be freely tradable in the hands of persons other than our affiliates.

Exhibit 2.2

AMENDMENT AND WAIVER AGREEMENT

THIS AMENDMENT AND WAIVER AGREEMENT (this “Agreement”) is made and entered into as of May 11, 2005, by and among Spectrum Sciences & Software Holdings Corp., a Delaware corporation (“Buyer”), Horne Acquisition LLC, a Virginia limited liability company and wholly owned subsidiary of Buyer (“Acquisition LLC”), Horne Engineering Services, Inc., a Virginia corporation (the “Company”), and Darryl K. Horne (“Horne”), Charlene M. Horne and Michael Megless (“Megless”), the shareholders of the Company (collectively, the “Shareholders”).

R E C I T A L S

WHEREAS, pursuant to that certain Agreement and Plan of Merger, dated as of April 14, 2005 (the “Merger Agreement”), by and among Buyer, Acquisition LLC, the Company and the Shareholders, Buyer will acquire the Company by means of a merger transaction whereby the Company will merge with and into Acquisition LLC, with Acquisition LLC continuing as the surviving corporation and as a wholly owned subsidiary of Buyer (the “Merger”);

WHEREAS, the Merger Agreement currently contemplates that Horne and Megless will serve as Chief Executive Officer and Chief Financial Officer, respectively, of Buyer commencing as of the Closing pursuant to employment agreements, the forms of which are attached to the Merger Agreement as Exhibits A and B, respectively (the “Employment Agreements”);

WHEREAS, the Merger Agreement currently contemplates that the employment agreements of William H. Ham, Jr. (“Ham”), as Chief Executive Officer of Buyer, and Nancy C. Gontarek (“Gontarek”), as Chief Financial Officer of Buyer, are to be assigned by Buyer to its

49

Exhibit 2.2

wholly-owned subsidiary, Spectrum Sciences & Software, Inc. (“SPSC”) as of the Closing (such assignments being referred to herein as the “Assignments”);

WHEREAS, the Merger Agreement contemplates the satisfaction of certain conditions and performance of certain covenants by the parties before or at the Closing of the Merger; and

WHEREAS, the parties desire to amend the Merger Agreement as set forth below, waive performance of certain covenants and certain conditions to the Closing of the Merger and make additional covenants related to the Merger.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

9.

Definitions.  All capitalized terms herein not otherwise defined shall have the meaning ascribed to them in the Merger Agreement.

10.

Waiver of Covenants and Conditions by Buyer.  Buyer hereby agrees that the condition to Closing set forth in Section 6.2(h) of the Merger Agreement is hereby waived, subject to the terms and conditions set forth in Section 3 of this Agreement.

11.

Hold-Back Shares.  In consideration for Buyer’s waiver set forth in Section 2 above, the Shareholders agree that Buyer shall reserve and hold-back Four Million (4,000,000) shares of Buyer Common Stock that are payable to the Shareholders pursuant to Section 1.8(b) of the Merger Agreement (the “Hold-Back Shares”), to be disposed of in accordance with the following provisions:

(a)

Upon receipt by Buyer of all, but not less than all, of the consents and novations set forth on Schedule A attached hereto, Buyer shall promptly release to the Shareholders an aggregate of Three Million (3,000,000) Hold-Back Shares.  The Hold-Back Shares released hereunder shall be distributed to the Shareholders on a pro rata basis as determined in accordance with Section 1.8(b) of the Merger Agreement.

(b)

To the extent the 2005 EBITDA (as defined below), is less than $3.25 million (such shortfall being referred to herein as the “EBITDA Shortfall”), Buyer shall be entitled to recover a number of Hold-Back Shares that is equal to the lesser of (i) three (3) times the EBITDA Shortfall divided by the Closing Date Price (as defined below) and (ii) the number of Hold-Back Shares that have not then been released (or which Buyer is not then obligated to release) pursuant to Section 3(a) above.  Any Hold-Back Shares not recoverable by Buyer pursuant to this Section 3(b) shall be promptly distributed to the Shareholders following the

50

Exhibit 2.2

determination of 2005 EBITDA on a pro rata basis as determined in accordance with Section 1.8(b) of the Merger Agreement.

(c)

For the purposes of this Agreement, “2005 EBITDA” shall mean the EBITDA of the Surviving Entity for the fiscal year ending December 31, 2005, together with the EBITDA of the Company for the fiscal year ending December 31, 2005 prior to the Merger, based on Buyer’s audited financial statements for such fiscal year as filed in Buyer’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”).  For the purposes of this Agreement, “Closing Date Price” shall mean the closing price of the Buyer Common Stock on the NASD OTC Bulletin Board, or other public securities market, on the Closing Date.

12.

Waiver of Conditions by the Company and the Shareholders.  The Company and the Shareholders hereby agree as follows with respect to the specified conditions to the Closing:

(a)

The conditions set forth in Section 6.1(e) and 6.1(f) shall be waived.

(b)

The condition set forth in Section 6.1(k) shall be waived as to the receipt by the Shareholders (or their designees) of the Merger Consideration from Buyer to the extent of (i) non-delivery of the Hold-Back Shares and (ii) subject to Section 6(b) below, non-delivery of stock certificates representing shares of Buyer’s common stock, other than the Hold-Back Shares, to be issued by Buyer as part of the Merger Consideration pursuant to Section 1.8(b) of the Merger Agreement.

13.

Covenants of the Shareholders.  The Shareholders hereby covenant to Buyer that the Shareholders will use their best efforts to obtain and deliver to Buyer each of the consents and novations contemplated by Section 6.2(h) (the “Designated Consents”) as soon as practicable after the Closing Date.

14.

Covenants of Buyer and Acquisition LLC.

(a)

Buyer and Acquisition LLC hereby covenant to the Shareholders that Buyer and Acquisition LLC will cooperate with the Shareholders and use their best efforts to obtain the Designated Consents as soon as practicable after the Closing Date.

(b)

Buyer hereby covenants to the Shareholders that Buyer will deliver stock certificates representing shares of Buyer’s common stock (other than the Hold-Back Shares) to be issued by Buyer as part of the Merger Consideration pursuant to Section 1.8(b) of the Merger Agreement not later than three(3) business days after the Closing Date, and that notwithstanding delayed delivery of the certificates, the certificates shall be dated and shall be deemed for all purposes to have been issued as of the Closing Date.

15.

Amendments to Merger Agreement.  Buyer, the Company and the Shareholders hereby agree that the Merger Agreement shall be amended as follows:

(a)

Horne and Megless shall serve as Chief Executive Officer and Chief Financial Officer, respectively, of Buyer commencing immediately upon the filing with the SEC of Buyer’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2005, and the

51

Exhibit 2.2

Employment Agreements shall be amended to the extent necessary to give effect to the foregoing.

(b)

The employment agreements of Ham and Gontarek shall be assigned by Buyer to SPSC immediately upon the filing with the SEC of Buyer’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2005 with the SEC, and the Assignments shall be amended to the extent necessary to give effect to the foregoing.

Any other provisions in the Merger Agreement that are inconsistent with the provisions of this Section 7 shall be deemed amended to the extent necessary to give effect to the foregoing.  The amendments to the Merger Agreement pursuant to this Section 7 shall not relieve the applicable parties of their obligations to deliver executed Employment Agreements and Assignments, as amended, pursuant to the provisions of Article VI of the Merger Agreement.

16.

Effect of Agreement.  This Agreement, together with each schedule referred and attached hereto, constitutes the entire and only understanding and agreement among the parties, and supersedes all proposals, oral or written, all negotiations, conversations or discussions among the parties, with respect to the subject matter hereof.  This Agreement shall not be deemed to provide any third parties with any claim, right of action, remedy or right.  Except to the extent specifically provided herein, the Merger Agreement shall remain in full force and effect in accordance with its terms.

17.

Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws rules and principles of such state.

18.

Assignment and Successors.  This Agreement may not be assigned except with the prior written consent of each of the parties hereto.  This Agreement shall apply to and bind the heirs, executors, administrators, successors and assigns of the parties hereto.

19.

Captions.  The marginal headings or titles to the sections and paragraphs of this Agreement and the title of this instrument are not part of this Agreement but are inserted for convenience only and shall have no effect upon the construction or interpretation of any part of this Agreement.

20.

Amendments.  No provision of this Agreement may be amended, changed or waived except by a written instrument signed by all of the parties (or, in the case of a waiver, by the party against whom enforcement of the waiver is sought).

21.

Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

22.

Counterparts.  This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

52

Exhibit 2.2

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have executed this Amendment and Waiver Agreement effective as of the date first written above.

HORNE ENGINEERING SERVICES, INC.

By: /s/ Darryl K. Horne

Name:

Darryl K. Horne

Title:

President and CEO

DARRYL K. HORNE

/s/ Darryl K. Horne

MICHAEL MEGLESS

/s/ Michael Megless

CHARLENE M. HORNE

/s/ Charlene M. Horne

SPECTRUM SCIENCES & SOFTWARE HOLDINGS CORP.

By:  /s/ William H. Ham, Jr.

Name:

William H. Ham, Jr.

Title:

President and CEO

HORNE ACQUISITION LLC

By:  Spectrum Sciences & Software Holdings Corp., its sole member

By:  /s/ William H. Ham, Jr.

Name:

William H. Ham, Jr.

Title:

President and CEO

[SIGNATURE PAGE TO WAIVER AGREEMENT]

Phoenix/320112.4

Exhibit 3.1

FIRST AMENDMENT

TO THE

AMENDED AND RESTATED BYLAWS

OF

SPECTRUM SCIENCES & SOFTWARE HOLDINGS CORP.

Pursuant to the provisions of Article VI of the Amended and Restated Bylaws (the “Bylaws”) of SPECTRUM SCIENCES & SOFTWARE HOLDINGS CORP., a Delaware corporation (the “Corporation”), the following amendment to the Bylaws was adopted pursuant to a Unanimous Consent in Lieu of Special Meeting of the Board of Directors of the Corporation, dated as of May 11, 2005:

1.

Article II – Directors shall be amended to add the following as new paragraph 9:

9.

TEMPORARY BOARD COMPOSITION AND FUNCTIONS.   For the period commencing May 11, 2005 and ending on the earlier of (i) the completion of the Corporation’s 2006 annual meeting of shareholders and (ii) the date on which the composition of the Corporation’s Board shall be in compliance with the corporate governance standards for the composition of boards of directors set forth by Nasdaq in respect of an application for listing on Nasdaq (including either of the Nasdaq National Market or Nasdaq Small Cap Market), and any rule, regulation or provision of the U.S. Securities and Exchange Commission relating thereto, the Board shall be subject to the following provisions, and, to the extent such provisions are inconsistent with any other provision in the Bylaws, the provisions hereunder shall apply:

—

NUMBER.  The number of directors constituting the whole Board shall be five.

—

CLASS.  There shall be the following three classes of directors:  Class A directors, which shall consist of two directors, Class B directors, which shall consist of two directors, and a single Class C director.  Except as set forth below, the authority of each of the three classes of directors shall be identical.  In the event of a vacancy of a Class A or Class B director, the remaining Class A or Class B director, as applicable, shall, in its sole discretion, appoint a new director to fill such vacancy until the next annual meeting of stockholders and until his or her successor is elected and qualified or until his or her earlier resignation or removal.  In the event of simultaneous vacancies of both Class A directors or both Class B directors, such vacancies shall be filled by the affirmative vote of a majority of the remaining directors then in office.

—

VOTING.  Except as otherwise provided in this paragraph 9 of Article II, at least four directors present at a meeting at which a quorum is present shall be necessary to constitute an act of the Board.

Phoenix/320112.4

Exhibit 3.1

2.

Except as expressly amended herein and upon termination of this amendment as provided in paragraph 9 of Article II set forth above, the Bylaws of the Corporation shall remain in full force and effect.

Phoenix/320112.4

Exhibit 3.1

CERTIFICATE

I, Nancy C. Gontarek, Secretary of SPECTRUM SCIENCES & SOFTWARE HOLDINGS CORP. (the “Corporation”), do hereby certify that the foregoing is a true and correct copy of the First Amendment to the Corporation’s Amended and Restated Bylaws adopted by the Board of Directors of the Corporation on May 11, 2005.

IN WITNESS WHEREOF, I have set my hand this 11 day of May, 2005.

/s/ Nancy C. Gontarek

Nancy C. Gontarek, Secretary

Registration Rights Agreement

Exhibit 4.1

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) dated as of May 11, 2005, is entered into by and among SPECTRUM SCIENCES & SOFTWARE HOLDINGS CORP., a Delaware corporation (the “Company”); and DARRYL K. HORNE, CHARLENE H. HORNE and MICHAEL MEGLESS (severally and not jointly, each, a “Shareholder” and, collectively, the “Shareholders”).

RECITALS

WHEREAS, the Company has entered into an Agreement and Plan of Merger, dated April 14, 2005, by and among the Company, Horne Acquisition LLC, a Virginia limited liability company and wholly owned subsidiary of the Company, Horne Engineering Services, Inc., a Virginia corporation, and the Shareholders (the “Merger Agreement”), pursuant to which the Shareholders will receive an aggregate of 6,100,000 shares (the “Merger Shares”) of the Company’s Common Stock (as defined below) on the Closing Date (as defined in the Merger Agreement);

WHEREAS, pursuant to the terms of the Merger Agreement, the Company has agreed to provide the Shareholders with certain registration rights with respect to the Merger Shares; and

WHEREAS, this Agreement is being entered into as a condition precedent to the closing of the Merger (as defined in the Merger Agreement).

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

AGREEMENT

23.

Definitions.

(a)

As used in this Agreement, the following defined terms shall have the following meanings:

“Affiliate” of any specified person means any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with such specified person.  For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Business Day” means any day other than Saturday, Sunday or any other day which is a legal holiday under the laws of the state of New York or a day on which national banking associations in New York are required by law or other governmental action to close.

Registration Rights Agreement

Exhibit 3.1

“Commission” means the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

“Common Stock” means the common stock, par value $.0001 per share, of the Company.

“Delay Conditions” means (i) the Company is in possession of material non-public information the disclosure of which would have a material adverse effect on the business, operations, prospects, condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole or (ii) the Board of Directors of the Company determines in good faith that a delay in the effectiveness of the Registration Statement, or the Registration Statement ceasing to be effective or a Prospectus thereunder ceasing to be usable, as the case may be, is appropriate due to the occurrence or existence of any material pending corporate development with respect to the Company.  The Delay Conditions shall be deemed to no longer exist if (x) in the case of clause (i) above, the Company is no longer in possession of such material non-public information or the Board of Directors of the Company determines in good faith that the disclosure of such material information would not be prejudicial to or contrary to the interest of the Company and (y) in the case of clause (ii) above, the Board of Directors of the Company determines in good faith that such delay or cessation is no longer appropriate.

“Effectiveness Period” has the meaning assigned thereto in Section 2(c)(i) hereof.

“Effective Time” means the date on which the Commission declares the Registration Statement effective or on which the Registration Statement otherwise becomes effective.

“Electing Holder” has the meaning assigned thereto in Section 3(a)(ii) hereof.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Indemnified Person” has the meaning assigned thereto in Section 5(a) hereof.

“Managing Underwriters” means the investment banker or investment bankers and manager or managers that shall administer an underwritten offering, if any, conducted pursuant to Section 6 hereof.

“Maximum Delay Period” means 30 consecutive days in any calendar year (or 60 days in the aggregate in any calendar year).

“Merger Shares” shall have the meaning set forth in the preamble hereto.

“Notice and Questionnaire” means a Notice of Registration Statement and Selling Securityholder Questionnaire, substantially in the form attached hereto as Exhibit A.

“Other Holders” has the meaning assigned thereto in Section 6(a) hereof.

Registration Rights Agreement

Exhibit 3.1

“Person” means an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

“Plan of Distribution” has the meaning assigned thereto in Section 2(a) hereof.

“Prospectus” means the prospectus (including, without limitation, any preliminary prospectus, any final prospectus and any prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A under the Securities Act) included in the Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company under the Exchange Act and incorporated by reference therein.

“Registration Statement” means a registration statement of the Company filed under the Securities Act covering the Registrable Securities, including the Prospectus contained therein, any amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement, including, without limitation, a “shelf” registration statement providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities pursuant to Rule 415 under the Securities Act and/or any similar rule that may be adopted by the Commission, filed by the Company pursuant to the provisions of Section 2 of this Agreement.

“Registrable Security(ies)” means any shares of Common Stock held by the Shareholders, including, without limitation, the Merger Shares, the Make Whole Shares (as defined in the Merger Agreement) and any other shares of Common Stock held by the Shareholders that may be issued or distributed to them by way of conversion, dividend, stock split or other distribution, merger, consolidation, exchange, recapitalization or reclassification or similar transaction; provided, however, that a security ceases to be a Registrable Security when it is no longer a Restricted Security.

“Restricted Security” means any security except any such security that (i) has been registered pursuant to an effective Registration Statement under the Securities Act and sold in a manner contemplated by the Registration Statement, (ii) has been sold in compliance with Rule 144 under the Securities Act (or any successor provision thereto) or is transferable pursuant to paragraph (k) of such Rule 144 (or any successor provision thereto) or (iii) has otherwise been sold and a new security not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of the Company.

“Rules and Regulations” means the published rules and regulations of the Commission promulgated under the Securities Act or the Exchange Act, as in effect at any relevant time.

“Securities Act” means the United States Securities Act of 1933, as amended.

Registration Rights Agreement

Exhibit 3.1

“Underwriter” means any underwriter of Registrable Securities in connection with an offering thereof under a Registration Statement.

24.

Mandatory Registration.

(a)

At any time from and after the earliest of (i) one hundred eighty (180) days after the Closing Date (as defined in the Merger Agreement); (ii) the first date upon which the Company is eligible to register securities for reoffer and resale using a Registration Statement on Form S-3; and (iii) the date upon which the Horne Employment Agreement (as defined in the Merger Agreement) is terminated by the Company without “Cause” or by Darryl K. Horne for “Good Reason” (as those terms are defined in the Horne Employment Agreement), and for so long as the Shareholders or their respective transferees own beneficially or of record any Registrable Securities, the Company shall, upon the written request (hereinafter a “notice”) of a holder or holders of a majority of the then outstanding Registrable Securities, and subject to the covenants, terms and conditions of Section 2(b) below, prepare and file a Registration Statement on Form S-1 or Form S-3, as the case may be, under the Securities Act, pursuant to Rule 415 under the Securities Act, covering the resale from time to time, of all of the shares of Registrable Securities held by such requesting holder or holders and the Company shall use its reasonable best efforts to have the Registration Statement declared effective as soon as practicable thereafter; provided, further, that in the event that additional Registrable Securities are issued after the Closing Date (as defined in the Merger Agreement), the Company shall, upon the written request of a holder of Registrable Securities, subject to the covenants, terms and conditions of Section 2(b) below, prepare and file with the Commission such additional Registration Statements as may be necessary to cover the resale from time to time of any such additional Registrable Securities; provided, further, that the Company may, by notice to the requesting holder or holders, as the case may be, delay such requested registrations for the Maximum Delay Period if and for so long as the Delay Conditions exist.  The Registration Statement shall contain the “Plan of Distribution” in substantially the form attached hereto as Exhibit B.

The Company shall not be obligated pursuant to this Section 2 to effectuate more than one (1) registration for the benefit of the holders of Registrable Securities, except as provided for in this Section 2(a) with respect to additional Registrable Securities issued after the Closing Date (as defined in the Merger Agreement).  In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall register the resale of the Registrable Securities on another such other available form of Registration Statement reasonably acceptable to the requesting holder or holders.  Notwithstanding anything to the contrary contained herein, no request may be made under this Section 1.2:

(i)

within one hundred eighty (180) days after the effective date of a Registration Statement filed by the Company covering a primary underwritten public offering of securities of the Company under the Securities Act with an aggregate offering price (before underwriting commissions and expenses) of at least Ten Million Dollars ($10,000,000); provided that such offering was made in accordance with Section 6(a) below, or

Registration Rights Agreement

Exhibit 3.1

(ii)

during the period starting with the date sixty (60) days prior to the Company’s estimated date of filing of, and ending on the date one hundred (180) days immediately following the effective date of any Registration Statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable best efforts to cause such Registration Statement to become effective and that the Company’s estimate of the date of filing such Registration Statement is made in good faith.

(b)

Immediately following receipt of any notice pursuant to Section 2(a), the Company shall promptly notify all holders of Registrable Securities from whom such notice has not been received and, as soon thereafter as practicable, shall file a Registration Statement with the Commission and use all reasonable best efforts to have such Registration Statement declared effective under the Securities Act as soon as practicable, so as to permit the public sale in accordance with the method of disposition specified in such notice from requesting holders (such method of disposition shall be as requested by such holder or holders of a majority of Registrable Securities included in such notices received by the Company) of the number of shares of Registrable Securities specified in such notice (and in all notices received by the Company from other holders within twenty (20) days after the giving of such notice by the Company).  If such method of disposition shall be an underwritten public offering, subject to the covenants, terms and conditions of Section 6 below, the Company shall designate the managing underwriter of such offering, following consultation and subject to the approval of the holders of Registrable Securities from whom notice has been received, which approval shall not be unreasonably withheld or delayed.  All holders of Registrable Securities providing notice to the Company pursuant to the foregoing, must participate in such underwriting.  The Company’s registration obligation hereunder shall be deemed satisfied only when a Registration Statement(s) covering all shares of Registrable Securities specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the requesting holders, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such shares shall have been sold pursuant thereto.

(c)

The Company shall use all reasonable best efforts:

(i)

to keep the Registration Statement continuously effective in order to permit the Prospectus to be usable by holders for resales of Registrable Securities until the earlier of (A) the sale under the Registration Statement of all the Registrable Securities registered thereunder and (B) all of the securities ceasing to be Restricted Securities (such period being referred to herein as the “Effectiveness Period”); and

(ii)

after the Effective Time and during the Effectiveness Period, promptly upon the request of any holder of Registrable Securities that is not then an Electing Holder, to take any action reasonably necessary to enable such holder to use the Prospectus for resales of Registrable Securities, including without limitation any action necessary to identify such holder as a selling securityholder in the Registration Statement; provided, however, that nothing in this subparagraph shall relieve such holder of the obligation to return a completed

Registration Rights Agreement

Exhibit 3.1

and signed Notice and Questionnaire to the Company in accordance with Section 3(a) hereof.

25.

Registration Procedures.  In connection with the Registration Statement, the following provisions shall apply:

(a)

No holder shall be entitled to be named as a selling securityholder in the Registration Statement as of the Effective Time, and no such holder shall be entitled to use the Prospectus for resales of Registrable Securities at any time unless such holder has returned a completed and signed Notice and Questionnaire to the Company by the deadline for response set forth therein; provided, however, such holders shall have at least five (5) Business Days from the date on which the Notice and Questionnaire is first mailed to such holders to return a completed and signed Notice and Questionnaire to the Company.

(i)

After the Effective Time, the Company shall, upon the request of any holder of Registrable Securities that is not then an Electing Holder, promptly send a Notice and Questionnaire to such holder.  The Company shall not be required to take any action to name such holder as a selling securityholder in the Registration Statement or to enable such holder to use the Prospectus for resales of Registrable Securities until such holder has returned a completed and signed Notice and Questionnaire to the Company.

(ii)

The term “Electing Holder” shall mean any holder of Registrable Securities that has returned a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(a) hereof.

(b)

The Company shall furnish to each Electing Holder, counsel to the Electing Holders selected in accordance with Section 4(b) hereof, and the Managing Underwriters, if any, no fewer than five (5) Business Days prior to the initial filing of the Registration Statement, a copy of such Registration Statement, and shall furnish to such holders, counsel to such holders, and the Managing Underwriters, if any, no fewer than two (2) Business Days prior to the filing of any amendment or supplement to the Prospectus, a copy of such amendment or supplement and shall use all reasonable best efforts to reflect in each such document when so filed with the Commission such comments as such holders and their such counsel reasonably may propose; provided, however, that the Company shall make the final decision as to the form and content of each such document.  If any such Registration Statement refers to any Electing Holder by name or otherwise as the holder of any securities of the Company and such reference is not required by the Securities Act or any similar federal statute, then such Electing Holder shall have the right to require the deletion of the reference to such Electing Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

(c)

From the date hereof until the end of the Effectiveness Period, the Company shall (subject to paragraph (j) below) promptly take such action as may be necessary so that (i) each of the Registration Statement and any amendment thereto and the Prospectus and any amendment or supplement thereto (and each report or other document incorporated by reference therein in each case) complies in all material respects with the Securities Act and the

Registration Rights Agreement

Exhibit 3.1

Exchange Act and the respective rules and regulations thereunder, (ii) each of the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (iii) each of the Prospectus and any amendment or supplement to the Prospectus does not at any time during the Effectiveness Period include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)

The Company shall promptly advise each Electing Holder, and shall confirm such advice in writing if so requested by any such holder (which notice pursuant to clauses (ii) through (iv) hereof shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made):

(i)

when the Registration Statement and any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

(ii)

of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose;

(iii)

of the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included in the Registration Statement for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

(iv)

if changes in the Registration Statement or the Prospectus are required in order that the Registration Statement and Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading.

(e)

The Company shall use its reasonable best efforts to prevent the issuance, and if issued to obtain the withdrawal, of any order suspending the effectiveness of the Registration Statement at the earliest possible time.

(f)

The Company shall furnish to each requesting Electing Holder, without charge, at least one (1) copy of the Registration Statement and all post-effective amendments thereto, including financial statements and schedules, and, if such holder so requests in writing, all reports, other documents and exhibits that are filed with or incorporated by reference in the Registration Statement.

(g)

The Company shall, during the Effectiveness Period, deliver to each Electing Holder, without charge, as many copies of the Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as such Electing Holder may reasonably request; and the Company consents (except during the continuance of any event

Registration Rights Agreement

Exhibit 3.1

described in Section 3(d)(iv) above) to the use of the Prospectus and any amendment or supplement thereto by each of the Electing Holders in connection with the offering and sale of the Registrable Securities covered by the Prospectus and any amendment or supplement thereto during the Effectiveness Period.

(h)

Prior to any offering of Registrable Securities pursuant to the Registration Statement, the Company shall (i) register or qualify or cooperate with the Electing Holders and a single counsel for the Electing Holders in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or “blue sky” laws of such jurisdictions within the United States as any Electing Holder may reasonably request, (ii) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers and sales in such jurisdictions for so long as may be necessary to enable any Electing Holder or underwriter, if any, to complete its distribution of Registrable Securities pursuant to the Registration Statement, and (iii) take any and all other actions necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities; provided, however, that in no event shall the Company be obligated to (A) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this Section 3(h) or (B) file any general consent to service of process in any jurisdiction where it is not as of the date hereof so subject.

(i)

The Company shall cooperate with the Electing Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to the Registration Statement, which certificates shall not bear any restrictive legends and shall meet the requirements of any securities exchange on which the Company’s Common Stock is then listed and which certificates shall be in such permitted denominations and registered in such names as Electing Holders may request in connection with the sale of Registrable Securities pursuant to the Registration Statement.

(j)

Upon the occurrence of any fact or event contemplated by paragraph 3(d)(iv) above, the Company shall (subject to the next sentence) promptly prepare a post-effective amendment or supplement to the Registration Statement or the Prospectus, or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.  If the Company notifies the Electing Holders in accordance with clauses (ii) through (iv) of paragraph 3(d) above to suspend the use of the Prospectus until the requisite changes to the Prospectus have been made, then each Electing Holder shall suspend the use of the Prospectus until (i) such Electing Holder has received copies of the supplemented or amended Prospectus contemplated by the preceding sentence or (ii) such Electing Holder is advised in writing by the Company that the use of the Prospectus may be resumed and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus.  Notwithstanding the foregoing, but subject to Section 6 hereof, the Company may suspend the use of the Prospectus and shall not be required to amend or supplement the Registration Statement, any related Prospectus or any document incorporated by reference, for a period not to exceed the Maximum Delay Period if and so long as the Delay Conditions exist.

Registration Rights Agreement

Exhibit 3.1

(k)

The Company shall use all reasonable best efforts to comply with all applicable Rules and Regulations, and to make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after (i) the effective date (as defined in Rule 158(c) under the Securities Act) of the Registration Statement, (ii) the effective date of each post-effective amendment to the Registration Statement, and (iii) the date of each filing by the Company with the Commission of an Annual Report on Form 10-K that is incorporated by reference in the Registration Statement, an earnings statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act and the Rules and Regulations of the Commission thereunder (including, at the option of the Company, Rule 158).

(l)

In the event of an underwritten offering conducted pursuant to Section 6 hereof, the Company shall (subject to paragraph 3(j) above), if requested, promptly include or incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the Managing Underwriters reasonably agree should be included therein and to which the Company does not object and shall (subject to paragraph 3(j) above) make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment.

(m)

The Company shall enter into such customary agreements (including an underwriting agreement in customary form in the event of an underwritten offering conducted pursuant to Section 6 hereof) and take all other appropriate action in order to expedite and facilitate the registration and disposition of the Registrable Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures substantially identical to those set forth in Section 5 hereof.

(n)

The Company shall:

(i)

(A) make reasonably available for inspection by requesting Electing Holders, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney selected in accordance with Section 4(b) hereof, one accountant and any other agent retained by such holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries and (B) cause the Company’s officers, directors and employees to supply all information reasonably requested by such holders or any such underwriter, attorney, accountant or agent in connection with the Registration Statement, in each case, as is customary for similar due diligence examinations; provided, however, that all records, information and documents that are designated in writing by the Company, in good faith, as confidential shall be kept confidential by such holders and any such underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such records, information or documents become available to the public generally or through a third party without an accompanying obligation of confidentiality; and provided, further that, if the foregoing inspection and information gathering would otherwise disrupt the Company’s conduct of its business, such inspection and

Registration Rights Agreement

Exhibit 3.1

information gathering shall, to the greatest extent possible, be coordinated on behalf of the requesting Electing Holders and the other parties entitled thereto by one counsel designated by and on behalf of Electing Holders and other parties;

(ii)

in connection with any underwritten offering conducted pursuant to Section 6 hereof, make such representations and warranties to the Electing Holders participating in such underwritten offering and to the Managing Underwriters, in form, substance and scope as are customarily made by the Company to underwriters in primary underwritten offerings of equity securities;

(iii)

in connection with any underwritten offering conducted pursuant to Section 6 hereof, obtain opinions of counsel to the Company (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters) addressed to each requesting Electing Holder, covering such matters as are customarily covered in opinions requested in primary underwritten offerings of equity securities (it being agreed that the matters to be covered shall include, without limitation, as of the date of the opinion and as of the Effective Time or the date of the most recent post-effective amendment thereto, as the case may be, comment of such counsel as to the absence, to such counsel’s knowledge, from the Registration Statement and the Prospectus, including the documents incorporated by reference therein, of an untrue statement of a material fact or the omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading);

(iv)

in connection with any underwritten offering conducted pursuant to Section 6 hereof, obtain “comfort” letters and updates thereof from the independent public accountants of the Company (and, if necessary, from the independent public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each requesting Electing Holder (if such Electing Holder has provided such letter, representations or documentation, if any, required for such cold comfort letter to be so addressed) and the underwriters, in customary form and covering matters of the type customarily covered in “comfort” letters in connection with primary underwritten offerings;

(v)

in connection with any underwritten offering conducted pursuant to Section 6 hereof, deliver such documents and certificates as may be reasonably requested by any Electing Holders and the Managing Underwriters, if any, including without limitation certificates to evidence compliance with Section 3(j) hereof and with any conditions contained in the underwriting agreement or other agreements entered into by the Company in connection therewith.

Registration Rights Agreement

Exhibit 3.1

(o)

The Company shall use all reasonable best efforts to take all other steps necessary to effect the registration of the Registrable Securities covered by the Registration Statement contemplated hereby.

26.

Registration Expenses.  b) All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by it whether or not any Registration Statement is filed or becomes effective and whether or not any securities are issued or sold pursuant to any Registration Statement.  The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including without limitation fees and expenses (A) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (B) in compliance with securities or Blue Sky laws (including without limitation and in addition to that provided for in (b) below, reasonable fees and disbursements of counsel for the underwriters or counsel for the holders of Registrable Securities in connection with Blue Sky qualifications of the Registrable Securities )), (ii) printing expenses (including without limitation expenses of printing certificates for Registrable Securities and of printing Prospectuses if the printing of Prospectuses is requested by the Managing Underwriters, if any), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company and one counsel for the holders of Registrable Securities, in accordance with the provisions of Section 4(b) hereof, (v) fees and disbursements of all independent certified public accountants referred to in Section 3(n)(iv) hereof (including without limitation the expenses of any special audit and “comfort” letters required by or incident to such performance), (vi) Securities Act liability insurance, if the Company desires such insurance, and (vii) fees and expenses of all other persons retained by the Company.  In addition, the Company shall pay its internal expenses (including without limitation all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, and the fees and expenses incurred in connection with the listing of the securities on a securities exchange.  Notwithstanding the foregoing or anything in this Agreement to the contrary, each holder of the Registrable Securities being registered shall pay all underwriting discounts and commissions with respect to any Registrable Securities sold by it and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly), other than counsel referred to in clause (iv) above.

(b)

In connection with any registration hereunder, the Company shall reimburse the holders of the Registrable Securities being registered in such registration for the reasonable fees and disbursements of not more than one counsel chosen by the holders of a majority of the Registrable Securities for whose benefit the applicable Registration Statement is being prepared.

27.

Indemnification and Contribution.

(a)

Indemnification by the Company.

(i)

The Company shall indemnify and hold harmless each Electing Holder and each underwriter, selling agent or other securities professional, if any, which facilitates the disposition of Registrable Securities, and each of their respective officers and directors and each person who controls such Electing Holder, underwriter, selling agent or other securities professional within

Registration Rights Agreement

Exhibit 3.1

the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being sometimes referred to as an “Indemnified Person”) against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any Prospectus contained therein or furnished by the Company to any Indemnified Person, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and

(ii)

the Company hereby agrees to reimburse such Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or Prospectus, or amendment or supplement thereto, in reliance upon and in conformity with written information relating to such Indemnified Person furnished to the Company by or on behalf of such Indemnified Person expressly for use therein; provided, further, however, that the foregoing indemnity agreement with respect to any Prospectus shall not inure to the benefit of any Indemnified Person who failed to deliver a final Prospectus or an amendment or supplement thereto (provided by the Company to the several Indemnified Persons in the requisite quantity and on a timely basis to permit proper delivery on or prior to the relevant transaction date) to the person asserting any losses, claims, damages and liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, if such material misstatement or omission or alleged material misstatement or omission was cured in the final Prospectus or an amendment or supplement thereto.

(b)

Indemnification by the Holders and any Agents and Underwriters.  Each Electing Holder agrees, as a consequence of the inclusion of any of such holder’s Registrable Securities in any Registration Statement, and each underwriter, selling agent or other securities professional, if any, which facilitates the disposition of Registrable Securities shall agree, as a consequence of facilitating such disposition of Registrable Securities, severally and not jointly, to (i) indemnify and hold harmless the Company, its directors, officers who sign such Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or

Registration Rights Agreement

Exhibit 3.1

actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Registration Statement or Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information relating to such holder, underwriter, selling agent or other securities professional furnished to the Company by or on behalf of such holder, underwriter, selling agent or other securities professional expressly for use therein and (ii) reimburse the Company and its directors and officers who sign such Registration Statement for any legal or other expenses reasonably incurred by the Company and such directors and officers in connection with investigating or defending any such action or claim as such expenses are incurred.

(c)

Notices of Claims, Etc.  Promptly after receipt by an indemnified party under subsection (a) or (b) of this Section 5 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 5, notify such indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 5.  In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party under this Section 5 for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.  No indemnifying party shall, without the written consent of the indemnified party, which consent will not be unreasonably withheld, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d)

Contribution.  If the indemnification provided for in this Section 5 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) of this Section 5 in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect

Registration Rights Agreement

Exhibit 3.1

thereof), as well as any other relevant equitable considerations.  The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information about such indemnifying party or indemnified party supplied by such indemnifying party or by such indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation (even if the Electing Holders or any underwriters, selling agents or other securities professionals or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 5(d).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The obligations of the Electing Holders and any underwriters, selling agents or other securities professionals in this Section 5(d) to contribute shall be several in proportion to the percentage of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

(e)

Notwithstanding any other provision of this Section 5, in no event will any (i) Electing Holder be required to undertake liability to any person under this Section 5 for any amounts in excess of the dollar amount of the proceeds to be received by such holder from the sale of such holder’s Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Registration Statement and (ii) underwriter, selling agent or other securities professional be required to undertake liability to any person hereunder for any amounts in excess of the discount, commission or other compensation payable to such underwriter, selling agent or other securities professional with respect to the Registrable Securities underwritten by it and distributed to the public.

(f)

The obligations of the Company under this Section 5 shall be in addition to any liability that the Company may otherwise have to any Indemnified Person and the obligations of any Indemnified Person under this Section 5 shall be in addition to any liability that such Indemnified Person may otherwise have to the Company.  The remedies provided in this Section 5 are not exclusive and shall not limit any rights or remedies that may otherwise be available to an indemnified party at law or in equity.

28.

Underwritten Offerings.

(a)

If at any time the Company proposes to register any of its securities under the Securities Act in connection with the public offering of such securities for its own account or for the accounts of stockholders other than the Shareholders (“Other Holders”), solely for cash on a form that would also permit the registration of the Registrable Securities, the Company shall, each such time, promptly give each holder of Registrable Securities written notice of such determination.  Upon the written request of any holder of Registrable Securities given within thirty (30) days after the giving of any such notice by the Company, the Company

Registration Rights Agreement

Exhibit 3.1

shall use its reasonable best efforts to cause to be registered under the Securities Act all of the Registrable Securities that each such holder of Registrable Securities has requested be registered.  In connection with any offering under this Section 6(a), the Company shall not be required to include any holder’s of Registrable Securities in such underwriting unless such holder accepts the terms of the underwriting as agreed upon between the Company and the Managing Underwriters, and then only in such quantity as will not, in the reasonable opinion of the Managing Underwriters, jeopardize the success of the offering by the Company.  If the total amount of securities that all holders of Registrable Securities request to be included in an underwritten offering exceeds the amount of securities that the Managing Underwriters reasonably believe compatible with the success of the offering, then the number of shares of Registrable Securities and shares of securities held by Other Holders that may be included in the offering shall be allocated among the Shareholders and the Other Holders in such proportion as the respective number of shares the Shareholders and each Other Holder requests to be included in such registration bears to the total number of shares the Shareholders and Other Holders request be included.  All Registrable Securities or any other securities excluded from the underwriting by reason of the underwriter’s marketing limitation shall not be included in such registration.  If a Shareholder or Other Holder of other securities entitled upon request) to be included in such registration, disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and the Other Holders of securities to be included in such registration.  The securities so withdrawn shall also be withdrawn from registration.

(b)

Any holder of Registrable Securities who desires to do so may sell Registrable Securities (in whole or in part) in an underwritten offering.  In any such underwritten offering, the underwriting arrangements with respect thereto (including the size of the offering) will be approved by the holders of a majority of the Registrable Securities to be included in such offering; provided, however, that such underwriting arrangements must be reasonably satisfactory to the Company.  No holder may participate in any underwritten offering contemplated hereby unless (a) such holder agrees to sell such holder’s Registrable Securities to be included in the underwritten offering in accordance with any approved underwriting arrangements, (b) such holder completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters (which shall be no more onerous than the lock-ups of the management of the Company) and other documents required under the terms of such approved underwriting arrangements and (c) if such holder is not then an Electing Holder, such holder returns a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(a) hereof within a reasonable amount of time before such underwritten offering.  The holders participating in any underwritten offering shall be responsible for any underwriting discounts and commissions and, subject to Section 4 hereof, expenses of their own counsel.  The Company shall pay all expenses customarily borne by issuers, including but not limited to filing fees, the fees and disbursements of its counsel and independent public accountants and any printing expenses incurred in connection with such underwritten offering.  Notwithstanding the foregoing or the provisions of Section 3(l) hereof, upon receipt of a request from the Managing Underwriter or a representative of holders of a majority of the Registrable Securities to be included in an underwritten offering to prepare and file an amendment or supplement to the Registration Statement and Prospectus in connection with an underwritten offering, the Company may delay the filing of any such amendment or supplement for up to the Maximum Delay Period if and so long as the Delay Conditions exist.

Registration Rights Agreement

Exhibit 3.1

29.

Rule 144.

The Company agrees, for so long as any Registrable Securities remain outstanding and during any period in which the Company is subject to Section 13 or 15(d) of the Exchange Act, to provide such opinions or other statements of its legal counsel and make all filings required thereby in a timely manner in order to permit resales of such Registrable Securities pursuant to Rule 144 of the Securities Act.

30.

Miscellaneous.

(a)

Remedies.  The Company acknowledges and agrees that any failure by the Company to comply with its obligations under this Agreement may result in material irreparable injury to the Purchasers or the holders of Registrable Securities for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Purchasers or any holder of Registrable Securities may obtain such relief as may be required to specifically enforce the Company’s obligations hereunder.  The Company further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

(b)

Other Registration Rights.  The Company will not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is superior to the rights granted to the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

(c)

Amendments and Waivers.  The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless the Company has obtained the written consent of holders of a majority-in-interest of the Registrable Securities (excluding Registrable Securities held by the Company or its Affiliates).  Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of holders whose Registrable Securities are being sold pursuant to a Registration Statement and that does not affect directly or indirectly the rights of other holders of Registrable Securities may be given by the holders of a majority of Registrable Securities being sold by such holders pursuant to such Registration Statement.

(d)

Notices.  All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been given if sent by registered or certified mail, first class postage prepaid, return receipt requested, to the address of the parties set forth on the signature pages of this Agreement or such other future address as may be specified by any party by notice to all of the other parties.  Such communications may also be given by personal delivery, by facsimile or by regular mail, but shall be effective only if and when actually received.

(e)

Parties in Interest.  The parties to this Agreement intend that all holders of Registrable Securities shall be entitled to receive the benefits of this Agreement and that any Electing Holder shall be bound by the terms and provisions of this Agreement by reason of such election with respect to the Registrable Securities that are included in a Registration

Registration Rights Agreement

Exhibit 3.1

Statement.  All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto and any holder from time to time of the Registrable Securities to the aforesaid extent.  In the event that any transferee of any holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be entitled to receive the benefits of and, if an Electing Holder, be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement to the aforesaid extent.

(f)

Mergers, Etc.  The Company shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to “Registrable Securities” shall be deemed to be references to the securities which the holders would be entitled to receive in exchange for Registrable Securities under any such merger, consolidation or reorganization; provided, however, that the provisions of this Agreement shall not apply in the event of any merger, consolidation or reorganization in which the Company is not the surviving corporation if the holders of Registrable Securities are entitled to receive in exchange therefor (i) cash, or (ii) securities of the acquiring corporation which may be immediately sold to the public without registration under the Securities Act.

(g)

Short Sales.  Each Shareholder hereby agrees that it will not, at any time during the Effectiveness Period, engage in short sales of Registrable Securities, short and deliver Registrable Securities to close out such short positions, or enter into transactions with broker-dealers to effect the foregoing.

(h)

Counterparts.  This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(i)

Headings.  The headings in this agreement are for convenience of reference only and shall not limit or otherwise affect the meaning, construction or interpretation hereof.

(j)

Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to provisions relating to conflicts of law to the extent the application of the laws of another jurisdiction would be required thereby.

(k)

Severability.  In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

Registration Rights Agreement

Exhibit 3.1

(l)

Survival.  The respective indemnities, agreements, representations, warranties and other provisions set forth in this Agreement or made pursuant hereto shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Electing Holder, any director, officer or partner of such holder, any agent or underwriter, any director, officer or partner of such agent or underwriter, or any controlling person of any of the foregoing, and shall survive the transfer and registration of the Registrable Securities of such holder.

(m)

Entire Agreement.  This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter hereof.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted with respect to the Registrable Securities.  This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Signature Page 1 to Registration Rights Agreement

IN WITNESS WHEREOF, the Company and the Shareholders have executed this Agreement as of the date first written above.

COMPANY:

SPECTRUM SCIENCES & SOFTWARE HOLDINGS CORP.

By:/s/ William H. Ham, Jr.

William H. Ham, Jr.

President and CEO

Address for Notice:

91 Hill Avenue

Fort Walton Beach, Florida  32548

Telecopy:  (850) 796-0924

With a copy to:

Squire, Sanders & Dempsey L.L.P.

Two Renaissance Square

40 North Central Avenue, Suite 2700

Phoenix, Arizona  85004

Attn:  Christopher D. Johnson, Esq.

Telecopy:  (602) 253-8129

SHAREHOLDERS:

/s/ Darryl K. Horne

Darryl K. Horne

Address for Notice:

1732 Brookside Lane
Vienna, Virginia 22182

With a copy to:

DLA Piper Rudnick Gray Cary US LLP

1775 Wiehle Avenue, Suite 400

Reston, Virginia 20190-5159

Attention to: William A. Smith, II

Telecopy: (703) 773-5019

Signature Page 2 to Registration Rights Agreement

Exhibit 3.1

/s/ Charlene H. Horne

Charlene H. Horne

Address for Notice:

1732 Brookside Lane
Vienna, Virgina 22182

With a copy to:

DLA Piper Rudnick Gray Cary US LLP

1775 Wiehle Avenue, Suite 400

Reston, Virginia 20190-5159

Attention to: William A. Smith, II

Telecopy: (703) 773-5019

/s/ Michael Megless

Michael Megless

Address for Notice:

P.O. Box 3102

Warrenton, Virginia  20188

With a copy to:

DLA Piper Rudnick Gray Cary US LLP

1775 Wiehle Avenue, Suite 400

Reston, Virginia 20190-5159

Attention to: William A. Smith, II

Telecopy: (703) 773-5019

Exhibit A to Registration Rights Agreement

Exhibit A

Form of Notice and Questionnaire

Exhibit 3.1

Exhibit B

PLAN OF DISTRIBUTION

We are registering the shares of common stock issued to the selling stockholders and to permit the resale of these shares of common stock by the holders of the common stock from time to time after the date of this prospectus.  We will not receive any of the proceeds from the sale by the selling stockholders of the shares of common stock.  We will bear all fees and expenses incident to our obligation to register the shares of common stock.

The selling stockholders may sell all or a portion of the shares of common stock beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents.  If the shares of common stock are sold through underwriters or broker-dealers, the selling stockholders will be responsible for underwriting discounts or commissions or agent's commissions.  The shares of common stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices.  These sales may be effected in transactions, which may involve crosses or block transactions,

•

on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

•

in the over-the-counter market;

•

in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

•

through the writing of options, whether such options are listed on an options exchange or otherwise;

•

ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•

block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•

purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•

an exchange distribution in accordance with the rules of the applicable exchange;

•

privately negotiated transactions;

•

broker-dealers may agree with the selling securityholders to sell a specified number of such shares at a stipulated price per share;

•

a combination of any such methods of sale; and

Exhibit 3.1

•

any other method permitted pursuant to applicable law.

If the selling stockholders effect such transactions by selling shares of common stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling stockholders or commissions from purchasers of the shares of common stock for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved).  In connection with sales of the shares of common stock or otherwise, the selling stockholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of common stock in the course of hedging in positions they assume.  The selling stockholders may also loan or pledge shares of common stock to broker-dealers that in turn may sell such shares.

The selling stockholders may pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended, amending, if necessary, the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.  The selling stockholders also may transfer and donate the shares of common stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The selling stockholders and any broker-dealer participating in the distribution of the shares of common stock may be deemed to be "underwriters" within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act.  At the time a particular offering of the shares of common stock is made, a prospectus supplement, if required, will be distributed which will set forth the aggregate amount of shares of common stock being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling stockholders and any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers.

Under the securities laws of some states, the shares of common stock may be sold in such states only through registered or licensed brokers or dealers.  In addition, in some states the shares of common stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

There can be no assurance that any selling stockholder will sell any or all of the shares of common stock registered pursuant to the shelf registration statement, of which this prospectus forms a part.

Exhibit 3.1

The selling stockholders and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of common stock by the selling stockholders and any other participating person.  Regulation M may also restrict the ability of any person engaged in the distribution of the shares of common stock to engage in market-making activities with respect to the shares of common stock.  All of the foregoing may affect the marketability of the shares of common stock and the ability of any person or entity to engage in market-making activities with respect to the shares of common stock.

We will pay all expenses of the registration of the shares of common stock pursuant to the registration rights agreement, estimated to be $[     ] in total, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or "blue sky" laws; provided, however, that a selling stockholder will pay all underwriting discounts and selling commissions, if any.  We will indemnify the selling stockholders against liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreements, or the selling stockholders will be entitled to contribution.  We may be indemnified by the selling stockholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling stockholder specifically for use in this prospectus, in accordance with the related registration rights agreements, or we may be entitled to contribution.

Once sold under the shelf registration statement, of which this prospectus forms a part, the shares of common stock will be freely tradable in the hands of persons other than our affiliates.

Horne Employment Agreement

Exhibit 10.1

EMPLOYMENT AGREEMENT

THIS AGREEMENT (the “Agreement”) is made and entered into as of May 11, 2005, by and between Spectrum Sciences & Software Holdings Corp., a Delaware corporation (the “Company”), and Darryl Horne (the “Executive”), and shall become effective upon the filing with the Securities and Exchange Commission of the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2005 (the “Effective Date”).

In consideration of the mutual covenants herein contained and of the mutual benefits herein provided, the Company and the Executive agree as follows:

1.

Term of Employment.  The Company will employ Executive and Executive accepts employment by the Company on the terms and conditions herein contained for a period (the “Employment Period”) provided in Section 4.

2.

Duties and Functions.

(a)

(1)

The Executive shall be employed as the Chief Executive Officer and President (jointly referred to herein as “CEO”) of the Company and shall oversee, direct and manage all of the day-to-day operations of the Company.  The Executive shall report directly to the Company’s Board of Directors (the “Board”).

(2)

The Executive agrees to undertake the duties and responsibilities commensurate with the position of CEO, which may encompass different or additional duties as may, from time to time, be reasonably assigned by the Board, and the duties and responsibilities undertaken by the Executive may be reasonably altered or modified from time to time by the Board, so long as the Executive’s responsibilities as CEO are not materially reduced, and his reporting relationship is not materially altered or modified in an adverse way.

(b)

During the Employment Period, the Executive will devote substantially all of his time and efforts to the business of the Company and will not engage in consulting work or any trade or business for his own account or for or on behalf of any other person, firm or corporation.  Notwithstanding the foregoing, the Executive may engage in charitable activities for reasonable periods of time each month so long as such activities do not materially interfere with the Executive’s responsibilities under this Employment Agreement.

(c)

Concurrent with the execution and delivery of  this Agreement, the Company agrees to secure the Executive’s election to the Board.   The Company agrees to use its best efforts to maintain the Executive’s continued Board membership for the entire Employment Period.  Upon termination of the employment relationship under this Agreement for any reason, the Executive shall be deemed to have resigned his position as an officer of the Company or any subsidiaries thereof, and as a member of the Board, the boards of directors of any subsidiaries thereof and any committees of such boards, effective on the date of termination.

(a)

5

(b)

Horne Employment Agreement

Exhibit 3.1

3.

Compensation.

(a)

Base Salary:  As compensation for his services hereunder during the Executive’s employment as CEO, the Company agrees to pay the Executive a base salary at the rate of Three Hundred and Seventy-five Thousand Dollars ($375,000) per annum, payable in accordance with the Company’s normal payroll schedule, or on such other periodic basis as may be mutually agreed.  The Company may withhold from any amounts payable under this Agreement for such federal, state or local taxes as shall be required to be withheld pursuant to any applicable law or regulation.  In no event shall Executive’s salary be reduced below his current salary (or, subsequent to any increases, below his then current salary) during the Employment Period.

Executive’s salary shall be subject to annual review by the Board at or before the meeting of the Company’s board of directors held in connection with the annual general meeting of shareholders, based on corporate policy and contributions made by Executive to the Company.  Any annual salary increase will take effect on the respective anniversary date of this Agreement.

(b)

Bonus:  Executive shall receive a one-time cash bonus equal to six percent (6%) of the Company’s EBITDA for FY2005 in excess of $3,400,000 (the “2005 Bonus”); for purposes of calculating the 2005 Bonus, the Company’s EBITDA for FY2005 shall be based on the Company’s 2005 year-end audited consolidated financial statements prepared in accordance with generally accepted accounting principles (GAAP) applied on a consistent basis (the “2005 Audit”).  The 2005 Bonus shall be paid to Executive not later than ten (10) business days after completion of the 2005 Audit.  Subsequent annual bonuses may be granted by the Board on terms to be agreed between the Board and Executive.

During the term of his employment, as determined by the Board, acting in its discretion, the Executive shall be eligible to participate in any other executive bonus or benefit program that the Company may develop and offer to other executives from time to time.

(c)

Participation in Equity Award Program:  To the extent the Company establishes or may, from time to time, establish at any period in the future, an incentive program that permits, allows, or provides for awards of stock, restricted stock, or options in the Company, or similar incentive equity interests, the Executive shall be eligible to participate in such program as determined by the Board, acting in its discretion, including, without limitation the one million (1,000,000) options to purchase shares of common stock of the Company for $1.65 per share (the “Merger Options”) awarded to Executive in connection with that certain merger transaction between Horne Engineering Services, Inc. and the Company (the “Merger Transaction”), as provided in Section 7.4 of that certain Merger Agreement dated April 14, 2005 by and among the Company, Horne Engineering Services, Inc. and certain other parties including the Executive (the “Merger Agreement”).

(d)

Other Expenses:  In addition to the compensation provided for above, the Company agrees to pay or to reimburse the Executive during his employment for all reasonable, ordinary, and necessary, properly vouchered, client-related business or entertainment expenses incurred in the performance of his services hereunder in accordance with Company policy in

(a)

6

(b)

Horne Employment Agreement

Exhibit 3.1

effect from time to time.  The Executive shall submit vouchers and receipts for all expenses for which reimbursement is sought.

(e)

Vacation:  During each calendar year, the Executive shall be entitled to five (5) weeks of paid vacation per year.  To the extent that he is unable to take any part of this vacation during a particular calendar year, it shall be carried over and shall not affect his vacation during any subsequent year; provided, however, that the Executive may not carry forward more than one (1) week of unused vacation days from any year of this Agreement to the next.

(f)

Fringe Benefits:  In addition to his compensation provided by the foregoing, the Executive shall be entitled to the benefits available generally to Company employees pursuant to Company programs, including, by way of illustration, personal leave, paid holidays, sick leave, retirement, disability, dental, vision, group life, health, accident, disability or hospitalization insurance plans, pension plans and retirement plans of the Company which may now or, if not terminated, shall hereafter be in effect, or in any other or additional such programs which may be established by the Company, as and to the extent any such programs are or may from time to time be in effect, as determined by the Company and the terms hereof, provided, however, that, to the extent the Company amends, reduces or completely terminates any of the group life, health, accident, disability or hospitalization insurance plans, pension plans and retirement plans in effect as of the date this Agreement initially becomes effective (the “Initial Benefits”) in a manner that adversely affects these benefits for Executive, the Company agrees that it will replace these Initial Benefits with and/or take any and all steps otherwise necessary to ensure that Executive obtains comparable replacement benefits at the level of, the same cost as, and under terms and conditions no less favorable than those provided under the Initial Benefits.

(g)

Car Allowance.  Executive shall be eligible for a monthly car allowance in an amount consistent with past practice, which Executive may use to cover the costs of a car as he sees fit, including but not limited to lease or loan payments, insurance premiums, and/or maintenance or fuel expenses.

4.

Employment Period; Termination.

(a)

The Executive’s employment under this Agreement shall commence on the Effective Date and shall continue thereafter unabated until terminated upon the earlier to occur of the following events:  (i) the close of business on the fifth (5th) anniversary of this Agreement (with the initial five (5) year term of this Agreement being referred to herein as the “Initial Term”) or (ii) otherwise as provided below, provided, however, that, on the fifth anniversary of the date of this Agreement, and on every subsequent annual anniversary, and unless either party has given the other party written notice at least sixty (60) days prior to the such anniversary date, the term of this Agreement and the Employment Period shall be renewed for a term ending one (1) year subsequent to such date (each such one-year term shall be referred to herein as a “Renewal Term”), unless sooner terminated as provided herein.  For the purposes of this Agreement, the Initial Term and each Renewal Term shall collectively be referred to as the “Employment Period”.

(a)

7

(b)

Horne Employment Agreement

Exhibit 3.1

(b)

(i)  Notwithstanding the provisions of Section 4(a) above, the Executive may terminate the employment relationship at any time for any reason by giving the Company written notice at least thirty (30) days prior to the effective date of termination.  Unless otherwise provided herein, all compensation and benefits paid by the Company to the Executive shall cease upon his last day of employment; provided, however, that if the Company terminates Executive’s employment for any reason other than for Cause (as defined below) or if the Executive terminates his employment for “Good Reason” pursuant to the terms and conditions set forth below, the Company will continue to pay the Executive’s base salary, bonus compensation and any and all fringe/medical benefits as provided for in Section 3(f) (collectively, the “Fringe Benefits”) for a period of twelve (12) months from the effective date of such termination without Cause or for Good Reason, and Executive’s interest in any stock options, restricted stock or other equity interest in the Company for which he is or has become eligible under the terms of any applicable stock option or restricted stock plan or agreement or for which he was scheduled to become eligible at any time during the then applicable Employment Period, including, without limitation, the Merger Options (collectively, the “Options”) shall fully vest on the effective date of Executive’s termination without Cause or for Good Reason and otherwise shall thereafter be exercisable by Executive subject to the terms and conditions contained therein.  In addition, the Company shall pay Executive, within ten (10) calendar days from the effective date of such termination without Cause or for Good Reason any and all accrued but unpaid salary, bonus and reimbursable expenses and payment for any unused vacation days, in each case through the effective date of termination without Cause or for Good Reason.  Subject to the provisions detailed below, upon thirty (30) days’ written notice to the Company of his intent to terminate the Agreement, Executive shall have the right to terminate his employment under this Agreement for “Good Reason.”  For purposes of this Agreement, “Good Reason” is defined as any one of the following: (i) Company’s material breach of any provision of this Agreement; (ii) any material adverse change in Executive’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities, or any other action by the Company made without Executive’s permission (other than a change due to Executive’s Permanent Disability or as an accommodation under the Americans With Disabilities Act) which results in: (A) a diminution in any material respect in Executive’s position, authority, duties, responsibilities or compensation, which diminution continues in time over at least thirty (30) calendar days, such that it constitutes an effective demotion; or (B) a material diversion from Executive’s performance of the functions of Executive’s position (including but not necessarily limited to Executive’s authority to hire, direct, and/or fire employees, Executive’s authority to oversee the general direction and focus of the Company), excluding for this purpose material adverse changes made with Executive’s written consent or due to Executive’s termination For Cause or termination by Executive without Good Reason; (iii) relocation of the Company’s headquarters and/or Executive’s regular work address outside of the Fairfax, Virginia area without Executive’s prior written consent; or (iv) the Company’s failure to comply with the covenant contained in Section 7.8 of the Merger Agreement by the Compliance Date (as defined in the Merger Agreement); provided, however, that none of the foregoing shall constitute Good Reason unless Executive shall have provided the Company with written notice of its alleged actions constituting Good Reason (which notice shall specify in reasonable detail the particulars of such Good Reason) and Company has not cured any such alleged Good Reason or substantially commenced its effort to cure such breach within fourteen (14) calendar days of Company’s

(a)

8

(b)

Horne Employment Agreement

Exhibit 3.1

receipt of such written notice; and provided, further, that Executive may not terminate for Good Reason pursuant to clause (iv), above, if failure to comply results primarily from factors beyond the Company’s reasonable control that persist notwithstanding the Company’s compliance with the reasonable best efforts covenant contained in Section 7.8 of the Merger Agreement.

(c)

If the Executive’s employment is terminated for “Cause” (as defined below), the Executive shall be entitled to receive any accrued but unpaid salary, bonus and reimbursable expenses, and payment for any then unused vacation days, through the date of termination.  For purposes of this Agreement, “Cause” shall be defined as follows: (i) Executive’s conviction of, or plea of guilty to, a felony (other than a felony resulting from a traffic violation); (ii)  Executive’s willful refusal to abide by or comply with the lawful directives of the Board; or (iii) Executive’s willful and material dishonesty, fraud, or misconduct with respect to the business or affairs of the Company.  Anything herein to the contrary notwithstanding, prior to terminating Executive’s employment under this Agreement based upon (b) or (c) above, the Company shall give the Executive written notice setting forth the exact nature of any alleged breach or alleged refusal, and the conduct required to cure such breach or refusal.  The Executive shall have fourteen (14) calendar days from the giving of such notice within which to cure, or to commence and continue to pursue the cure.  In any case, “cause” shall not be found to exist absent a majority vote of the non-interested members of the Board of Directors (defined as all of the members of the Board at the relevant time, excluding Executive) at a formal Board meeting called for this purpose, with Executive being provided ten (10) days advance written notice of the meeting of the Board at which such a vote is scheduled to be taken, and Executive and, at his election, counsel for Executive being permitted to address the Board on the issue of any alleged material breach of the Employment Agreement at such meeting.  Notwithstanding termination of Executive’s employment for Cause, all of Executive’s Options shall thereafter remain in effect subject to the terms and conditions contained therein, except for those Options which by their express terms expire upon termination of Executive’s employment.

For purposes of this Section, no act, or failure to act, on Executive’s part shall be considered “willful” unless done or omitted to be done by Executive intentionally and without reasonable belief that Executive’s action or omission was in the best interest of the Company.

(d)

To the extent permissible by applicable law, in the event the Executive becomes permanently disabled during the Employment Period, the Company may terminate this Agreement by giving thirty (30) calendar days notice to the Executive of its intent to terminate, and unless the Executive resumes performance of the duties set forth in Section 2 within ten (10) calendar days of the date of the notice and continues performance for the remainder of the notice period, this Agreement shall terminate at the end of the thirty (30) calendar day notice period.  If the Executive is terminated pursuant to this Section 4(e), he shall be entitled to receive severance pay in an amount equal to three (3) months of then current salary, less all applicable withholding and deductions; Executive shall be entitled to receive all bonuses, stock options and the Fringe Benefits as if Executive’s employment had continued through the three (3) month period following termination; and Executive’s interest in any Options shall fully vest on the effective date of his termination under this Section and shall be exercisable by the Executive for a period of one (1) year after the effective date of his termination under this Section.  This severance pay

(a)

9

(b)

Horne Employment Agreement

Exhibit 3.1

shall be payable in accordance with the Company’s normal payroll schedule, or on such other periodic basis as may be mutually agreed upon, from the effective date of his termination, as if Executive’s employment had continued during the three (3) month severance period.  “Permanently disabled” for the purposes of this Agreement means the inability, due to physical or mental ill health, to perform the Executive’s duties for one hundred twenty (120) days during any one employment year, irrespective of whether such days are consecutive.  In the event of any dispute under this Section, the Executive shall submit to a physical examination by a licensed physician mutually satisfactory to the Company and the Executive, the cost of such examination to be paid by the Company, and the determination of such physician shall be determinative.

(e)

This Agreement will terminate immediately upon the Executive’s death and the Company shall not have any further liability or obligation to the Executive, his executors, heirs, assigns or any other person claiming under or through his estate, except that Executive’s estate shall receive any accrued but unpaid salary or bonuses accrued or payable to Executive through the effective date of his termination under this Section, and Executive’s interest in any Options shall fully vest on the effective date of his termination under this Section and shall be exercisable by the Executive’s estate for a period of one (1) year after the effective date of his termination under this Section.  In addition, the Company shall pay an amount equal to three (3) months of salary, less all applicable withholding and deductions, to Executive’s estate in a lump sum payment, within fifteen (15) calendar days after Executive’s death.

(f)

The Company expressly acknowledges and agrees that, in the event Executive is terminated for any reason at any time prior to the second anniversary of the closing of the Merger Transaction, the terms and conditions of the Merger Agreement, including without limitation, the Make Whole provision contained in Section 7.3 of the Merger Agreement, shall survive the termination of such employment relationship, and Executive shall be entitled to all of the rights, benefits and privileges contemplated therein; nothing herein is intended to suggest that any obligations imposed on the Company in the Merger Agreement, other than the employment obligations addressed herein, shall terminate or otherwise be affected in the event of the termination of Executive’s employment under this Agreement.

5.

Non-Compete; Non-Solicitation.  The Executive agrees and acknowledges that, in connection with his employment with the Company, he will be provided with access to and become familiar with confidential and proprietary information and trade secrets belonging to the Company.  Executive further acknowledges and agrees that, given the nature of this information, it is likely that such information would inevitably be used or revealed, either directly or indirectly, in any subsequent employment with a competitor of the Company in any position comparable to the position he holds with the Company under this Agreement.  Under these circumstances, and in consideration of his employment with the Company pursuant to this Agreement, and other good and valuable consideration, the receipt of which is hereby acknowledged, Executive agrees that, while he is in the employ of the Company and (a) for a period of one (1) year after termination of his employment without Cause or for Good Reason, above or (b) for a period of two (2) years after termination of his employment for Cause or without Good Reason, Executive shall not, either on his own behalf or on behalf of any third party, except on behalf of the Company, directly or indirectly:

(a)

10

(b)

Horne Employment Agreement

Exhibit 3.1

(i)

Other than through his ownership of stock of the Company, directly or indirectly, own, manage, operate, join, control, finance or participate in the ownership, management, operation, control, or financing of, or be connected as a proprietor, partner, stockholder, officer, director, principal, agent, representative, joint venturer, investor, lender, consultant or otherwise with, or use or permit his name to be used in connection with, any business or enterprise engaged directly or indirectly in competition with the business conducted by the Company at any time during such period, and any other business that the Company engaged in or planned to engage in that Executive is or has been directly involved with at any time during the twelve (12) month period leading up to the end of the Employment Term (the “Business”).  The foregoing restriction shall not be construed to prohibit the ownership by Employee as a passive investment of not more than five percent (5%) of any class of securities of any corporation engaged in any of the foregoing businesses having a class of securities registered pursuant to the Securities Exchange Act of 1934, as amended.

(ii)

Attempt in any manner to solicit from any entity that is a current client or customer of the Company at the time of his termination business of the type performed by the Company, or to persuade any client or customer of the Company to cease to do business or to reduce the amount of business which any such client or customer has customarily done or actively contemplates doing with the Company.

(iii)

Recruit, solicit, induce, or attempt to recruit, solicit, or induce, any employee or employees of the Company or its affiliates to terminate their employment with, or otherwise cease their relationship with, the Company or its affiliates.

(b)

The parties agree that the relevant public policy aspects of covenants not to compete have been discussed, and that every effort has been made to limit the restrictions placed upon the Executive to those that are reasonable and necessary to protect the Company's legitimate interests.

(c)

If any restriction set forth in this Section 5 is found by any arbitrator or court of competent jurisdiction to be unenforceable because it extends for too long a period of time or over too great a range of activities or geographic area, it shall be interpreted or reformed in such jurisdiction to extend over the maximum period of time, range of activities or geographic areas as to which it may be enforceable.  Any such re-interpretation or reformation of this Section 5 mandated by an arbitrator of court in one jurisdiction shall not be deemed to affect the interpretation of the terms of this Section 5 in any other jurisdiction.  Any such modification, re-interpretation, or reformation in any jurisdiction shall not modify, reform, invalidate, or otherwise render unenforceable this Section 5 in any other jurisdiction.

(a)

11

(b)

Horne Employment Agreement

Exhibit 3.1

(d)

The restrictions contained in this Section 5 are necessary for the protection of the business and goodwill of the Company and/or its affiliates and are considered by the Executive to be reasonable for such purposes.  The Executive agrees that any material breach of this Section 5 will cause the Company and/or its affiliates substantial and irrevocable damage and, therefore, in the event of any such breach, in addition to such other remedies which may be available, the Company shall have the right to seek specific performance and injunctive relief.  Executive acknowledges that, based upon his education, experience, and training, this non-competition provision will not prevent him from earning a livelihood and supporting himself and his family during the relevant time period.

(e)

The provisions of this Section 5 shall survive termination of this Agreement.

6.

Non-Disparagement.  Following the date of this Agreement and regardless of any dispute that may arise in the future, the Executive and the Company jointly and mutually agree that they will not disparage, criticize or make statements which are negative, detrimental or injurious to the other to any individual, company or client, including within the Company.

7.

Binding Agreement.  This Agreement shall be binding upon and inure to the benefit of the parties hereto, their heirs, personal representatives, successors and assigns.  In the event the Company is acquired, is a non surviving party in a merger, or transfers substantially all of its assets, this Agreement shall not be terminated and the transferee or surviving company shall be bound by the provisions of this Agreement.  The parties understand that the obligations of the Executive are personal and may not be assigned by him.

8.

Entire Agreement.  This Agreement contains the entire understanding of the Executive and the Company with respect to employment of the Executive and supersedes any and all prior understandings, written or oral.  This Agreement may not be amended, waived, discharged or terminated orally, but only by an instrument in writing, specifically identified as an amendment to this Agreement, and signed by all parties.  By entering into this Agreement, the Executive certifies and acknowledges that he has carefully read all of the provisions of this Agreement and that he voluntarily and knowingly enters into said Agreement.

9.

Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be deemed severable from the remainder of this Agreement, and the remaining provisions contained in this Agreement shall be construed to preserve to the maximum permissible extent the intent and purposes of this Agreement.  Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.

Governing Law.  This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

11.

Notices.  Any notice provided for in this Agreement shall be provided in writing.  Notices shall be effective from the date of service, if served personally on the party to whom

(a)

12

(b)

Horne Employment Agreement

Exhibit 3.1

notice is to be given, or on the second day after mailing, if mailed by first class mail, postage prepaid.  Notices shall be properly addressed to the parties at their respective addresses or to such other address as either party may later specify by notice to the other.

12.

Dispute Resolution.  The parties agree that any controversy, claim or dispute arising out of or relating to this Agreement, or the breach thereof, except as discussed herein, or arising out of or relating to the employment of the Executive, or the termination thereof, including any statutory or common law claims under federal, state, or local law, such as laws prohibiting discrimination in the workplace, shall be resolved by arbitration in Fairfax County, Virginia in accordance with the Employment Dispute Resolution Rules of the American Arbitration Association.  The parties agree that any award rendered by the arbitrator shall be final and binding, and that judgment upon the award may be entered in any court having jurisdiction thereof.  The Company agrees to pay the arbitration fee and any and all filing fees associated therewith; provided, however, that the prevailing party in any arbitration hereunder shall be entitled to reimbursement for its legal fees and fees paid to the arbitrator by such prevailing party.  In the event of a dispute between the parties regarding Executive’s entitlement to any bonus, severance or other compensation, benefits or entitlements under this Agreement, the Company agrees that, upon commencement of any legal proceeding arising out of such dispute, it will either (i) place an amount equal to the amount in dispute in an interest-bearing escrow account mutually agreeable to the parties, or (ii) shall deliver to the Executive an irrevocable letter of credit containing terms, including those relating to the accrual of interest, mutually agreeable to the parties.  In the event that the Company fails to do so, Executive shall be entitled to seek injunctive relief ordering the Company to deposit the money in escrow during the pendency of the relevant legal proceeding, and the proceeding seeking injunctive relief may be instituted in, and both the Company and Executive consent to jurisdiction within, the Commonwealth of Virginia, without giving effect to the principles of conflicts of law thereof.

13.

Indemnification.

(a)

Corporate Acts.  In his capacity as a director, manager, officer, or employee of the Company or serving or having served any other entity as a director, manager, officer, or Executive at the Company’s request, Executive shall be indemnified and held harmless by the Company to the fullest extent allowed by law, the Company’s charter and by-laws, from and against any and all losses, claims, damages, liabilities, expenses (including legal fees and expenses), judgments, fines, settlements and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, in which Executive may be involved, or threatened to be involved, as a party or otherwise by reason of Executive’s status, which relate to or arise out of the Company, their assets, business or affairs, if in each of the foregoing cases, (i) Executive acted in good faith and in a manner Executive believed to be in, or not opposed to, the best interests of the Company, and, with respect to any criminal proceeding, had no reasonable cause to believe Executive’s conduct was unlawful, and (ii) Executive’s conduct did not constitute gross negligence or willful or wanton misconduct (and the Company shall also advance expenses as incurred to the fullest extent permitted under applicable law, provided Executive provides an undertaking to repay advances if it is ultimately determined that Executive is not entitled to indemnification). The Company shall advance all expenses incurred by Executive in connection with the investigation, defense,

(a)

13

(b)

Horne Employment Agreement

Exhibit 3.1

settlement or appeal of any civil or criminal action or proceeding referenced in this Section, including but not necessarily limited to legal counsel, expert witnesses or other litigation-related expenses.  Executive shall be entitled to coverage under the Company’s directors and officers liability insurance policy in effect at any time in the future to no lesser extent than any other officers or directors of the Company.  After Executive is no longer employed by the Company, the Company shall keep in effect the provisions of this Section, which provision shall not be amended except as required by applicable law or except to make changes permitted by law that would enlarge the right of indemnification of Executive.  Notwithstanding anything herein to the contrary, the provisions of this Section shall survive the termination of this Agreement and the termination of the Period of Employment for any reason.

(b)

Personal Guarantees.  The Company shall indemnify and hold harmless the Executive for any liability incurred by him by reason of his execution of any personal guarantee for the Company’s benefit (including but not limited to personal guarantees in connection with office or equipment leases, commercial loans or promissory notes).

14.

Miscellaneous.

(a)

No delay or omission by either party in exercising any right under this Agreement shall operate as a waiver of that or any other right.  A waiver or consent given by one party on any one occasion shall be effective only in that instance and shall not be construed as a bar or waiver of any right on any other occasion.

(b)

The captions of the sections of this Agreement are for convenience of reference only and in no way define, limit or affect the scope or substance of any section of this Agreement.

(c)

Any rights of Executive hereunder shall be in addition to any rights Executive may otherwise have under written benefit plans or agreements of the Company to which he is a party or in which he is a participant, including, but not limited to, any Company sponsored written employee benefit plans, stock option plans, grants and agreements.

(d)

Notwithstanding any provision to the contrary contained herein, any and all matters assigned, retained, reserved and/or otherwise to be addressed by the Board hereunder shall delegated by the Board to its duly constituted Compensation Committee immediately upon the charter and formation thereof as required in Section 7.8 of the Merger Agreement.

[Signature page to D. Horne Employment Agreement]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered under seal, by its authorized officers or individually, on the date first identified above.

SPECTRUM SCIENCES &

SOFTWARE HOLDINGS CORP.

By:  /s/ William H. Ham, Jr.

Name:

William H. Ham, Jr.

Title:

President and Chief Executive Officer

DARRYL HORNE

/s/ Darryl Horne

Megless Employment Agreement

Exhibit 10.2

EMPLOYMENT AGREEMENT

THIS AGREEMENT (the “Agreement”) is made and entered into as of May 11, 2005, by and between Spectrum Sciences & Software Holdings Corp., a Delaware corporation (the “Company”), and Michael Megless (the “Executive”), and shall become effective upon the filing with the Securities and Exchange Commission of the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2005 (the “Effective Date”).

In consideration of the mutual covenants herein contained and of the mutual benefits herein provided, the Company and the Executive agree as follows:

1.

Term of Employment.  The Company will employ Executive and Executive accepts employment by the Company on the terms and conditions herein contained for a period (the “Employment Period”) provided in Section 4.

2.

Duties and Functions.

(a)

(1)

The Executive shall be employed as the Chief Financial Officer (the “CFO”) of the Company.  The Executive shall report directly to the Company’s Board of Directors (the “Board”).

(2)

The Executive agrees to undertake the duties and responsibilities commensurate with the position of CFO, which may encompass different or additional duties as may, from time to time, be reasonably assigned by the Board, and the duties and responsibilities undertaken by the Executive may be reasonably altered or modified from time to time by the Board, so long as the Executive’s responsibilities as CFO are not materially reduced, and his reporting relationship is not materially altered or modified in an adverse way.

(b)

During the Employment Period, the Executive will devote substantially all of his time and efforts to the business of the Company and will not engage in consulting work or any trade or business for his own account or for or on behalf of any other person, firm or corporation.  Notwithstanding the foregoing, the Executive may engage in charitable activities for reasonable periods of time each month so long as such activities do not materially interfere with the Executive’s responsibilities under this Employment Agreement.

(c)

Concurrent with the execution and delivery of  this Agreement, the Company agrees to secure the Executive’s election to the Board.  The Company agrees to use its best efforts to maintain the Executive’s continued Board membership for the entire Employment Period.  Upon termination of the employment relationship under this Agreement for any reason, the Executive shall be deemed to have resigned his position as an officer of the Company or any subsidiaries thereof, and as a member of the Board, the boards of directors of any subsidiaries thereof and any committees of such boards, effective on the date of termination.

(c)

16

(d)

Megless Employment Agreement

Exhibit 3.1

3.

Compensation.

(a)

Base Salary:  As compensation for his services hereunder, during the Executive’s employment as CFO, the Company agrees to pay the Executive a base salary at the rate of Two Hundred and Sixty Thousand Dollars ($260,000) per annum, payable in accordance with the Company’s normal payroll schedule, or on such other periodic basis as may be mutually agreed.  The Company may withhold from any amounts payable under this Agreement for such federal, state or local taxes as shall be required to be withheld pursuant to any applicable law or regulation.  In no event shall Executive’s salary be reduced below his current salary (or, subsequent to any increases, below his then current salary) during the Employment Period.

Executive’s salary shall be subject to annual review by the Board at or before the meeting of the Company’s board of directors held in connection with the annual general meeting of shareholders, based on corporate policy and contributions made by Executive to the Company.  Any annual salary increase will take effect on the respective anniversary date of this Agreement.

(b)

Bonus:  Executive shall receive a one-time cash bonus equal to four percent (4%) of the Company’s EBITDA for FY2005 in excess of $3,400,000 (the “2005 Bonus”); for purposes of calculating the 2005 Bonus, the Company’s EBITDA for FY2005 shall be based on the Company’s 2005 year-end audited consolidated financial statements prepared in accordance with generally accepted accounting principles (GAAP) applied on a consistent basis (the “2005 Audit”).  The 2005 Bonus shall be paid to Executive not later than ten (10) business days after completion of the 2005 Audit.  Subsequent annual bonuses may be granted by the Board on terms to be agreed between the Board and Executive.

During the term of his employment, as determined by the Board, acting in its discretion, the Executive shall be eligible to participate in any other executive bonus or benefit program that the Company may develop and offer to other executives from time to time.

(c)

Participation in Equity Award Program:  To the extent the Company establishes or may, from time to time, establish at any period in the future, an incentive program that permits, allows, or provides for awards of stock, restricted stock, or options in the Company, or similar incentive equity interests, the Executive shall be eligible to participate in such program as determined by the Board, acting in its discretion.

(d)

Other Expenses:  In addition to the compensation provided for above, the Company agrees to pay or to reimburse the Executive during his employment for all reasonable, ordinary, and necessary, properly vouchered, client-related business or entertainment expenses incurred in the performance of his services hereunder in accordance with Company policy in effect from time to time.  The Executive shall submit vouchers and receipts for all expenses for which reimbursement is sought.

(e)

Vacation:  During each calendar year, the Executive shall be entitled to five (5) weeks of paid vacation per year.  To the extent that he is unable to take any part of this vacation during a particular calendar year, it shall be carried over and shall not affect his vacation during any subsequent year; provided, however, that the Executive may not carry

(e)

17

(f)

Megless Employment Agreement

Exhibit 3.1

forward more than one (1) week of unused vacation days from any year of this Agreement to the next.

(f)

Fringe Benefits:  In addition to his compensation provided by the foregoing, the Executive shall be entitled to the benefits available generally to Company employees pursuant to Company programs, including, by way of illustration, personal leave, paid holidays, sick leave, retirement, disability, dental, vision, group life, health, accident, disability or hospitalization insurance plans, pension plans and retirement plans of the Company which may now or, if not terminated, shall hereafter be in effect, or in any other or additional such programs which may be established by the Company, as and to the extent any such programs are or may from time to time be in effect, as determined by the Company and the terms hereof, provided, however, that, to the extent the Company amends, reduces or completely terminates any of the group life, health, accident, disability or hospitalization insurance plans, pension plans and retirement plans in effect as of the date this Agreement initially becomes effective (the “Initial Benefits”) in a manner that adversely affects these benefits for Executive, the Company agrees that it will replace these Initial Benefits with and/or take any and all steps otherwise necessary to ensure that Executive obtains comparable replacement benefits at the level of, the same cost as, and under terms and conditions no less favorable than those provided under the Initial Benefits.

(g)

Car Allowance.  Executive shall be eligible for a monthly car allowance in an amount consistent with past practice, which Executive may use to cover the costs of a car as he sees fit, including but not limited to lease or loan payments, insurance premiums, and/or maintenance or fuel expenses.

4.

Employment Period; Termination.

(a)

The Executive’s employment under this Agreement shall commence on Effective Date and shall continue thereafter unabated until terminated upon the earlier to occur of the following events:  (i) the close of business on the third (3rd) anniversary of this Agreement (with the initial three (3) year term of this Agreement being referred to herein as the “Initial Term”) or (ii) otherwise as provided below, provided, however, that, on the third anniversary of the date of this Agreement, and on every subsequent annual anniversary, and unless either party has given the other party written notice at least sixty (60) days prior to the such anniversary date, the term of this Agreement and the Employment Period shall be renewed for a term ending one (1) year subsequent to such date (each such one-year term shall be referred to herein as a “Renewal Term”), unless sooner terminated as provided herein.  For the purposes of this Agreement, the Initial Term and each Renewal Term shall collectively be referred to as the “Employment Period”.

(b)

(i)  Notwithstanding the provisions of Section 4(a) above, the Executive may terminate the employment relationship at any time for any reason by giving the Company written notice at least thirty (30) days prior to the effective date of termination.  Unless otherwise provided herein, all compensation and benefits paid by the Company to the Executive shall cease upon his last day of employment; provided, however, that if the Company terminates Executive’s employment for any reason other than for Cause (as defined below) or if the Executive

(g)

18

(h)

Megless Employment Agreement

Exhibit 3.1

terminates his employment for “Good Reason” pursuant to the terms and conditions set forth below, the Company will continue to pay the Executive’s base salary, bonus compensation and any and all fringe/medical benefits as provided for in Section 3(f) (collectively, the “Fringe Benefits”) for a period of six (6) months from the effective date of such termination without Cause or for Good Reason, and Executive’s interest in any stock options, restricted stock or other equity interest in the Company for which he is or has become eligible under the terms of any applicable stock option or restricted stock plan or agreement or for which he was scheduled to become eligible at any time during the then applicable Employment Period (collectively, the “Options”) shall fully vest on the effective date of Executive’s termination without Cause or for Good Reason and otherwise shall thereafter be exercisable by Executive subject to the terms and conditions contained therein.  In addition, the Company shall pay Executive, within ten (10) calendar days from the effective date of such termination without Cause or for Good Reason any and all accrued but unpaid salary, bonus and reimbursable expenses and payment for any unused vacation days, in each case through the effective date of termination without Cause or for Good Reason.  Subject to the provisions detailed below, upon thirty (30) days’ written notice to the Company of his intent to terminate the Agreement, Executive shall have the right to terminate his employment under this Agreement for “Good Reason.”  For purposes of this Agreement, “Good Reason” is defined as any one of the following: (i) Company’s material breach of any provision of this Agreement; (ii) any material adverse change in Executive’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities, or any other action by the Company made without Executive’s permission (other than a change due to Executive’s Permanent Disability or as an accommodation under the Americans With Disabilities Act) which results in: (A) a diminution in any material respect in Executive’s position, authority, duties, responsibilities or compensation, which diminution continues in time over at least thirty (30) calendar days, such that it constitutes an effective demotion; or (B) a material diversion from Executive’s performance of the functions of Executive’s position (including but not necessarily limited to Executive’s authority to hire, direct, and/or fire employees, Executive’s authority to oversee the general direction and focus of the Company), excluding for this purpose material adverse changes made with Executive’s written consent or due to Executive’s termination For Cause or termination by Executive without Good Reason; (iii) relocation of the Company’s headquarters and/or Executive’s regular work address outside of the Fairfax, Virginia area without Executive’s prior written consent; or (iv) the Company’s failure to comply with the covenant contained in Section 7.8 of that certain Merger Agreement dated April 14, 2005 by and among the Company, Horne Engineering Services, Inc. and certain other parties including the Executive (the “Merger Agreement”) by the Compliance Date (as defined in the Merger Agreement); provided, however, that none of the foregoing shall constitute Good Reason unless Executive shall have provided the Company with written notice of its alleged actions constituting Good Reason (which notice shall specify in reasonable detail the particulars of such Good Reason) and Company has not cured any such alleged Good Reason or substantially commenced its effort to cure such breach within fourteen (14) calendar days of Company’s receipt of such written notice; and provided, further, that Executive may not terminate for Good Reason pursuant to clause (iv), above, if failure to comply results primarily from factors beyond the Company’s reasonable control that persist notwithstanding the Company’s compliance with the reasonable best efforts covenant contained in Section 7.8 of the Merger Agreement.

(i)

19

(j)

Megless Employment Agreement

Exhibit 3.1

(c)

If the Executive’s employment is terminated for “Cause” (as defined below), the Executive shall be entitled to receive any accrued but unpaid salary, bonus and reimbursable expenses, and payment for any then unused vacation days, through the date of termination.  For purposes of this Agreement, “Cause” shall be defined as follows: (i) Executive’s conviction of, or plea of guilty to, a felony (other than a felony resulting from a traffic violation); (ii)  Executive’s willful refusal to abide by or comply with the lawful directives of the Board; or (iii) Executive’s willful and material dishonesty, fraud, or misconduct with respect to the business or affairs of the Company.  Anything herein to the contrary notwithstanding, prior to terminating Executive’s employment under this Agreement based upon (b) or (c) above, the Company shall give the Executive written notice setting forth the exact nature of any alleged breach or alleged refusal, and the conduct required to cure such breach or refusal.  The Executive shall have fourteen (14) calendar days from the giving of such notice within which to cure, or to commence and continue to pursue the cure.  In any case, “cause” shall not be found to exist absent a majority vote of the non-interested members of the Board of Directors (defined as all of the members of the Board at the relevant time, excluding Executive) at a formal Board meeting called for this purpose, with Executive being provided ten (10) days advance written notice of the meeting of the Board at which such a vote is scheduled to be taken, and Executive and, at his election, counsel for Executive being permitted to address the Board on the issue of any alleged material breach of the Employment Agreement at such meeting.  Notwithstanding termination of Executive’s employment for Cause, all of Executive’s Options shall thereafter remain in effect subject to the terms and conditions contained therein, except for those Options which by their express terms expire upon termination of Executive’s employment.

For purposes of this Section, no act, or failure to act, on Executive’s part shall be considered “willful” unless done or omitted to be done by Executive intentionally and without reasonable belief that Executive’s action or omission was in the best interest of the Company.

(d)

To the extent permissible by applicable law, in the event the Executive becomes permanently disabled during the Employment Period, the Company may terminate this Agreement by giving thirty (30) calendar days notice to the Executive of its intent to terminate, and unless the Executive resumes performance of the duties set forth in Section 2 within ten (10) calendar days of the date of the notice and continues performance for the remainder of the notice period, this Agreement shall terminate at the end of the thirty (30) calendar day notice period.  If the Executive is terminated pursuant to this Section 4(e), he shall be entitled to receive severance pay in an amount equal to three (3) months of then current salary, less all applicable withholding and deductions; Executive shall be entitled to receive all bonuses, stock options and the Fringe Benefits as if Executive’s employment had continued through the three (3) month period following termination; and Executive’s interest in any Options shall fully vest on the effective date of his termination under this Section and shall be exercisable by the Executive for a period of one (1) year after the effective date of his termination under this Section.  This severance pay shall be payable in accordance with the Company’s normal payroll schedule, or on such other periodic basis as may be mutually agreed upon, from the effective date of his termination, as if Executive’s employment had continued during the three (3) month severance period.  “Permanently disabled” for the purposes of this Agreement means the inability, due to physical or mental ill health, to perform the Executive’s duties for one hundred twenty (120) days during

(k)

20

(l)

Megless Employment Agreement

Exhibit 3.1

any one employment year, irrespective of whether such days are consecutive.  In the event of any dispute under this Section, the Executive shall submit to a physical examination by a licensed physician mutually satisfactory to the Company and the Executive, the cost of such examination to be paid by the Company, and the determination of such physician shall be determinative.

(e)

This Agreement will terminate immediately upon the Executive’s death and the Company shall not have any further liability or obligation to the Executive, his executors, heirs, assigns or any other person claiming under or through his estate, except that Executive’s estate shall receive any accrued but unpaid salary or bonuses accrued or payable to Executive through the effective date of his termination under this Section, and Executive’s interest in any Options shall fully vest on the effective date of his termination under this Section and shall be exercisable by the Executive’s estate for a period of one (1) year after the effective date of his termination under this Section.  In addition, the Company shall pay an amount equal to three (3) months of salary, less all applicable withholding and deductions, to Executive’s estate in a lump sum payment, within fifteen (15) calendar days after Executive’s death.

(f)

The Company expressly acknowledges and agrees that, in the event Executive is terminated for any reason at any time prior to the second anniversary of the Effective Time (as defined in the Merger Agreement), the terms and conditions of the Merger Agreement, including without limitation, the Make Whole provision contained in Section 7.3 of the Merger Agreement, shall survive the termination of such employment relationship, and Executive shall be entitled to all of the rights, benefits and privileges contemplated therein; nothing herein is intended to suggest that any obligations imposed on the Company in the Merger Agreement, other than the employment obligations addressed herein, shall terminate or otherwise be affected in the event of the termination of Executive’s employment under this Agreement.

5.

[INTENTIONALLY OMITTED]

6.

Non-Disparagement.  Following the date of this Agreement and regardless of any dispute that may arise in the future, the Executive and the Company jointly and mutually agree that they will not disparage, criticize or make statements which are negative, detrimental or injurious to the other to any individual, company or client, including within the Company.

7.

Binding Agreement.  This Agreement shall be binding upon and inure to the benefit of the parties hereto, their heirs, personal representatives, successors and assigns.  In the event the Company is acquired, is a non surviving party in a merger, or transfers substantially all of its assets, this Agreement shall not be terminated and the transferee or surviving company shall be bound by the provisions of this Agreement.  The parties understand that the obligations of the Executive are personal and may not be assigned by him.

8.

Entire Agreement.  This Agreement contains the entire understanding of the Executive and the Company with respect to employment of the Executive and supersedes any and all prior understandings, written or oral.  This Agreement may not be amended, waived, discharged or terminated orally, but only by an instrument in writing, specifically identified as an amendment to this Agreement, and signed by all parties.  By entering into this Agreement, the

(m)

21

(n)

Megless Employment Agreement

Exhibit 3.1

Executive certifies and acknowledges that he has carefully read all of the provisions of this Agreement and that he voluntarily and knowingly enters into said Agreement.

9.

Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be deemed severable from the remainder of this Agreement, and the remaining provisions contained in this Agreement shall be construed to preserve to the maximum permissible extent the intent and purposes of this Agreement.  Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.

Governing Law.  This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

11.

Notices.  Any notice provided for in this Agreement shall be provided in writing.  Notices shall be effective from the date of service, if served personally on the party to whom notice is to be given, or on the second day after mailing, if mailed by first class mail, postage prepaid.  Notices shall be properly addressed to the parties at their respective addresses or to such other address as either party may later specify by notice to the other.

12.

Dispute Resolution.  The parties agree that any controversy, claim or dispute arising out of or relating to this Agreement, or the breach thereof, except as discussed herein, or arising out of or relating to the employment of the Executive, or the termination thereof, including any statutory or common law claims under federal, state, or local law, such as laws prohibiting discrimination in the workplace, shall be resolved by arbitration in Fairfax County, Virginia in accordance with the Employment Dispute Resolution Rules of the American Arbitration Association.  The parties agree that any award rendered by the arbitrator shall be final and binding, and that judgment upon the award may be entered in any court having jurisdiction thereof.  The Company agrees to pay the arbitration fee and any and all filing fees associated therewith; provided, however, that the prevailing party in any arbitration hereunder shall be entitled to reimbursement for its legal fees and fees paid to the arbitrator by such prevailing party.  In the event of a dispute between the parties regarding Executive’s entitlement to any bonus, severance or other compensation, benefits or entitlements under this Agreement, the Company agrees that, upon commencement of any legal proceeding arising out of such dispute, it will either (i) place an amount equal to the amount in dispute in an interest-bearing escrow account mutually agreeable to the parties, or (ii) shall deliver to the Executive an irrevocable letter of credit containing terms, including those relating to the accrual of interest, mutually agreeable to the parties.  In the event that the Company fails to do so, Executive shall be entitled to seek injunctive relief ordering the Company to deposit the money in escrow during the pendency of the relevant legal proceeding, and the proceeding seeking injunctive relief may be instituted in, and both the Company and Executive consent to jurisdiction within, the Commonwealth of Virginia, without giving effect to the principles of conflicts of law thereof.

(o)

22

(p)

Megless Employment Agreement

Exhibit 3.1

13.

Indemnification.

(a)

Corporate Acts.  In his capacity as a director, manager, officer, or employee of the Company or serving or having served any other entity as a director, manager, officer, or Executive at the Company’s request, Executive shall be indemnified and held harmless by the Company to the fullest extent allowed by law, the Company’s charter and by-laws, from and against any and all losses, claims, damages, liabilities, expenses (including legal fees and expenses), judgments, fines, settlements and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, in which Executive may be involved, or threatened to be involved, as a party or otherwise by reason of Executive’s status, which relate to or arise out of the Company, their assets, business or affairs, if in each of the foregoing cases, (i) Executive acted in good faith and in a manner Executive believed to be in, or not opposed to, the best interests of the Company, and, with respect to any criminal proceeding, had no reasonable cause to believe Executive’s conduct was unlawful, and (ii) Executive’s conduct did not constitute gross negligence or willful or wanton misconduct (and the Company shall also advance expenses as incurred to the fullest extent permitted under applicable law, provided Executive provides an undertaking to repay advances if it is ultimately determined that Executive is not entitled to indemnification). The Company shall advance all expenses incurred by Executive in connection with the investigation, defense, settlement or appeal of any civil or criminal action or proceeding referenced in this Section, including but not necessarily limited to legal counsel, expert witnesses or other litigation-related expenses.  Executive shall be entitled to coverage under the Company’s directors and officers liability insurance policy in effect at any time in the future to no lesser extent than any other officers or directors of the Company.  After Executive is no longer employed by the Company, the Company shall keep in effect the provisions of this Section, which provision shall not be amended except as required by applicable law or except to make changes permitted by law that would enlarge the right of indemnification of Executive.  Notwithstanding anything herein to the contrary, the provisions of this Section shall survive the termination of this Agreement and the termination of the Period of Employment for any reason.

(b)

Personal Guarantees.  The Company shall indemnify and hold harmless the Executive for any liability incurred by him by reason of his execution of any personal guarantee for the Company’s benefit (including but not limited to personal guarantees in connection with office or equipment leases, commercial loans or promissory notes).

14.

Miscellaneous.

(a)

No delay or omission by either party in exercising any right under this Agreement shall operate as a waiver of that or any other right.  A waiver or consent given by one party on any one occasion shall be effective only in that instance and shall not be construed as a bar or waiver of any right on any other occasion.

(b)

The captions of the sections of this Agreement are for convenience of reference only and in no way define, limit or affect the scope or substance of any section of this Agreement.

(q)

23

(r)

Megless Employment Agreement

Exhibit 3.1

(c)

Any rights of Executive hereunder shall be in addition to any rights Executive may otherwise have under written benefit plans or agreements of the Company to which he is a party or in which he is a participant, including, but not limited to, any Company sponsored written employee benefit plans, stock option plans, grants and agreements.

(d)

Notwithstanding any provision to the contrary contained herein, any and all matters assigned, retained, reserved and/or otherwise to be addressed by the Board hereunder shall delegated by the Board to its duly constituted Compensation Committee immediately upon the charter and formation thereof as required in Section 7.8 of the Merger Agreement.

[Signature page to M. Megless Employment Agreement]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered under seal, by its authorized officers or individually, on the date first identified above.

SPECTRUM SCIENCES &

SOFTWARE HOLDINGS CORP.

By:  /s/ William H. Ham, Jr.

Name:

William H. Ham, Jr.

Title:

President and Chief Executive Officer

MICHAEL MEGLESS

/s/ Michael Megless

(s)

25

(t)

Megless Employment Agreement

Exhibit 10.3

ASSIGNMENT AND ASSUMPTION AGREEMENT

This ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”) is made and entered into as of May 11, 2005, by and between Spectrum Sciences & Software Holdings Corp., a Delaware corporation (the “Assignor”) and Spectrum Sciences & Software, Inc., a Florida corporation (the “Assignee”), and shall be effective upon the filing with the Securities and Exchange Commission of Assignor’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2005 (the “Effective Date”).

RECITALS

WHEREAS, Assignor and William H. Ham, Jr., the President and Chief Executive Officer of Assignor (“Employee”), are parties to that certain employment agreement, dated August 9, 2004 (the “Original Employment Agreement”);

WHEREAS, Assignor and Employee amended the Original Employment Agreement as of December 14, 2005 to extend the term of the Original Employment Agreement to the date of the 2006 annual meeting of shareholders (the “Amendment” and, together with the Original Employment Agreement, the “Employment Agreement”), which Employment Agreement is attached hereto as Exhibit A;

WHEREAS, Employee is currently the President and Chief Executive Officer of Assignee;

WHEREAS, Assignor desires to assign to Assignee, and Assignee desires to assume from Assignor, all of Assignor’s rights and obligations under the Employment Agreement (the “Assignment”) pursuant to this Agreement;

WHEREAS, upon completion of the Assignment, the parties intend that the Employment Agreement will govern the employment of Employee as President and Chief Executive Officer of Assignee and will replace any other agreements or arrangement, if any, between Assignee and Employee relating thereto;

WHEREAS, in accordance with the terms of the Employment Agreement, Employee desires to acknowledge and consent to the Amendment and the Assignment.

AGREEMENT:

NOW, THEREFORE, for the premises considered and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as follows:

.

Assignment.  As of the Effective Date, Assignor assigns and transfers to Assignee all of its rights, title and interest in and to the Employment Agreement.

(u)

26

(v)

Megless Employment Agreement

Exhibit 10.3

.

Assumption.  As of the Effective Date, Assignee assumes all obligations and liabilities of Assignor under the Employment Agreement arising from and after the date hereof and agrees to perform the obligations of Assignor arising from and after the date hereof under the Employment Agreement.

.

Warranties and Representations.  Assignor warrants and represents that the Employment Agreement is in full effect, has not been modified in any respect since the date of the Amendment, that Assignor has not assigned, transferred, pledged or entered into any other agreement with respect to the Employment Agreement, that the Employment Agreement is freely assignable to the Assignee and that Assignor is not prohibited under the Employment Agreement to execute and deliver this Assignment, provided that Employee shall have consented to the Assignment as provided herein.

.

Rights of Parties.  Nothing expressed or implied in this Assignment is intended or will be construed to confer upon or give any person other than the parties hereto any rights or remedies under or by reason of this Assignment or any transaction contemplated hereby.

5.

Governing Law.  The provisions of this Agreement shall be construed in accordance with the internal laws of the State of Florida.

[Remainder of the page intentionally left blank; Signature page follows]

(w)

27

(x)

Megless Employment Agreement

Exhibit 10.3

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

ASSIGNOR:

SPECTRUM SCIENCES & SOFTWARE HOLDINGS CORP., a Delaware corporation

/s/ William H. Ham

By:

William H. Ham

Its:

President and Chief Executive Officer

/s/ Nancy C. Gontarek

By:

Nancy C. Gontarek

Its:

Chief Financial Officer

ASSIGNEE:

SPECTRUM SCIENCES & SOFTWARE, INC., a Florida corporation

/s/ William H. Ham

By:

William H. Ham

Its:

President and Chief Executive Officer

/s/ Nancy C. Gontarek

By:

Nancy C. Gontarek

Its:

Chief Financial Officer

ACKNOWLEDGED AND AGREED, with respect to each of the Amendment and the Assignment, as of the date first written above:

EMPLOYEE:

/s/ William H. Ham, Jr.

William H. Ham, Jr.

[Signature page to W. Ham Employment Agreement Assignment]

(y)

28

(z)

Megless Employment Agreement

Exhibit 10.3

Exhibit A

Employment Agreement

(aa)

29

(bb)

Megless Employment Agreement

Exhibit 10.4

ASSIGNMENT AND ASSUMPTION AGREEMENT

This ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”) is made and entered into as of May 11, 2005, by and between Spectrum Sciences & Software Holdings Corp., a Delaware corporation (the “Assignor”), and Spectrum Sciences & Software, Inc., a Florida corporation (the “Assignee”), and shall be effective upon the filing with the Securities and Exchange Commission of Assignor’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2005 (the “Effective Date”).

RECITALS

WHEREAS, Assignor and Nancy C. Gontarek, the Chief Financial Officer of Assignor (“Employee”), are parties to that certain employment agreement, dated August 9, 2004 (the “Original Employment Agreement”);

WHEREAS, Assignor and Employee amended the Original Employment Agreement as of December 14, 2005 to extend the term of the Original Employment Agreement to the date of the 2006 annual meeting of shareholders (the “Amendment” and, together with the Original Employment Agreement, the “Employment Agreement”), which Employment Agreement is attached hereto as Exhibit A;

WHEREAS, Employee is currently the Chief Financial Officer of Assignee;

WHEREAS, Assignor desires to assign to Assignee, and Assignee desires to assume from Assignor, all of Assignor’s rights and obligations under the Employment Agreement (the “Assignment”) pursuant to this Agreement;

WHEREAS, upon completion of the Assignment, the parties intend that the Employment Agreement will govern the employment of Employee as Chief Financial Officer of Assignee and will replace any other agreements or arrangement, if any, between Assignee and Employee relating thereto;

WHEREAS, in accordance with the terms of the Employment Agreement, Employee desires to acknowledge and consent to the Amendment and the Assignment.

AGREEMENT:

NOW, THEREFORE, for the premises considered and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as follows:

(cc)

30

(dd)

Megless Employment Agreement

Exhibit 10.4

.

Assignment.  As of the Effective Date, Assignor assigns and transfers to Assignee all of its rights, title and interest in and to the Employment Agreement.

.

Assumption.  As of the Effective Date, Assignee assumes all obligations and liabilities of Assignor under the Employment Agreement arising from and after the date hereof and agrees to perform the obligations of Assignor arising from and after the date hereof under the Employment Agreement.

.

Warranties and Representations.  Assignor warrants and represents that the Employment Agreement is in full effect, has not been modified in any respect since the date of the Amendment, that Assignor has not assigned, transferred, pledged or entered into any other agreement with respect to the Employment Agreement, that the Employment Agreement is freely assignable to the Assignee and that Assignor is not prohibited under the Employment Agreement to execute and deliver this Assignment, provided that Employee shall have consented to the Assignment as provided herein.

.

Rights of Parties.  Nothing expressed or implied in this Assignment is intended or will be construed to confer upon or give any person other than the parties hereto any rights or remedies under or by reason of this Assignment or any transaction contemplated hereby.

5.

Governing Law.  The provisions of this Agreement shall be construed in accordance with the internal laws of the State of Florida.

[Remainder of the page intentionally left blank; Signature page follows]

(ee)

31

(ff)

Megless Employment Agreement

Exhibit 10.4

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

ASSIGNOR:

SPECTRUM SCIENCES & SOFTWARE HOLDINGS CORP., a Delaware corporation

/s/ William H. Ham

By:

William H. Ham

Its:

President and Chief Executive Officer

/s/ Nancy C. Gontarek

By:

Nancy C. Gontarek

Its:

Chief Financial Officer

ASSIGNEE:

SPECTRUM SCIENCES & SOFTWARE, INC., a Florida corporation

/s/ William H. Ham

By:

William H. Ham

Its:

President and Chief Executive Officer

/s/ Nancy C. Gontarek

By:

Nancy C. Gontarek

Its:

Chief Financial Officer

ACKNOWLEDGED AND AGREED, with respect to each of the Amendment and the Assignment, as of the date first written above:

EMPLOYEE:

/s/ Nancy C. Gontarek

Nancy C. Gontarek

(gg)

32

(hh)

Megless Employment Agreement

Exhibit 10.4

[Signature page to N. Gontarek Employment Agreement Assignment]

(ii)

33

(jj)

Megless Employment Agreement

Exhibit 10.4

Exhibit A

Employment Agreement

Exhibit 10.5

STOCK OPTION AGREEMENT

This Stock Option Agreement (this “Agreement”) is made as of May 11, 2005 by and between Spectrum Sciences & Software Holdings Corp. (the “Corporation”) and Darryl K. Horne (the “Optionee”).

RECITALS

A.

Optionee and the Corporation are parties to that certain Agreement and Plan of Merger, dated April 14, 2005 (the “Merger Agreement”) with Horne Acquisition LLC, a Virginia limited liability company and a wholly-owned subsidiary of the Corporation (“Acquisition LLC”), Horne Engineering Services, Inc., a Virginia corporation (“Horne”) and the remaining shareholders of Horne, providing for the merger of Horne with and into Acquisition LLC pursuant to the Virginia Stock Corporation Act (the “Merger”).  Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Merger Agreement.

B.

Under the terms of the Merger Agreement, the Corporation has agreed to grant stock options to the Optionee to purchase shares of the Corporation’s common stock (the “Shares”).  The stock options granted herein are not “incentive stock options” under Section 422 of the Internal Revenue Code of 1986, as amended.

NOW THEREFORE, specifically incorporating these recitals herein, it is agreed as follows:

AGREEMENT

I.
GRANT OF OPTIONS

A.

NUMBER OF SHARES.  Subject to the terms and conditions of this Agreement, the Corporation grants to Optionee, Options to purchase from the Corporation one million (1,000,000) Shares (the “Option Shares”).

B.

EXERCISE PRICE.  Each Option Share is exercisable, upon vesting, at $1.65 (the “Option Price”).

C.

VESTING.  In accordance with Section 7.4 of the Merger Agreement, the Options granted herein shall become fully vested as of the date on which the Corporation certifies, in accordance with Sections 7.3(b)(i) and 7.3(b)(ii) of the Merger Agreement, that each of the following thresholds has been achieved:

(a)

the gross revenues of Acquisition LLC for the fiscal year ending December 31, 2005, together with the gross revenues of Horne for the fiscal year ending December 31, 2005 prior to the Effective Time of the Merger (as set forth in the Merger Agreement), based on the Corporation’s audited financial statements for the fiscal year ending December 31, 2005 as filed in the Corporation’s Annual Report on Form 10-K filed with the SEC for such fiscal year, is equal to or greater than $75,000,000 (such amount being referred to herein as the “2005 Gross Revenues Threshold”); and

35

Phoenix/320102.1

Exhibit 10.4

(b)

the EBITDA (as defined in the Merger Agreement) of Acquisition LLC for the fiscal year ending December 31, 2005, together with the EBITDA of Horne for the fiscal year ending December 31, 2005 prior to the Effective Time of the Merger (as set forth in the Merger Agreement), based on the Corporation’s audited financial statements for the fiscal year ending December 31, 2005 as filed in the Corporation’s Annual Report on Form 10-K filed with the SEC for such fiscal year, is equal to or greater than $3,250,000 (such amount being referred to herein as the “2005 EBITDA Threshold”).

D.

TERM.  The Expiration Date for all Options issued hereunder shall be that date that is five (5) years from the date on which the Corporation certifies that the Options become fully vested; provided, however, that in the event that either the 2005 Gross Revenues Threshold or the 2005 EBITDA Threshold is not achieved, in accordance with Sections 7.3(b)(i) and 7.3(b)(ii) of the Merger Agreement, as applicable, the Options shall be cancelled immediately upon certification thereof by the Corporation.

II.
EXERCISE OF OPTION

A.

.

DATE EXERCISABLE.  The Options shall become exercisable by Optionee as of the date on which the Corporation certifies that the Options become fully vested pursuant to Section 1.3 of this Agreement.

B.

MANNER OF EXERCISE OF OPTIONS AND PAYMENT FOR COMMON STOCK.  The Options may be exercised by the Optionee, in whole or in part, by giving written notice to the Secretary of the Corporation, setting forth the number of Shares with respect to which Options are being exercised.  The purchase price of the Option Shares upon exercise of the Options by the Optionee shall be paid in full in cash, or as otherwise permitted by the Company’s stock option plan.

C.

STOCK CERTIFICATES.  Promptly after any exercise in whole or in part of the Options by Optionee, the Corporation shall deliver to Optionee a certificate or certificates for the number of Shares with respect to which the Options were so exercised, registered in Optionee’s name.

III.
NONTRANSFERABILITY

A.

RESTRICTION.  The Options are not transferable by Optionee.

36

Phoenix/320102.1

Exhibit 10.4

IV.
NO RIGHTS AS SHAREHOLDER PRIOR TO EXERCISE

A.

Optionee shall not be deemed for any purpose to be a shareholder of Corporation with respect to any shares subject to the Options under this Agreement to which the Options shall not have been exercised.

V.
ADJUSTMENTS

A.

NO EFFECT ON CHANGES IN CORPORATION’S CAPITAL STRUCTURE.  The existence of the Options shall not affect in any way the right or power of the Corporation or its shareholders to make or authorize any adjustments, recapitalization, reorganization, or other changes in the Corporation’s capital structure or its business, or any merger or consolidation of the Corporation, or any issue of bonds, debentures, preferred or preference stocks ahead of or affecting the Option Shares, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

B.

ADJUSTMENT TO OPTION SHARES.  The Option Shares are subject to adjustment upon recapitalization, reclassification, consolidation, merger, reorganization, stock dividend, reverse or forward stock split and the like.  If the Corporation shall be reorganized, consolidated or merged with another corporation, Optionee shall be entitled to receive upon the exercise of the Option the same number and kind of shares of stock or the same amount of property, cash or securities as Optionee would have been entitled to receive upon the happening of any such corporate event as if Optionee had been, immediately prior to such event, the holder of the number of Shares covered by the Option.

SECTION 6

TERMINATION OF EMPLOYMENT OR DEATH

6.1

The terms and conditions of paragraph 9 of the Company’s Amended and Restated Number 2 2004 Non-Statutory Stock Option Plan, adopted on November 15, 2004, is incorporated herein by references, and shall govern the rights and privileges of the Optionee with respect to the issues addressed therein.

37

Phoenix/320102.1

Exhibit 10.4

SECTION 7
MISCELLANEOUS PROVISIONS

7.1

DISPUTES.  Any dispute or disagreement that may arise under or as a result of this Agreement, or any question as to the interpretation of this Agreement, may be determined by the Corporation’s board of directors in its absolute and uncontrolled discretion, and any such determination shall be final, binding, and conclusive on all affected persons.

7.2

NOTICES.  Any notice that a party may be required or permitted to give to the other shall be in writing, and may be delivered personally, by overnight courier or by certified or registered mail, postage prepaid, addressed to the parties at their current principal addresses, or such other address as either party, by notice to the other, may designate in writing from time to time.

7.3

LAW GOVERNING.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

7.4

TITLES AND CAPTIONS.  All section titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the context nor affect the interpretation of this Agreement.

7.5

ENTIRE AGREEMENT.  With the exception of the Merger Agreement, this Agreement contains the entire understanding between the parties and supersedes any prior understandings and agreements between them respecting the subject matter of this Agreement.

7.6

AGREEMENT BINDING.  This Agreement shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

7.7

PRONOUNS AND PLURALS.  All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular, or plural as the identity of the person or persons may require.

7.8

FURTHER ACTION.  The parties hereto shall execute and deliver all documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purposes of the Agreement.

7.9

PARTIES IN INTEREST.  Nothing herein shall be construed to be to the benefit of any third party, nor is it intended that any provision shall be for the benefit of any third party.

7.10

SAVINGS CLAUSE.  If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

[SIGNATURES ON NEXT PAGE]

Signature Page to Horne Stock Option Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

SPECTRUM SCIENCES & SOFTWARE HOLDINGS CORP., a Delaware corporation

By:

/s/ William H. Ham, Jr.

Name:

William H. Ham, Jr.
Title:President and Chief Executive Officer

The undersigned Optionee hereby acknowledges receipt of an executed original of this Agreement, accepts the Options granted thereunder, and agrees to the terms and conditions thereof.

OPTIONEE

/s/ Darryl K. Horne

Darryl K. Horne

Phoenix/320102.1

Exhibit 10.4

SPECTRUM SCIENCES AND SOFTWARE HOLDINGS CORP.

NOTICE OF EXERCISE OF STOCK OPTION

The undersigned hereby exercises the Stock Options granted by Spectrum Sciences & Software Holdings Corp. and seeks to purchase ____________________ shares of Common Stock of the Corporation pursuant to said Options.  The undersigned understands that this exercise is subject to all the terms and provisions of the Stock Option Agreement dated as of May __, 2005.

Enclosed is a check in the sum of US $_____________________ as payment for such shares.

Signature of Optionee

Date:

Phoenix/320102.1